______________________________________________________________________


                      SECURITIES AND EXCHANGE COMMISSION

                           Washington, D.C.  20549

                                   Form 8-K

                                CURRENT REPORT

                    Pursuant to Section 13 or 15(d) of the
                       Securities Exchange Act of 1934


                    Date of Report (Date of earliest Event
                         Reported):  October 15, 1997


          CWMBS, INC. (as depositor under the Pooling and Servicing Agreement, dated as of September 1, 1997, providing for the issuance of the CWMBS, INC., Home Equity Mortgage Loan Asset-Backed Trust,
          Mortgage Pass-Through Certificates, Series SPMD 1997-A).


                              CWMBS, INC.
       ------------------------------------------------------
       (Exact name of registrant as specified in its charter)


         Delaware                 333-40145           95-4449516
----------------------------     ------------    ------------------
(State or Other Jurisdiction     (Commission      (I.R.S. Employer
     of Incorporation)           File Number)    Identification No.)




4500 Park Granada
Calabasas, California                                     91302
----------------------                                 ----------
(Address of Principal                                  (Zip Code)
 Executive Offices)

  Registrant's telephone number, including area code (818) 304-5591
                                                     ----- --------

_____________________________________________________________________

Item 5.   Other Events.
----      ------------

     On September 1, 1997, CWMBS, Inc. (the "Company") entered into a Pooling and Servicing Agreement dated as of September 1, 1997 (the "Pooling and Servicing Agreement"), by and among the Company, as depositor, IndyMac, Inc. ("IndyMac"), as seller and as master servicer, and The Bank of New York, as trustee (the "Trustee"), providing for the issuance of the Company's Mortgage Pass-Through Certificates, Series SPMD 1997-A (the "Certificates"). The Pooling and Servicing Agreement is annexed hereto as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial
----     -----------------------------------------
         Information and Exhibits.
         ------------------------

(a)  Not applicable.

(b)  Not applicable.

(c)  Exhibits:

     99.1. Pooling and Servicing Agreement, dated as of September 1, 1997, by and among the Company, IndyMac and the Trustee.



                                  SIGNATURES

          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                           CWMBS, INC.


                           By:  /s/ David A. Spector
                               -------------------------
                               David A. Spector
                               Vice President



Dated:  January 16, 1998


                               Exhibit Index
                               -------------


Exhibit                                                                Page
-------                                                                ----

99.1.     Pooling and Servicing Agreement,
          dated as of September 1, 1997, by
          and among, the Company, IndyMac
          and the Trustee                                                5



                                EXHIBIT 99.1
                                ------------

                                                             EXECUTION COPY





                                 CWMBS, INC.,

                                  Depositor

                                INDYMAC, INC.

                          Seller and Master Servicer


                                     and

                            THE BANK OF NEW YORK,

                                   Trustee

                    ______________________________________


                       POOLING AND SERVICING AGREEMENT

                        Dated as of September 1, 1997

                    ______________________________________

                 HOME EQUITY MORTGAGE LOAN ASSET-BACKED TRUST
                              SERIES SPMD 1997-A

            MORTGAGE PASS-THROUGH CERTIFICATES, SERIES SPMD 1997-A



                             TABLE OF CONTENTS
                             -----------------

                                                                       Page
                                                                       ----

                                  ARTICLE I

                                 DEFINITIONS  . . . . . . . . . . . . . . I-1

Adjusted Mortgage Rate  . . . . . . . . . . . . . . . . . . . . . . . . . I-1
Adjusted Subordinated Amount for Loan Group 1 . . . . . . . . . . . . . . I-1
Adjustment Subordinated Amount for Loan Group 2 . . . . . . . . . . . . . I-1
Adjustment Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-1
Advance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-1
Agreement . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-1
Amount Held for Future Distribution . . . . . . . . . . . . . . . . . . . I-1
Applied Realized Loss Amount  . . . . . . . . . . . . . . . . . . . . . . I-1
Appraised Value . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-2
Available Funds . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-2
Basic Principal Distribution Amount . . . . . . . . . . . . . . . . . . . I-2
Basis Risk CarryForward Amount  . . . . . . . . . . . . . . . . . . . . . I-2
Book-Entry Certificates . . . . . . . . . . . . . . . . . . . . . . . . . I-3
Business Day  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-3
Certificate . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-3
Certificate Account . . . . . . . . . . . . . . . . . . . . . . . . . . . I-3
Certificate Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . I-3
Certificate Group . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-3
Certificate Owner . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-4
Certificate Register  . . . . . . . . . . . . . . . . . . . . . . . . . . I-4
Certificateholder or Holder . . . . . . . . . . . . . . . . . . . . . . . I-4
Class . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-4
Class B Principal Distribution Amount . . . . . . . . . . . . . . . . . . I-5
Class Certificate Balance . . . . . . . . . . . . . . . . . . . . . . . . I-5
Class M-1 Principal Distribution Amount . . . . . . . . . . . . . . . . . I-5
Class M-2 Principal Distribution Amount . . . . . . . . . . . . . . . . . I-6
Class Optimal Interest Distribution Amount  . . . . . . . . . . . . . . . I-6
Closing Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-6
Code  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-6
COFI  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-6
COFI Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-6
Collection Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . I-6
Component . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Component Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Component Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Cooperative Corporation . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Coop Shares . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Cooperative Loan  . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Cooperative Property  . . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Cooperative Unit  . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Corporate Trust Office  . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Current Interest  . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-7
Cut-off Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-8
Cut-off Date Pool Principal Balance . . . . . . . . . . . . . . . . . . . I-8
Cut-off Date Principal Balance  . . . . . . . . . . . . . . . . . . . . . I-8
Debt Service Reduction  . . . . . . . . . . . . . . . . . . . . . . . . . I-8
Debt Service Reduction Mortgage Loan  . . . . . . . . . . . . . . . . . . I-8
Defective Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . . . . I-8
Deficient Valuation . . . . . . . . . . . . . . . . . . . . . . . . . . . I-8
Definitive Certificates . . . . . . . . . . . . . . . . . . . . . . . . . I-8
Delay Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . I-8
Deleted Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . . . . . I-8
Denomination  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-8
Depositor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-8
Depository  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-8
Depository Participant  . . . . . . . . . . . . . . . . . . . . . . . . . I-9
Determination Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
Distribution Account  . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
Distribution Account Deposit Date . . . . . . . . . . . . . . . . . . . . I-9
Distribution Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
Due Date  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
Duff & Phelps . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
Eligible Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . . I-9
ERISA . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
ERISA-Restricted Certificate  . . . . . . . . . . . . . . . . . . . . .  I-10
Escrow Account  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
Event of Default  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
Excess Proceeds . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
Excess Reserve Fund Account . . . . . . . . . . . . . . . . . . . . . .  I-10
Excess Subordinated Amount  . . . . . . . . . . . . . . . . . . . . . .  I-10
Expense Fees  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-10
Expense Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
Extra Master Servicer Fee . . . . . . . . . . . . . . . . . . . . . . .  I-11
Extra Master Servicer Fee Rate  . . . . . . . . . . . . . . . . . . . .  I-11
Extra Principal Distribution Amount . . . . . . . . . . . . . . . . . .  I-11
FDIC  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
FHLMC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
FIRREA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
Fitch . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
FNMA  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
Group 1 Certificates  . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
Group 1 WAC Cap . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
Group 2 Certificates  . . . . . . . . . . . . . . . . . . . . . . . . .  I-11
Group 2 Maximum Cap . . . . . . . . . . . . . . . . . . . . . . . . . .  I-12
Group 2 WAC Cap . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-12
Index . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-12
Indirect Participant  . . . . . . . . . . . . . . . . . . . . . . . . .  I-12
Initial Component Balance . . . . . . . . . . . . . . . . . . . . . . .  I-12
Initial LIBOR Rate  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-12
Insurance Policy  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-12
Insurance Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-12
Insured Expenses  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-12
Interest Accrual Period . . . . . . . . . . . . . . . . . . . . . . . .  I-12
Interest Determination Date . . . . . . . . . . . . . . . . . . . . . .  I-12
Interest Distribution Amount  . . . . . . . . . . . . . . . . . . . . .  I-13
Last Scheduled Distribution Date  . . . . . . . . . . . . . . . . . . .  I-14
Latest Possible Maturity Date . . . . . . . . . . . . . . . . . . . . .  I-14
LIBOR . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-14
LIBOR Business Day  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-14
LIBOR Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-14
Liquidated Mortgage Loan  . . . . . . . . . . . . . . . . . . . . . . .  I-14
Liquidation Proceeds  . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
Loan Group  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
Loan Group 1  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
Loan Group 2  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
Loan-to-Value Ratio . . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
Maintenance . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
Majority in Interest  . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
Margin  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
Master Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
Master Servicer Advance Date  . . . . . . . . . . . . . . . . . . . . .  I-15
Master Servicing Fee  . . . . . . . . . . . . . . . . . . . . . . . . .  I-15
Master Servicing Fee Rate . . . . . . . . . . . . . . . . . . . . . . .  I-16
Maximum Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-16
Monthly Statement . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-16
Moody's . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-16
Mortgage  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-16
Mortgage File . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-16
Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-16
Mortgage Loan Schedule  . . . . . . . . . . . . . . . . . . . . . . . .  I-16
Mortgage Note . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-17
Mortgage Rate . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-17
Mortgaged Property  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-17
Mortgagor . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-17
Net Mortgage Rate . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-17
Non-Delay Certificates  . . . . . . . . . . . . . . . . . . . . . . . .  I-17
Nonrecoverable Advance  . . . . . . . . . . . . . . . . . . . . . . . .  I-18
Notice of Final Distribution  . . . . . . . . . . . . . . . . . . . . .  I-18
Notional Amount . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-18
Notional Amount Certificates  . . . . . . . . . . . . . . . . . . . . .  I-18
Offered Certificates  . . . . . . . . . . . . . . . . . . . . . . . . .  I-18
Officer's Certificate . . . . . . . . . . . . . . . . . . . . . . . . .  I-18
Opinion of Counsel  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-18
Optional Termination  . . . . . . . . . . . . . . . . . . . . . . . . .  I-18
Original Mortgage Loan  . . . . . . . . . . . . . . . . . . . . . . . .  I-18
OTS . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-18
Outside Reference Date  . . . . . . . . . . . . . . . . . . . . . . . .  I-19
Outstanding . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-19
Outstanding Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . .  I-19
Ownership Interest  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-19
Pass-Through Margin . . . . . . . . . . . . . . . . . . . . . . . . . .  I-19
Pass-Through Rate . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-19
Percentage Interest . . . . . . . . . . . . . . . . . . . . . . . . . .  I-19
Periodic Rate Cap . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-19
Permitted Investments . . . . . . . . . . . . . . . . . . . . . . . . .  I-19
Permitted Transferee  . . . . . . . . . . . . . . . . . . . . . . . . .  I-21
Person  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-22
Physical Certificates . . . . . . . . . . . . . . . . . . . . . . . . .  I-22
Planned Balance . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-22
Planned Principal Classes . . . . . . . . . . . . . . . . . . . . . . .  I-22
Pool Stated Principal Balance . . . . . . . . . . . . . . . . . . . . .  I-22
Prepayment Interest Shortfall . . . . . . . . . . . . . . . . . . . . .  I-22
Prepayment Period . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-22
Primary Insurance Policy  . . . . . . . . . . . . . . . . . . . . . . .  I-22
Principal Distribution Amount . . . . . . . . . . . . . . . . . . . . .  I-22
Principal Only Certificates . . . . . . . . . . . . . . . . . . . . . .  I-22
Principal Prepayment  . . . . . . . . . . . . . . . . . . . . . . . . .  I-22
Principal Prepayment in Full  . . . . . . . . . . . . . . . . . . . . .  I-23
Principal Remittance Amount . . . . . . . . . . . . . . . . . . . . . .  I-23
Private Certificates  . . . . . . . . . . . . . . . . . . . . . . . . .  I-23
Proprietary Lease . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-23
Prospectus Supplement . . . . . . . . . . . . . . . . . . . . . . . . .  I-23
PUD . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-23
Purchase Price  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-23
Qualified Insurer . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-23
Rating Agency . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-24
Recognition Agreement . . . . . . . . . . . . . . . . . . . . . . . . .  I-24
Record Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-24
Reference Bank  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-24
Refinancing Mortgage Loan . . . . . . . . . . . . . . . . . . . . . . .  I-24
Regular Certificates  . . . . . . . . . . . . . . . . . . . . . . . . .  I-24
REMIC . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-24
REMIC Change of Law . . . . . . . . . . . . . . . . . . . . . . . . . .  I-24
REMIC Provisions  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-24
Remittance Period . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-25
REO Property  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-25
Request for Release . . . . . . . . . . . . . . . . . . . . . . . . . .  I-25
Required Coupon . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-25
Required Insurance Policy . . . . . . . . . . . . . . . . . . . . . . .  I-25
Required Percentage . . . . . . . . . . . . . . . . . . . . . . . . . .  I-25
Residual Certificates . . . . . . . . . . . . . . . . . . . . . . . . .  I-25
Responsible Officer . . . . . . . . . . . . . . . . . . . . . . . . . .  I-25
SAIF  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-25
S&P . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-25
Scheduled Balances  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-25
Scheduled Classes . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-25
Scheduled Payment . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-26
Securities Act  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-26
Security Agreement  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-26
Seller  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-26
Seller/Servicer Guide . . . . . . . . . . . . . . . . . . . . . . . . .  I-26
Senior Enhancement Percentage . . . . . . . . . . . . . . . . . . . . .  I-26
Senior Specified Enhancement Percentage . . . . . . . . . . . . . . . .  I-26
Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-26
Servicer Advance  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-26
Servicing Account . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-26
Servicing Advances  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-26
Servicing Agreement . . . . . . . . . . . . . . . . . . . . . . . . . .  I-27
Servicing Officer . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-27
Specified Subordinated Amount . . . . . . . . . . . . . . . . . . . . .  I-27
Startup Day . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-27
Stated Principal Balance  . . . . . . . . . . . . . . . . . . . . . . .  I-27
Stepdown Date . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-27
Subordinated Amount . . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
Subordination Deficiency  . . . . . . . . . . . . . . . . . . . . . . .  I-28
Subordination Reduction Amount  . . . . . . . . . . . . . . . . . . . .  I-28
Subservicer . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
Substitute Mortgage Loan  . . . . . . . . . . . . . . . . . . . . . . .  I-28
Substitution Adjustment Amount  . . . . . . . . . . . . . . . . . . . .  I-28
Targeted Balance  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
Targeted Principal Classes  . . . . . . . . . . . . . . . . . . . . . .  I-28
Tax Matters Person  . . . . . . . . . . . . . . . . . . . . . . . . . .  I-28
Tax Matters Person Certificate  . . . . . . . . . . . . . . . . . . . .  I-29
Total Monthly Excess Spread . . . . . . . . . . . . . . . . . . . . . .  I-29
Transfer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-29
Trigger Event . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-29
Trust Fund  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-29
Trustee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-29
Trustee Fee . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-29
Trustee Fee Rate  . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-29
Unpaid Interest Amounts . . . . . . . . . . . . . . . . . . . . . . . .  I-29
Unpaid Realized Loss Amount . . . . . . . . . . . . . . . . . . . . . .  I-30
Voting Rights . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-30
Withdrawal Date . . . . . . . . . . . . . . . . . . . . . . . . . . . .  I-30

                                  ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES  . . . . . . . .  II-1

SECTION 2.01.  Conveyance of Mortgage Loans . . . . . . . . . . . . . .  II-1
               ----------------------------

SECTION 2.02.  Acceptance by the Trustee of the Mortgage Loans  . . . .  II-4
               -----------------------------------------------

SECTION 2.03.  Representations, Warranties and Covenants of the
               ------------------------------------------------
Seller and the Master Servicer. . . . . . . . . . . . . . . . . . . . .  II-6
------------------------------

SECTION 2.04.  Representations and Warranties of the Depositor as to
               -----------------------------------------------------
the Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . . . . . .  II-8
------------------

SECTION 2.05.  Delivery of Opinion of Counsel in Connection with
               -------------------------------------------------
Substitutions and Repurchases.  . . . . . . . . . . . . . . . . . . . .  II-9
-----------------------------

SECTION 2.06.  Execution and Delivery of Certificates . . . . . . . . .  II-9
               --------------------------------------

SECTION 2.07.  REMIC Matters  . . . . . . . . . . . . . . . . . . . . . II-10
               -------------

SECTION 2.08.  Covenants of the Master Servicer . . . . . . . . . . . . II-10
               --------------------------------

                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                              OF MORTGAGE LOANS . . . . . . . . . . . . III-1

SECTION 3.01.  Master Servicer to Service Mortgage Loans  . . . . . . . III-1
               -----------------------------------------

SECTION 3.02.  Subservicing; Enforcement of the Obligations of
               -----------------------------------------------
Servicers . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . III-2
---------

SECTION 3.03.  Successor Servicers  . . . . . . . . . . . . . . . . . . III-3
               -------------------

SECTION 3.04.  Liability of the Master Servicer . . . . . . . . . . . . III-3
               --------------------------------

SECTION 3.05.  No Contractual Relationship
               _________________________________
               Between Servicers and the Trustee  . . . . . . . . . . . III-4
               _________________________________

SECTION 3.06.  Rights of the Depositor and the Trustee in Respect of
               -----------------------------------------------------
the Master Servicer . . . . . . . . . . . . . . . . . . . . . . . . . . III-4
-------------------

SECTION 3.07.  Trustee to Act as Master Servicer  . . . . . . . . . . . III-4
               ---------------------------------

SECTION 3.08.  Collection of Mortgage Loan Payments; Servicing
               -----------------------------------------------
Accounts; Collection Account; Certificate Account; and
------------------------------------------------------
Distribution Account  . . . . . . . . . . . . . . . . . . . . . . . . . III-5
--------------------

SECTION 3.09.  Collection of Taxes, Assessments and Similar Items;
               ---------------------------------------------------
Escrow Accounts . . . . . . . . . . . . . . . . . . . . . . . . . . .  III-11
---------------

SECTION 3.10.  Access to Certain Documentation and Information
               -----------------------------------------------
Regarding the Mortgage Loans  . . . . . . . . . . . . . . . . . . . .  III-12
----------------------------

SECTION 3.11.  Permitted Withdrawals from the Certificate Account,
               ---------------------------------------------------
the Distribution Account and the Excess Reserve Fund
----------------------------------------------------
Account . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  III-12
-------

SECTION 3.12.  Maintenance of Hazard Insurance; Maintenance of
               -----------------------------------------------
Primary Insurance Policies  . . . . . . . . . . . . . . . . . . . . .  III-14
--------------------------

SECTION 3.13.  Enforcement of Due-On-Sale Clauses; Assumption
               ----------------------------------------------
Agreements  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  III-16
----------

SECTION 3.14.  Realization Upon Defaulted Mortgage Loans; Repurchase
               -----------------------------------------------------
of Certain Mortgage Loans . . . . . . . . . . . . . . . . . . . . . .  III-17
-------------------------

SECTION 3.15.  Trustee to Cooperate; Release of Mortgage Files  . . .  III-20
               -----------------------------------------------

SECTION 3.16.  Documents, Records and Funds in Possession of the
               -------------------------------------------------
Master Servicer to be Held for the Trustee  . . . . . . . . . . . . .  III-21
------------------------------------------

SECTION 3.17.  Servicing Compensation . . . . . . . . . . . . . . . .  III-22
               ----------------------

SECTION 3.18.  Access to Certain Documentation  . . . . . . . . . . .  III-22
               -------------------------------

SECTION 3.19.  Annual Statement as to Compliance  . . . . . . . . . .  III-23
               ---------------------------------

SECTION 3.20.  Annual Independent Public Accountants' Servicing
               ------------------------------------------------
Statement; Financial Statements . . . . . . . . . . . . . . . . . . .  III-23
-------------------------------

SECTION 3.21.  Errors and Omissions Insurance; Fidelity Bonds . . . .  III-24
               ----------------------------------------------

                                  ARTICLE IV

                              DISTRIBUTIONS AND
                       ADVANCES BY THE MASTER SERVICER  . . . . . . . .  IV-1

SECTION 4.01.  Advances . . . . . . . . . . . . . . . . . . . . . . . .  IV-1
               --------

SECTION 4.02.  Priorities of Distribution . . . . . . . . . . . . . . .  IV-1
               --------------------------

SECTION 4.03.  Monthly Statements to Certificate-
               ----------------------------------
          holders . . . . . . . . . . . . . . . . . . . . . . . . . . .  IV-4
          -------

SECTION 4.04.  (Reserved) . . . . . . . . . . . . . . . . . . . . . . .  IV-6

SECTION 4.05.  (Reserved) . . . . . . . . . . . . . . . . . . . . . . .  IV-6

SECTION 4.06.  Determination of Pass-Through Rates for COFI
               --------------------------------------------
Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  IV-6
------------

SECTION 4.07.  Determination of Pass-Through Rates for LIBOR
               ---------------------------------------------
Certificates  . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  IV-8
------------

                                  ARTICLE V

                               THE CERTIFICATES . . . . . . . . . . . . . V-1

SECTION 5.01.  The Certificates . . . . . . . . . . . . . . . . . . . . . V-1
               ----------------

SECTION 5.02.  Certificate Register; Registration of Transfer and
               --------------------------------------------------
Exchange of Certificates  . . . . . . . . . . . . . . . . . . . . . . . . V-2
------------------------

SECTION 5.03.  Mutilated, Destroyed, Lost or Stolen Certificates  . . . . V-7
               ------------------------------------ ------------

SECTION 5.04.  Persons Deemed Owners  . . . . . . . . . . . . . . . . . . V-7
               ---------------------

SECTION 5.05.  Access to List of Certificateholders' Names and
               -----------------------------------------------
Addresses . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . V-8
---------

SECTION 5.06.  Maintenance of Office or Agency  . . . . . . . . . . . . . V-8
               -------------------------------


                                  ARTICLE VI

                    THE DEPOSITOR AND THE MASTER SERVICER . . . . . . .  VI-1

SECTION 6.01.  Respective Liabilities of the Depositor and the Master
               ------------------------------------------------------
Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  VI-1
--------

SECTION 6.02.  Merger or Consolidation of the Depositor or the Master
               ------------------------------------------------------
Servicer  . . . . . . . . . . . . . . . . . . . . . . . . . . . . . . .  VI-1
--------

SECTION 6.03.  Limitation on Liability of the Depositor, the Seller,
               -----------------------------------------------------
the Master Servicer and Others  . . . . . . . . . . . . . . . . . . . .  VI-1
------------------------------

SECTION 6.04.  Limitation on Resignation of the Master Servicer . . . .  VI-2
               ------------------------------------------------

                                 ARTICLE VII

                                   DEFAULT  . . . . . . . . . . . . . . VII-1

SECTION 7.01.  Events of Default  . . . . . . . . . . . . . . . . . . . VII-1
               -----------------

SECTION 7.02.  Trustee to Act; Appointment of
               ------------------------------
                         Successor  . . . . . . . . . . . . . . . . . . VII-3
                         ---------

SECTION 7.03.  Notification to Certificateholders . . . . . . . . . . . VII-4
               ----------------------------------


                                 ARTICLE VIII

                            CONCERNING THE TRUSTEE  . . . . . . . . .  VIII-1

SECTION 8.01.  Duties of the Trustee  . . . . . . . . . . . . . . . .  VIII-1
               ---------------------

SECTION 8.02.  Certain Matters Affecting the Trustee  . . . . . . . .  VIII-2
               -------------------------------------

SECTION 8.03.  Trustee Not Liable for Certificates or Mortgage Loans   VIII-3
               -----------------------------------------------------

SECTION 8.04.  Trustee May Own Certificates . . . . . . . . . . . . .  VIII-3
               ----------------------------

SECTION 8.05.  Trustee's Fees and Expenses  . . . . . . . . . . . . .  VIII-3
               ---------------------------

SECTION 8.06.  Eligibility Requirements for the Trustee . . . . . . .  VIII-4
               ----------------------------------------

SECTION 8.07.  Resignation and Removal of the Trustee . . . . . . . .  VIII-5
               --------------------------------------

SECTION 8.08.  Successor Trustee  . . . . . . . . . . . . . . . . . .  VIII-5
               -----------------

SECTION 8.09.  Merger or Consolidation of the Trustee . . . . . . . .  VIII-6
               --------------------------------------

SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee  . . . .  VIII-6
               ---------------------------------------------

SECTION 8.11.  Tax Matters  . . . . . . . . . . . . . . . . . . . . .  VIII-8
               -----------

SECTION 8.12.  Periodic Filings.  . . . . . . . . . . . . . . . . . . VIII-10
               ----------------


                                  ARTICLE IX

                                 TERMINATION  . . . . . . . . . . . . .  IX-1

SECTION 9.01.  Termination upon Liquidation or Purchase of the
               -------------------------------
Mortgage Loans  . . . . . . . . . . . . . . . . . . . . . . . . . . . .  IX-1

SECTION 9.02.  Final Distribution on the Certificates . . . . . . . . .  IX-2
               --------------------------------------

SECTION 9.03.  Additional Termination Requirements  . . . . . . . . . .  IX-3
               -----------------------------------


                                  ARTICLE X

                           MISCELLANEOUS PROVISIONS . . . . . . . . . . . X-1

SECTION 10.01. Amendment  . . . . . . . . . . . . . . . . . . . . . . . . X-1
               ---------

SECTION 10.02. Recordation of Agreement; Counterparts . . . . . . . . . . X-2
               --------------------------------------

SECTION 10.03. Governing Law  . . . . . . . . . . . . . . . . . . . . . . X-3
               -------------

SECTION 10.04. Intention of Parties . . . . . . . . . . . . . . . . . . . X-3
               --------------------

SECTION 10.05. Notices  . . . . . . . . . . . . . . . . . . . . . . . . . X-3
               -------

SECTION 10.06. Severability of Provisions . . . . . . . . . . . . . . . . X-4
               --------------------------

SECTION 10.07. Assignment . . . . . . . . . . . . . . . . . . . . . . . . X-4
               ----------

SECTION 10.08. Limitation on Rights of Certificateholders . . . . . . . . X-5
               ------------------------------------------

SECTION 10.09. Inspection and Audit Rights  . . . . . . . . . . . . . . . X-5
               ---------------------------

SECTION 10.10. Certificates Nonassessable and Fully Paid  . . . . . . . . X-6
               -----------------------------------------


                                 SCHEDULES
                                 ---------

Schedule I:    Mortgage Loan Schedule . . . . . . . . . . . . . . . .   S-I-1

Schedule II:   Representations and Warranties of the
          Seller/Master Servicer  . . . . . . . . . . . . . . . . . .  S-II-1

Schedule III:  Representations and Warranties as to
          the Mortgage Loans  . . . . . . . . . . . . . . . . . . . . S-III-1

Schedule IV:   Planned Balanced Schedules . . . . . . . . . . . . . .  S-IV-1


                                  EXHIBITS
                                  --------

Exhibit A:     Form of Class A, M and B Certificate . . . . . . . . . . . A-1

Exhibit B:     Form of Class OC Certificate . . . . . . . . . . . . . . . B-1

Exhibit C:     Form of Class R Certificate  . . . . . . . . . . . . . . . C-1

Exhibit D:     (Reserved) . . . . . . . . . . . . . . . . . . . . . . . . D-1

Exhibit E:     Form of Reverse of Certificates  . . . . . . . . . . . . . E-1

Exhibit F:     (Reserved) . . . . . . . . . . . . . . . . . . . . . . . . F-1

Exhibit G:     Form of Initial Certification of Trustee . . . . . . . . . G-1

Exhibit H:     Form of Final Certification of Trustee . . . . . . . . . . H-1

Exhibit I:     Form of Transfer Affidavit . . . . . . . . . . . . . . . . I-1

Exhibit J:     Form of Transferor Certificate . . . . . . . . . . . . . . J-1

Exhibit K:     Form of Investment Letter (Non-Rule 144A)  . . . . . . . . K-1

Exhibit L:     Form of Rule 144A Letter . . . . . . . . . . . . . . . . . L-1

Exhibit M:     Form of Request for Release (for Trustee)  . . . . . . . . M-1

Exhibit N:     Form of Request for Release (Mortgage Loan
     Paid in Full, Repurchased and Released)  . . . . . . . . . . . . . . N-1

Exhibit O:     Notional Amount Schedule for the Class AF-X
     Certificates . . . . . . . . . . . . . . . . . . . . . . . . . . . . O-1



          THIS POOLING AND SERVICING AGREEMENT, dated as of        September
1, 1997, among CWMBS, INC., a Delaware corporation, as depositor (the "Depositor"), INDYMAC, INC. ("IndyMac"), a Delaware corporation, as seller (in such capacity, the "Seller") and as master servicer (in such capacity, the "Master Servicer"), and THE BANK OF NEW YORK, a banking corporation organized under the laws of the State of New York, as trustee (the "Trustee"),

                               WITNESSETH THAT

          In consideration of the mutual agreements herein contained, the parties hereto agree as follows:

                            PRELIMINARY STATEMENT

          The Depositor is the owner of the Trust Fund that is hereby conveyed to the Trustee in return for the Certificates. The Trust Fund for federal income tax purposes will consist of six REMICs. The Excess Reserve Fund Account shall be accounted for as property held by the Trustee separate and apart from the Subsidiary REMICs and the Master REMIC. The "latest possible maturity date" for federal income tax purposes of all interests created hereby will be the Latest Possible Maturity Date.

          The following table sets forth characteristics of the Certificates, together with the minimum denominations and integral multiples in excess thereof in which such Classes shall be issuable (except that one Certificate of each Class of Certificates may be issued in a different amount and, in addition, one Residual Certificate representing the Tax Matters Person Certificate may be issued in a different amount):

                                                                                 Integral Multiples
                              Class Certificate   Pass-Through      Minimum           in Excess
                                   Balance             Rate      Denomination        of Minimum
 Class AF-1  . . . . . . . .  $69,500,000         (1)             $25,000          $1,000

 Class AF-2  . . . . . . . .  $31,000,000          6.43%(2)       $25,000          $1,000
 Class AF-3  . . . . . . . .  $19,000,000          6.70%(2)       $25,000          $1,000

 Class AF-4  . . . . . . . .  $15,026,368          7.05%(2)       $25,000          $1,000
 Class AF-5  . . . . . . . .  $13,500,000          6.64%(2)       $25,000          $1,000

 Class AF-X  . . . . . . . .           (3)         1.50%          $25,000          $1,000
 Class MF-1  . . . . . . . .  $ 7,560,000          6.88%(2)       $25,000          $1,000

 Class MF-2  . . . . . . . .  $ 1,985,000          7.08%(2)       $25,000          $1,000
 Class BF  . . . . . . . . .  $ 1,596,720          7.39%(2)       $25,000          $1,000

 Class AV-1  . . . . . . . .  $79,173,000         (4)             $25,000          $1,000
 Class MV-1  . . . . . . . .  $ 4,362,000         (4)             $25,000          $1,000

 Class MV-2  . . . . . . . .  $ 2,181,000         (4)             $25,000          $1,000
 Class BV  . . . . . . . . .  $ 1,526,923         (4)             $25,000          $1,000

 Class R . . . . . . . . . .         $ 50          7.39%              $10              $0.01


(1) The Class AF-1 Certificates will bear interest during their initial Interest Accrual Period at 5.742% per annum. The Class AF-1 Certificates will bear interest during each Interest Accrual Period thereafter at a per annum rate equal to the lesser of (i) LIBOR plus 0.09% and (ii) the Group 1 WAC Cap. Following the Group 1 Optional Termination Date, the Pass-Through Margin for the Class AF-1 Certificates will be doubled.

(2) The Pass-Through Rates are subject to the Group 1 WAC Cap and, following the Group 1 Optional Termination Date, each Pass-Through Rate will be increased by 0.50% (50 basis points).

(3) The Class AF-X Certificates will be Notional Amount Certificates, will have no principal balance and will bear interest on their Notional Amount (initially $88,000,000).

(4) The Class AV-1, Class MV-1, Class MV-2 and Class BV Certificates will bear interest during their initial Interest Accrual Period at 5.852%, 6.052%, 6.252% and 6.652%, respectively, per annum. The Class AV-1, Class MV-1, Class MV-2 and Class BV Certificates will bear interest during each Interest Accrual Period thereafter at a per annum rate equal to the least of (i) LIBOR plus 0.20%, 0.40%, 0.60% and 1.00%, respectively, (ii) the Group 2 Maximum Cap, and (iii) the Group 2 WAC Cap. Following the Group 2 Optional Termination Date, the Pass-Through Margin for each such Class will be doubled.

(5)  One Certificate with a Class Certificate Balance of $0.05 shall be
     created.   CORRESPONDING CLASSES OF THE SUBSIDIARY REMICS

     The following is a discussion of the establishment of the Subsidiary REMICs and the related corresponding classes of certificates.

     (a)  TIER ONE REMIC

     A Subsidiary REMIC (the "Tier One REMIC") shall be created with the following uncertificated interests:

     Class          Initial Balance               Interest Rate
     -----          ---------------               -------------

     T1-1           $159,168,138                       (1)

     T1-2           $ 87,242,923                       (2)

     T1-R           $          0                       (3)

     (1) The Class T1-1 interest shall bear interest at the weighted average of the Mortgage Interest Rates in effect at the beginning of the related Remittance Period on the Mortgage Loans in Loan Group 1 minus 0.51%. The Class T1-1 interest shall receive the principal payments from the Mortgages in Loan Group 1 and shall be allocated any Realized Losses and any principal prepayment shortfalls not covered by Compensating Interest from the Mortgage Loans in Loan Group 1.

     (2) The Class T1-2 interest shall bear interest at the weighted average of the Mortgage Interest Rates in effect at the beginning of the related Remittance Period on the Mortgage Loans in Loan Group 2 minus 0.51%. The Class T1-2 interest shall receive the principal payments from the Mortgages in Loan Group 2 and shall be allocated any Realized Losses and any principal prepayment shortfalls not covered by Compensating Interest from the Mortgage Loans in Loan Group 2.

     (3) The Class T1-R interest shall not have a principal balance and shall not bear interest. It shall be entitled to any money from Loan Group 1 or Loan Group 2 not otherwise required to pay fees, principal or interest on the Class T1-1 and Class T1-2 interests.

     The assets of the Tier One REMIC shall consist of the Mortgage Loans in Loan Group 1 and Loan Group 2. In addition, the funds in the Collection Account shall be assets of the Tier One REMIC. The Master Servicing Fee (other than the Extra Master Servicing Fee) and the Trustee Fee shall be paid by the Tier One REMIC. Class T1-1 and Class T1-2 interests shall be designated as regular interests (within the meaning of Code Section 860G(a)(1)) of the Tier One REMIC and the Class T1-R interest, the beneficial ownership of which is represented by the Class R Certificate, shall be designated as the sole class of residual interest in the Tier One REMIC. The start-up day of the Tier One REMIC shall be the Closing Date and the latest possible maturity date of the Class T1-1 and Class T1-2 interests shall be the Latest Possible Maturity Date.

     (b)  TIER TWO

     A Subsidiary REMIC (the "Tier Two REMIC") shall be created with the following uncertificated interests.


     Class          Initial Balance                    Interest Rate
     -----          ---------------                    -------------

     T2-1           $ 71,167,138                           (1)

     T2-2           $ 88,000,000                           (1)

     T2-3           $ 87,242,923                           (2)

     T2-R           $          0                           (3)

     (1) The Class T2-1 and Class T2-2 interests shall bear interest at the rate on the Class T1-1 Class for the related Remittance Period (i.e.,
                                                                ----
the weighted average of the Mortgage Interest Rates in effect at the beginning of the related Remittance Period on the Mortgage Loans in Loan Group 1 minus 0.51%).

     (2) The Class T2-3 interest shall bear interest at the rate on the Class T1-2 for the related Remittance Period (i.e., weighted average of
                                              ----
the Mortgage Interest Rates in effect at the beginning of the related Remittance Period on the Mortgage Loans in Loan Group 2 minus 0.51%).

     (3) The Class T2-R interest shall not have a principal balance and shall not bear interest. It shall be entitled to any money from the Tier One REMIC regular interest not otherwise required to pay principal and interest on the Class T2-1, Class T2-2, and Class T2-3 interests.

     The assets of the Tier Two REMIC shall consist of the regular interests issued by the Tier One REMIC. Class T2-1, Class T2-2, and Class T2-3 interests shall be designated as regular interests (within the meaning of Code Section 860G(a)(1)) of the Tier Two REMIC and the Class T2-R interest, the beneficial ownership of which is represented by the Class R Certificate, shall be designated as the sole class of residual interest in the Tier Two REMIC. The start-up day of the Tier Two REMIC shall be the Closing Date and the latest possible maturity date of the Class T2-1, Class T2-2, and Class T2-3 interests shall be the Latest Possible Maturity Date.

     The Class T2-3 interest shall be allocated the Available Funds attributable to amounts received from the Class T1-2 interest and shall be allocated any Realized Losses and any principal prepayment shortfalls not covered by Compensating Interest from the Class T1-2 interest.

     The Available Funds attributable to amounts received from the Class T1-1 interest shall first be used to pay interest to the Class T2-1 and Class T2-2 interests proportionately and then to pay the Principal Remittance Amount. The Principal Remittance Amount for a Distribution Date from the Class T1-1 interest (the Principal Remittance Amount attributable to the Mortgage Loans in Loan Group 1) shall be allocated:

     first, to the Class T2-2 interest in up to an amount sufficient to reduce its principal balance down to the Notional Amount schedule set forward in Exhibit O to this Agreement for the related Distribution Date;

     second, to Class T2-1 interest until its balance has been reduced to zero; and

     third, to the Class T2-2 until its balance has been reduced to zero.

     Losses from the Class T1-1 interest (which are attributable to the Mortgage Loans in Loan Group 1) shall be allocated after the application of the Principal Remittance Amount for such Distribution Date:

     first, to the Class T2-2 interest in up to an amount sufficient to reduce its principal balance down to the Notional Amount schedule set forward in Exhibit O to this Agreement for the related Distribution Date;

     second, to Class T2-1 interest until its balance has been reduced to zero; and

     third, to the Class T2-2 until its balance has been reduced to zero.

     Principal prepayment shortfalls not covered by Compensating Interest from the Class T1-1 interest shall be allocated pro rata between the Class
                                                --- ----
T2-1 and Class T2-2 interests based on their interest entitlement.


(c)  TIER THREE

     A Subsidiary REMIC (the "Tier Three REMIC") shall be created with the following uncertificated interests:


     Class     Initial Balance                    Interest Rate
     -----     ---------------                    -------------

     T3-1      $155,984,775.24                         (1)
     T3-2      $  1,591,681.38                         (1)
     T3-3      $  1,591,681.38                         (1)
     T3-4           (2)                                1.5%
     T3-5      $ 85,498,064.54                         (3)
     T3-6      $    872,429.23                         (3)
     T3-7      $    872,429.23                         (3)
     T3-R      $          0.00                         (4).

     (1) The Class T3-1, Class T3-2, and Class T3-3 interests shall bear interest at the weighted average of the rates in effect at the beginning of the related Remittance Period on the Class T2-1 and Class T2-2 interests, reducing the rate on T2-2 by 1.5% for purposes of this calculation. Interest on the Class T3-3 interest will accrue in an amount equal to 1% of the increase in the Adjusted Subordinated Amount for Loan Group 1" for the Distribution Date over its balance on the prior Distribution Date. The "Adjusted Subordinated Amount for Loan Group 1" as of any Distribution Date is the excess, if any, of (a) the aggregate unpaid principal balances of the Mortgage Loans in such Loan Group as of the end of the related Remittance Period (reduced to take into account any Realized Losses and advances of principal by the Master Servicer) over (b) the aggregate of the balances of the Class T5-AF1, T5-AF2, T5-AF3, T5-AF4, T5-AF5, T5-MF1, T5-MF2, and T5-BF issued by the Fifth Tier REMIC as of such Distribution Date (after giving effect to the payment of principal on such interests on such Distribution
Date).

     (2) The Class T3-4 shall not have a principal balance, but shall have a notional principal balance equal to the principal balance of the Class T2-2.

     (3) The Class T3-5, Class T3-6, and Class T3-7 interests shall bear interest at the rate in effect at the beginning of the related Remittance Period on the Class T2-3 (i.e., the weighted average rate of the Mortgage
                          ----
Loans in Loan Group 2). Interest on the Class T3-7 interest will accrue in an amount equal to 1% of the increase in the Adjusted Subordinated Amount for Loan Group 2 for a Distribution Date over its balance as of the prior Distribution Date. The "Adjusted Subordinated Amount for Loan Group 2" as of any Distribution Date is the excess, if any, of (a) the aggregate unpaid principal balances of the Mortgage Loans in such Loan Group as of the end of the related Remittance Period (reduced to take into account any Realized Losses and advances of principal by the Master Servicer) over (b) the aggregate of the Certificates issued by the Master REMIC as of such Distribution Date (after giving effect to the payment of principal on such interests on such Distribution Date) that correspond to the Mortgage Loans in Loan Group 2.

     (4) The Class T3-R interest shall not have a principal balance and shall not bear interest. It shall be entitled to any money from the Tier Two REMIC regular interests not otherwise required to pay principal and interest on the regular interests issued by the Tier Three REMIC.

     The interest accrual on the Class T3-3 interest will be paid as principal to the Class T3-2 interest and the interest accrual on Class T3-7 interest will be paid as principal to Class T3-6 interest. Principal payments from the Class T2-1 and Class T2-2 interests (i.e., Principal
                                                       ----
Remittance Amounts attributable to the Mortgage Loans in Loan Group 1) will be allocated 98% to T3-1 until its balance is reduced to zero. Principal payments from the Class T2-1 and Class T2-2 interests will be allocated to T3-3 equal to 2% of the amount by which the Adjusted Subordinated Amount for Loan Group 1 has been reduced (excluding reductions attributable to Realized Losses) and any excess principal payments will be allocated equally between the Class T3-3 and Class T3-2 interests until the principal balance of such classes is reduced to zero. Principal payments from Class T2-3 interest (i.e., Principal Remittance
----
Amounts attributable to Loan Group 2) will be allocated 98% to T3-5 until its balance is reduced to zero. Principal payments from Class T2-3 interests will be allocated to T3-7 equal to 2% of the amount by which the Adjusted Subordinated Amount for Loan Group 2 has been reduced (excluding reductions attributable to Realized Losses) and any excess principal payments will be allocated equally between the Class T3-6 and Class T3-7 interests until the principal balance of such classes is reduced to zero.

     Principal prepayment shortfalls not covered by Compensating Interest from the Class T2-1 and Class T2-2 interests shall be allocated pro rata
                                                                --- ----
between the Class T3-1, Class T3-2, Class T3-4 according to their right to receive interest on such Distribution Date. Principal prepayment shortfalls not covered by Compensating Interest from the Class T2-3 interest shall be allocated pro rata between the Class T3-5, Class T3-6,
          --- ----
Class T3-7 according to their right to receive interest on such Distribution
Date.

     Realized Losses for any Distribution Date attributable to the Mortgage Loans in Loan Group 1 shall be allocated 98% to T3-1 and Realized Losses for any Distribution Date attributable to the Mortgage Loans in Loan Group 2 will be allocated 98% to T3-5. With respect to the remaining 2% of Realized Losses attributable to the Mortgage Loans in Loan Group 1, such Realized Losses will be allocated entirely to T3-3 to the extent that the principal balance of T3-3 on any Distribution Date exceeds 1% of the balance of the Mortgage Loans in Loan Group 1 as of the end Remittance Period related to such Distribution Date (after giving effect to any principal payments made on such Distribution Date) and then equally between the Class T3-2 and T3-3 interests until their principal balances are reduced to zero. With respect to the remaining 2% of Realized Losses attributable to the Mortgage Loans in Loan Group 2, such Realized Losses will be allocated entirely to T3-7 to the extent that the principal balance of T3-7 on any Distribution Date exceeds 1% of the balance of the Mortgage Loans in Loan Group 2 as of the end Remittance Period related to such Distribution Date (after giving effect to any principal payments made on such Distribution Date) and then equally between the Class T3-6 and T3-7 interests until their principal balances are reduced to zero.

     The assets of the Tier Three REMIC shall consist of the regular interests issued by the Tier Two REMIC. Class T3-1, Class T3-2, Class T3-3, Class T3-4, Class T3-5, Class T3-6, and Class T3-7 interests shall be designated as regular interests (within the meaning of Code Section 860G(a)(1)) of the Tier Three REMIC and the Class T3-R interest, the beneficial ownership of which is represented by the Class R Certificate, shall be designated as the sole class of residual interest in the Tier Three REMIC. The start-up day of the Tier Three REMIC shall be the Closing Date and the latest possible maturity date of the each regular interest issued by the Tier Three REMIC shall be the Latest Possible Maturity Date.


(d)  FOURTH TIER

     A Subsidiary REMIC (the "Tier Four REMIC") shall be created with the following classes:

     Class          Initial Balance               Interest Rate
     -----          ---------------               -------------

     T4-1           $155,984,775.24                    (1)
     T4-2              1,591,681.38                    (2)
     T4-3              1,591,681.38                    (1)
     T4-4                (3)                           (4)
     T4-5                (5)
     T4-6           $ 85,498,064.54                    (6)
     T4-7                872,429.23                    (7)
     T4-8                872,429.23                    (6)
     T4-9                (8)                           (9)
     T4-R                      0.00                   (10)

     (1) The Class T4-1 and Class T4-3 interest shall bear interest at the weighted average rate of the Class T3-1, Class T3-2, and Class T3-3 interests for such Distribution Date. Interest on the Class T4-3 interest will accrue in an amount equal to 1% of the increase in the Adjusted Subordinated Amount for Loan Group 1 for a Distribution Date over its balance as of the prior Distribution Date.

     (2) The Class T4-2 interest will have a rate equal to the lesser of (a) 7.39% per annum (7.89% after the Optional Termination Date for Loan Group 1) and (b) the weighted average rate of the Class T3-1, Class T3-2, and Class T3-3 interests for such Distribution Date (the "Class T4-2 Pass-Through Rate").

     (3) The Class T4-4 interest will have a notional principal balance for each Distribution Date equal to the principal balance of Class T3-2 interest as of the end of the related Remittance Period.

     (4) The Interest rate on the Class T4-4 interest will equal the excess of the interest on the Class T3-2 interest above the Class T4-2 Pass-Through Rate.

     (5) The Class T4-5 will have a notional balance equal to the notional balance of the Class T3-4 for such Distribution Date and shall be entitled to 100% of the amounts due on the Class T3-4 interest.

     (6) The Class T4-6 and Class T4-8 interest shall bear interest at the weighted average rate of the Class T3-5, Class T3-6, and Class T3-7 interests for such Distribution Date. Interest on the Class T4-8 interest will accrue in an amount equal to 1% of the increase in the Adjusted Subordinated Amount for Loan Group 2 for a Distribution Date over its balance for the prior Distribution Date.

     (7) The Class T4-7 interest will have a rate equal to the lesser of (a) the London interbank offered rate for one-month U.S. dollar deposits plus a Pass-Through Margin of 1.00% (a Pass-Through Margin of 2.00% after the Optional Termination Date for Loan Group 2) and (b) the weighted average rate of the Class T3-5, Class T3-6, and Class T3-7 interests (the "Class T4-7 Pass-Through Rate") for such Distribution Date.

     (8) The Class T4-9 interest will have a notional principal balance equal to the principal balance of the Class T3-6 interest.

     (9) The Interest rate on the Class T4-9 interest will equal the excess of the interest on the Class T3-6 interest above the Class T4-7 Pass-Through Rate.

     (10) The Class T4-R interest shall not have a principal balance and shall not bear interest. It shall be entitled to any money from the Tier Three REMIC regular interests not otherwise required to pay principal and interest on the regular interests issued by the Tier Four REMIC.

     The interest accrual on the Class T4-3 interest will be paid as principal to the Class T4-2 interest and the interest accrual on Class T4-8 interest will be paid as principal to Class T4-7 interest. Principal payments from Class T3-1, Class T3-2, and Class T3-3 interests (i.e.,
                                                                ----
Principal Remittance Amounts attributable to Loan Group 1) will be allocated 98% to T4-1 until its balance is reduced to zero. Principal payments from Class T3-1, Class T3-2, and Class T3-3 interests will be allocated to T4-3 equal to 2% of the amount by which the Adjusted Subordinated Amount for Loan Group 1 has been reduced (excluding reductions attributable to Realized Losses) and any excess principal payments will be allocated equally between the Class T4-3 and Class T4-2 interests until the principal balance of such classes is reduced to zero. Principal payments from Class T3-5, Class T3-6, and Class T3-7 interests (i.e., Principal Remittance Amounts attributable to
Loan Group 2) will be     ----
allocated 98% to T4-6 until its balance is reduced to zero. Principal payments from Class T3-5, Class T3-6, and Class T3-7 interests will be allocated to T4-8 equal to 2% of the amount by which the Adjusted Subordinated Amount for Loan Group 2 has been reduced (excluding reductions attributable to Realized Losses) and any excess principal payments will be allocated equally between the Class T4-7 and Class T4-8 interests until the principal balance of such classes is reduced to zero.

     Principal prepayment shortfalls not covered by Compensating Interest attributable to the Mortgage Loans from Loan Group 1 shall be allocated pro
rata between the Class T4-1, Class T4-2, T4-3, Class T4-4, and Class    ---
----
T4-5 according to their right to receive interest on such Distribution Date. Principal prepayment shortfalls not covered by Compensating Interest attributable to the Mortgage Loans from Loan Group 2 shall be allocated to the Class T4-6, Class T4-7, Class T4-8, and Class T4-9 according to their right to receive interest on such Distribution Date.

     Losses for any Distribution Date attributable to the Mortgage Loans in Loan Group 1 will be allocated 98% to T4-1 and Realized Losses for any Distribution Date from the Mortgage Loans in Loan Group 2 will be allocated 98% to T4-6. With respect to the remaining 2% of Realized Losses attributable to the Mortgage Loans in Loan Group 1, such Realized Losses will be allocated entirely to T4-3 to the extent that the principal balance of T4-3 on any Distribution Date exceeds 1% of the balance of the Mortgage Loans in Loan Group 1 as of the end Remittance Period related to such Distribution Date (after giving effect to any principal payments made on such Distribution
Date) and then equally between the Class T4-2 and T4-3 interests until their principal balances are reduced to zero. With respect to the remaining 2% of Realized Losses attributable to the Mortgage Loans in Loan Group 2, such Realized Losses will be allocated entirely to T4-8 to the extent that the principal balance of T4-8 on any Distribution Date exceeds 1% of the balance of the Mortgage Loans in Loan Group 2 as of the end Remittance Period related to such Distribution Date (after giving effect to any principal payments made on such Distribution Date) and then equally between the Class T4-7 and T4-8 interests until their principal balances are reduced to zero.

     The assets of the Tier Four REMIC shall consist of the regular interests issued by the Tier Three REMIC. Class T4-1, Class T4-2, Class T4-3, Class T4-4, Class T4-5, Class T4-6, Class T4-7, Class T4-8, and Class T3-9 interests shall be designated as regular interests (within the meaning of Code Section 860G(a)(1)) of the Tier Four REMIC and the Class T4-R interest, the beneficial ownership of which is represented by the Class R Certificate, shall be designated as the sole class of residual interest in the Tier Four REMIC. The start-up day of the Tier Four REMIC shall be the Closing Date and the latest possible maturity date of the each regular interest issued by the Tier Four REMIC shall be the Latest Possible Maturity Date.


(e) FIFTH TIER

     A Subsidiary REMIC (the "Tier Five REMIC") shall be created with the following classes:

                                             Corresponding
Class          Initial Balance               Interest Rate
-----          ---------------               -------------
Class

T5-AF1         $ 69,500,000              (1)                     AF-1
T5-AF2         $ 31,000,000              (1)                     AF-2
T5-AF3         $ 19,000,000              (1)                     AF-3
T5-AF4         $ 15,026,369              (1)                     AF-4
T5-AF5         $ 13,500,000              (1)                     AF-5
T5-AF6         $         50              (1)                     R
T5-AFX               (2)                                         AF-X
T5-MF1         $  7,560,000              (1)                     MF-1
T5-MF2         $  1,985,000              (1)                     MF-2
T5-BF1         $  1,596,720              (1)                     BF
T5-AV          $ 79,173,000              (3)                     AV-1
T5-MV1         $  4,362,000              (3)                     MV-1
T5-MV2         $  2,181,000              (3)                     MV-2
T5-BV          $  1,526,922              (3)                     BV
T5-SF1               (4)                                    OC-Fixed
T5-SV1               (5)                                    OC-Variable
T5-SF2               (6)                 (7)                OC-Fixed
T5-SF3               (8)                 (9)                OC-Fixed
T5-SV2              (10)                (11)                OC-Variable
T5-SV3              (12)                (13)                OC-Variable
T5-R           $          0             (14)



     (1) A rate equal to the lesser of (a) 7.39% per annum (7.89 % after the Optional Termination Date for Loan Group 1) and (b) the weighted average rate of the Class T4-1 and Class T4-3 interests for such Distribution Date (the "Class T5-AF Pass-Through Rate").

     (2) The Class T5-AFX will have a notional balance equal to the notional balance of the Class T4-5 interest and shall be entitled to 100% of the amounts due on the Class T4-5 interest.

     (3) A rate equal to the lesser of (a) the London interbank offered rate for one-month U.S. dollar deposits plus a Pass-Through Margin of 1.00% (a Pass-Through Margin of 2.00% after the Optional Termination Date for Loan Group 2) and (b) the weighted average rate of the Class T4-6 and Class T4-8 interests (the "Class T5-AV Pass-Through Rate") for such Distribution Date.

     (4) The Class T5-SF1 will have a notional balance equal to the notional balance of the Class T4-4 interest for such Distribution and shall be entitled to 100% of the amounts due on the Class T4-4 interest.

     (5) The Class T5-SV1 will have a notional balance equal to the notional balance of the Class T4-9 interest for such Distribution Date and shall be entitled to 100% of the amounts due on the Class T4-9 interest.

     (6) The Class T5-SF2 will have a notional balance for each Distribution Date equal to the aggregate balance of the Class T4-1 and Class T4-3 interests as of the end of the related Remittance Period for such Distribution Date.

     (7) The Class T5-SF2 shall bear interest on its notional balance at the weighted average rate of the Class T4-1 and Class T4-3 for such Distribution Date minus two times the weighted average rate of the Class T4-2 and Class T4-3 interests for such Distribution Date, treating the rate on Class T4-3 interest as capped at 0.0% for this purpose.

     (8) The Class T5-SF3 will have a notional balance for each Distribution Date equal to the principal balance of the Class T4-2 interests as of the end of the related Remittance Period for such Distribution Date.

     (9) The Class T5-SF3 shall bear interest on its notional balance at a rate equal to the Class T4-2 Pass-Through Rate minus two times the weighted average rate of the Class T4-2 and Class T4-3 interests for such Distribution Date, treating the rate on Class T4-3 interest as capped at 0.0% for this purpose.

     (10) The Class T5-SV2 will have a notional balance for each Distribution Date equal to the aggregate balance of the Class T4-6 and Class T4-8 interests as of the end of the related Remittance Period for such Distribution Date.

     (11) The Class T5-SV2 shall bear interest on its notional balance at the weighted average rate of the Class T4-6 and Class T4-8 for such Distribution Date minus two times the weighted average rate of the Class T4-7 and Class T4-8 interests for such Distribution Date, treating the rate on Class T4-8 interest as capped at 0.0% for this purpose.

     (12) The Class T5-SV3 will have a notional balance for each Distribution Date equal to the principal balance of the Class T4-7 interests as of the end of the related Remittance Period for such Distribution Date.

     (13) The Class T5-SV3 shall bear interest on its notional balance at a rate equal to the Class T4-7 Pass-Through Rate minus two times the weighted average rate of the Class T4-7 and Class T4-8 interests for such Distribution Date, treating the rate on Class T4-8 interest as capped at 0.0% for this purpose.

     (14) The Class T5-R interest shall not have a principal balance and shall not bear interest. It shall be entitled to any money from the Tier Four REMIC regular interests not otherwise required to pay principal and interest on the regular interests issued by the Tier Five REMIC.

     The assets of the Tier Five REMIC shall consist of the regular interests issued by the Tier Four REMIC. The Class T5-AF1, Class T5-AF2, Class T5-AF3, Class T5-AF4, Class T5-AF5, Class T5-AF6, Class T5-AFX, Class T5-MF1, Class T5-MF2, Class T5-BF, Class T5-AV1, Class T5-MV1, Class T5-MV2,
Class T5-BV, Class T5-SF1, Class T5-SF2, Class T5-SF3, Class T5-SV1, Class T5-SV2, and Class T5-SV3 interests shall be designated as regular interests (within the meaning of Code Section 860G(a)(1)) of the Tier Five REMIC and the Class T5-R interest, the beneficial ownership of which is represented by the Class R Certificate, shall be designated as the sole class of residual interest in the Tier Five REMIC. The start-up day of the Tier Five REMIC shall be the Closing Date and the latest possible maturity date of the each regular interest issued by the Tier Five REMIC shall be the Latest Possible Maturity Date.

     The Class T5-AF1, Class T5-AF2, Class T5-AF3, Class T5-AF4, Class T5-AF5, Class T5-AF6, Class T5-MF1, Class T5-MF2, Class T5-BF, Class T5-AV1, Class T5-MV1, Class T5-MV2 interest shall receive the Principal Remittance Amount for its corresponding class. Interest shall accrue on the Class T5-SF1, Class T5-SF2, and Class T5-SF3 interests and be paid as principal on the Class T5-AF1, Class T5-AF2, Class T5-AF3, Class T5-AF4, Class T5-AF5, Class T5-AF6, Class T5-MF1, Class T5-MF2, and Class T5-BF interests until the principal balance of the Mortgage Loans in Loan Group 1 exceeds the outstanding principal balance of the Class T5-AF1, Class T5-AF2, Class T5-AF3, Class T5-AF4, Class T5-AF5, Class T5-AF6, Class T5-MF1, Class T5-MF2, and Class T5-BF interests by the specified Subordinated Amount for Loan Group 1 for such Distribution Date. Interest shall accrue on the Class T5-SV1, Class T5-SV2, and Class T5-SV3 interests and be paid as principal on the Class T5-AV, Class T5-MV1, Class T5-MV2, and Class T5-BV interests until the principal balance of the Mortgage Loans in Loan Group 2 exceeds the outstanding principal balance of the Class T5-AV, Class T5-MV1, Class T5-MV2, and Class T5-BV interests by the specified Subordinated Amount for Loan Group 2 for such Distribution Date. Interest that accrues on the Class T5-SF1, Class T5-SF2, Class T5-SF3, Class T5-SV1, Class T5-SV2, and Class T5-SV3 shall not bear interest. To the extent that the Available Distribution Amount attributable to the Mortgage Loans in Loan Group 1 exceeds the amount required to be distributed to the Class T5-AF1, Class T5-AF2, Class T5-AF3, Class T5-AF4, Class T5-AF5, Class T5-AF6, Class T5-AFX, Class T5-MF1, Class T5-MF2, and Class T5-BF interests it shall be distributed to the Class T5-SF1, Class T5-SF2, and Class T5-SF3 first in proportion to the aggregate current and accrued and undistributed interest due on the Class T5-SF1, Class T5-SF2, and Class T5-SF3 for such Distribution Date until such classes have received their entire interest entitlement. Interest that accrues on the Class T5-SV1, Class T5-SV2, Class T5-SV3, Class T5-SV1, Class T5-SV2, and Class T5-SV3 shall not bear interest. To the extent that the Available Distribution Amount attributable to the Mortgage Loans in Loan Group 2 exceeds the amount required to be distributed to the Class T5-AV1, Class T5-MV1, Class T5-MV2, and Class T5-BV interests it shall be distributed to the Class T5-SV1, Class T5-SV2, and Class T5-SV3 first in proportion to the aggregate current and accrued and undistributed interest due on the Class T5-SV1, Class T5-SV2, and Class T5-SV3 for such Distribution Date until such classes have received their entire interest entitlement.

     Losses attributable to the Mortgage Loans in Loan Group 1 will be allocated,

     first, to the Class AF-1 interest to the extent that its principal balance exceeds the principal balance of its corresponding class as of such Distribution Date (after taking into account any Distributions made on such Distribution Date);

     second, to the Class AF-2 interest to the extent that its principal balance exceeds the principal balance of its corresponding class as of such Distribution Date (after taking into account any Distributions made on such Distribution Date);

     third, to the Class AF-3 interest to the extent that its principal balance exceeds the principal balance of its corresponding class as of such Distribution Date (after taking into account any Distributions made on such Distribution Date);

     fourth, to the Class AF-4 interest to the extent that its principal balance exceeds the principal balance of its corresponding class as of such Distribution Date (after taking into account any Distributions made on such Distribution Date);

     fifth, to the Class AF-5 interest to the extent that its principal balance exceeds the principal balance of its corresponding class as of such Distribution Date (after taking into account any Distributions made on such Distribution Date);

     sixth, to the Class AF-6 interest to the extent that its principal balance exceeds the principal balance of its corresponding class as of such Distribution Date (after taking into account any Distributions made on such Distribution Date);

     seventh, to the Class MF-1 interest to the extent that its principal balance exceeds the principal balance of its corresponding class as of such Distribution Date (after taking into account any Distributions made on such Distribution Date);

     eighth, to the Class MF-2 interest to the extent that its principal balance exceeds the principal balance of its corresponding class as of such Distribution Date (after taking into account any Distributions made on such Distribution Date);

     ninth, to the Class BF interest to the extent that its principal balance exceeds the principal balance of its corresponding class as of such Distribution Date (after taking into account any Distributions made on such Distribution Date);

     tenth, proportionately to the accrued interest due the Class T5-SF1, Class T5-SF2, and Class T5-SF3 interest;

     eleventh, in a manner that will cause amounts due on the Tier Five REMIC regular interests attributable to the Mortgage Loans in Loan Group 1 to equal the amount due on each such class's corresponding class.

     Losses attributable to the Mortgage Loans in Loan Group 2 will be allocated,

     first, to the Class AV interest to the extent that its principal balance exceeds the principal balance of its corresponding class as of such Distribution Date (after taking into account any Distributions made on such Distribution Date);

     second, to the Class MV-1 interest to the extent that its principal balance exceeds the principal balance of its corresponding class as of such Distribution Date (after taking into account any Distributions made on such Distribution Date);

     third, to the Class MV-2 interest to the extent that its principal balance exceeds the principal balance of its corresponding class as of such Distribution Date (after taking into account any Distributions made on such Distribution Date);

     fourth, to the Class BV interest to the extent that its principal balance exceeds the principal balance of its corresponding class as of such Distribution Date (after taking into account any Distributions made on such Distribution Date);

     fifth, proportionately to the accrued interest due the Class T5-SV1, Class T5-SV2, and Class T5-SV3 interest;

     sixth, in a manner that will cause amounts due on the Tier Five REMIC regular interests attributable to the Mortgage Loans in Loan Group 2 to equal the amount due on each such class's corresponding class.

     Principal prepayment shortfalls not covered by Compensating Interest from attributable to the Mortgage Loans from Loan Group 1 shall be allocated pro rata between the Class T5-AF1, Class T5-AF2, Class T5-AF3,
--- ----
Class T5-AF4, Class T5-AF5, Class T5-AF6, Class T5-AFX, Class T5-MF1, Class T5-MF2, Class T5-BF, Class T5-SF1, Class T5-SF2, and Class T5-SF3 according to their right to receive interest on such Distribution Date. Principal prepayment shortfalls not covered by Compensating Interest attributable to the Mortgage Loans from Loan Group 2 shall be allocated to Class T5-AV, Class T5-MV1, Class T5-MV2, Class T5-BV, Class T5-SV1, Class T5-SV2, and Class T5-SV3 according to their right to receive interest on such Distribution Date. Set forth below are designations of Classes of Certificates to the categories used herein:

Book-Entry Certificates      All Classes of Certificates other than the
                             Physical Certificates.

Group 1
Certificates        Class AF-1, Class AF-2, Class AF-3, Class AF-4, Class AF-
                    5, Class AF-X, Class MF-1, Class MF-2, Class BF and Class
                    R Certificates.

Group 2
Certificates        Class AV-1, Class MV-1, Class MV-2 and Class BV
                    Certificates.

Group 1
Class A Certificates         Class AF-1, Class AF-2, Class AF-3, Class AF-4,
                             Class AF-5 and Class AF-X Certificates.

Group 2
Class A Certificates         Class AV-1 Certificates.

Group 1
Mezzanine Certificates       Class MF-1 and Class MF-2 Certificates.

Group 2
Mezzanine Certificates       Class MV-1 and Class MV-2 Certificates.

Group 1
Subordinated Certificates    Group 1 Mezzanine Certificates and Class BF
                             Certificates.

Group 2
Subordinated Certificates    Group 2 Mezzanine Certificates
                             and Class BV Certificates.

Adjustable Rate Certificates       Class AF-1 Certificates
                                   and the Group 2 Certificates.

Fixed Rate Certificates      Class AF-2, Class AF-3, Class AF-4, Class AF-5,
                             Class AF-X, Class MF-1, Class MF-2 and Class BF
                             Certificates.

Notional Amount Certificates       Class AF-X Certificates.

COFI Certificates            None.

Component Certificates       None.

Components          For purposes of calculating distributions of principal,
                    the Component Certificates, if any, will be comprised of multiple payment components having the designations, Initial Component Balances and Pass-Through Rates set forth below:

                    Initial
                    Component
                    Designation    Balance   Pass-Through Rate
                    -----------    -------   -----------------

                       N/A           N/A             N/A


Delay Certificates       All interest-bearing Classes of Certificates other
                         than the Non-Delay Certificates, if any.

ERISA-Restricted
Certificates             Subordinated Certificates, Class R Certificates and
                         Class OC Certificates.

Floating Rate Certificates         Adjustable Rate Certificates.

Inverse Floating Rate
Certificates             None.

LIBOR Certificates       Adjustable Rate Certificates.

Non-Delay Certificates   Adjustable Certificates.

Notional Amount Certificates       Class AF-X Certificates.

Offered Certificates          All Classes of Certificates other than the
                              Private Certificates.

Physical Certificates         Class R and Class OC Certificates.

Planned Principal Classes     None.

Primary Planned Principal
Classes                       None.

Principal Only Certificates   None.

Private Certificates          Class OC Certificates.

Rating Agencies               S&P and Duff & Phelps.

Regular Certificates          All Classes of Certificates other than the
                              Class R Certificates.

Residual Certificates         Class R Certificates.

Scheduled Principal Classes   None.

Secondary Planned
Principal Classes             None.

Subordinated Certificates     None.

Targeted Principal Classes    None.

          References herein to "Class A," "Class M-1," "Class M-2," "Class B," "Class OC," "Mezzanine Certificates" and "Subordinated Certificates" are references to Certificates of either or both Certificate Groups of similar designations, as the context requires.

          With respect to any of the foregoing designations as to which the corresponding reference is "None," all defined terms and provisions herein relating solely to such designations shall be of no force or effect, and any calculations herein incorporating references to such designations shall be interpreted without reference to such designations and amounts. Defined terms and provisions herein relating to statistical rating agencies not designated above as Rating Agencies shall be of no force or effect.


                                  ARTICLE I

                                 DEFINITIONS

          Whenever used in this Agreement, the following words and phrases, unless the context otherwise requires, shall have the following meanings:

          Adjusted Mortgage Rate:  As to each Mortgage Loan and at any
          ----------------------
time, the per annum rate equal to the Mortgage Rate less the Master Servicing Fee Rate.

          Adjusted Subordinated Amount for Loan Group 1:  As specified in
          ---------------------------------------------
the Preliminary Statement.

          Adjustment Subordinated Amount for Loan Group 2: As specified in
          -----------------------------------------------
the Preliminary Statement.

          Adjustment Date:   As to any Mortgage Loan in Loan Group 2, the
          ---------------
first date on which the related Mortgage Rate adjusts as set forth in the related Mortgage Note and every sixth Due Date thereafter.

          Advance:  As to a Loan Group, the payment required to be made by
          -------
the Master Servicer with respect to any Distribution Date pursuant to Section 4.01, the amount of any such payment being equal to the aggregate of payments of principal and interest (net of the Master Servicing Fee and net of any net income in the case of any REO Property) on the Mortgage Loans in such Loan Group that were due during the related Remittance Period and not received as of the close of business on the related Determination Date, less the aggregate amount of any such delinquent
                    ----
payments that the Master Servicer has determined would constitute a Nonrecoverable Advance if advanced.

          Agreement:  This Pooling and Servicing Agreement and all
          ---------
amendments or supplements hereto.

          Amount Held for Future Distribution:  As to the Certificates in
          -----------------------------------
either Certificate Group on any Distribution Date, the aggregate amount held in the Certificate Account at the close of business on the related Determination Date on account of (i) Principal Prepayments and Liquidation Proceeds on the Mortgage Loans in the related Loan Group received after the end of the related Remittance Period and (ii) all Scheduled Payments on the Mortgage Loans in the related Loan Group due after the end of the related Remittance Period.

          Applied Realized Loss Amount: With respect to any Distribution
          ----------------------------
Date, the amount, if any, by which, (i) with respect to the Group 1 Certificates, the aggregate Class Certificate Balance of the Group 1 Certificates after distributions of principal on such Distribution Date exceeds the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1 as of the last day of the immediately preceding Remittance Period, and (ii) with respect to the Group 2 Certificates, the aggregate Class Certificate Balance of the Group 2 Certificates after distributions of principal on such Distribution Date exceeds the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 2 as of the last day of the immediately preceding Remittance Period.

          Appraised Value:  With respect to any Mortgage Loan, the
          ---------------
Appraised Value of the related Mortgaged Property shall be: (i) with respect to a Mortgage Loan other than a Refinancing Mortgage Loan, the lesser of (a) the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Mortgage Loan and (b) the sales price of the Mortgaged Property at the time of the origination of such Mortgage Loan; (ii) with respect to a Refinancing Mortgage Loan, the value of the Mortgaged Property based upon the appraisal made at the time of the origination of such Refinancing Mortgage Loan.

          Available Funds:  With respect to any Distribution Date and the
          ----------------
Mortgage Loans in a Loan Group (x) the sum of (i) all scheduled installments of interest (net of the related Expense Fees) and principal due on the Due Date on such Mortgage Loans in the related Remittance Period and received prior to the related Determination Date, together with any Advances in respect thereof; (ii) all Insurance Proceeds and Liquidation Proceeds during the related Remittance Period (in each case, net of unreimbursed expenses incurred in connection with a liquidation or foreclosure and unreimbursed Advances, if any); (iii) all partial or full prepayments on the Mortgage Loans in such Loan Group received during the related Remittance Period together with all Compensating Interest thereon; and (iv) amounts received with respect to such Distribution Date as the Substitution Adjustment Amount or purchase price in respect of a Deleted Mortgage Loan in such Loan Group or a Mortgage Loan repurchased by the Seller or the Master Servicer in such Loan Group as of such Distribution Date; reduced by (y) amounts in reimbursement for Advances previously made with respect to the Mortgage Loans in such Loan Group and other amounts as to which the Master Servicer is entitled to be reimbursed pursuant to the Agreement with respect to such Loan Group.

     Basic Principal Distribution Amount:  With respect to any
     -----------------------------------
Distribution Date, the excess of (i) the Principal Remittance Amount for such Distribution Date over (ii) the Excess Subordinated Amount, if any, for such Distribution Date.

     Basis Risk CarryForward Amount:  With respect to the Class AF-1
     ------------------------------
Certificates, as of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for the Class AF-1 Certificates is based upon the Group 1 WAC Cap, the excess of (i) the amount of interest the Class AF-1 Certificates would otherwise be entitled to receive on such Distribution Date had such rate been calculated as the sum of One-Month LIBOR and the applicable Pass-Through Margin for the Class AF-1 Certificates for such Distribution Date, over (ii) the amount of interest payable on the Class AF-1 Certificates at the Group 1 WAC Cap for such Distribution Date and
(B) the Class AF-1 Basis Risk CarryForward Amount for all previous Distribution Dates not previously paid pursuant to Section 3.08(f), together with interest thereon at a rate equal to the sum of One-Month LIBOR and the applicable Pass-Through Margin for the Class AF-1 Certificates for such Distribution Date. With respect to each Class of Group 2 Certificates, as of any Distribution Date, the sum of (A) if on such Distribution Date the Pass-Through Rate for any Class of Group 2 Certificates is based upon the Group 2 WAC Cap, the excess of (i) the amount of interest such Class of Group 2 Certificates would otherwise be entitled to receive on such Distribution Date had such rate been calculated as the sum of One-Month LIBOR and the applicable Pass-Through Margin on such Class of Group 2 Certificates for such Distribution Date, up to the Group 2 Maximum Cap over (ii) the amount of interest payable on such Class of Group 2 Certificates at the Group 2 WAC Cap for such Distribution Date and (B) the Basis Risk CarryForward Amount for such Class of Group 2 Certificates for all previous Distribution Dates not previously paid pursuant to Section 3.08(f), together with interest thereon at a rate equal to the sum of One-Month LIBOR and the applicable Pass-Through Margin for such Class of Group 2 Certificates for such Distribution Date.

          Book-Entry Certificates:  As specified in the Preliminary
          -----------------------
Statement.

          Business Day:  Any day other than (i) a Saturday or a Sunday, or
          ------------
(ii) a day on which banking institutions in the City of New York, New York, or the State of California or the city in which the Corporate Trust Office of the Trustee is located are authorized or obligated by law or executive order to be closed.

          Certificate:  Any one of the Certificates executed by the
          -----------
Trustee in substantially the forms attached hereto as exhibits.

          Certificate Account:  The separate Eligible Account or Accounts
          -------------------
created and maintained by the Master Servicer pursuant to Section 3.08(e) with a depository institution in the name of the Master Servicer for the benefit of the Trustee on behalf of Certificateholders and designated "IndyMac, Inc. in trust for the registered holders of CWMBS, Inc. Mortgage Pass-Through Certificates, Series SPMD 1997-A".

          Certificate Balance:  With respect to any Class of Certificates,
          -------------------
other than the Class AF-X and Class OC Certificates, at any date, the maximum dollar amount of principal to which the Holder thereof is then entitled hereunder, such amount being equal to the Denomination thereof minus all distributions of principal previously made with respect thereto and in the case of any Subordinated Certificates, reduced by any Applied Realized Loss Amounts applicable to such Class of Subordinated Certificates. The Class AF-X and Class OC Certificates have no Certificate Balance.

          Certificate Group:  Any of the Certificate Group 1 Certificates
          -----------------
or the Certificate Group 2 Certificates, as applicable.

          Certificate Owner:  With respect to a Book-Entry Certificate,
          -----------------
the Person who is the beneficial owner of such Book-Entry Certificate.

          Certificate Register:  The register maintained pursuant to
          --------------------
Section 5.02.

          Certificateholder or Holder:  The person in whose name a
          -----------------    ------
Certificate is registered in the Certificate Register, except that, solely for the purpose of giving any consent pursuant to this Agreement, any Certificate registered in the name of the Depositor or any affiliate of the Depositor shall be deemed not to be Outstanding and the Percentage Interest evidenced thereby shall not be taken into account in determining whether the requisite amount of Percentage Interests necessary to effect such consent has been obtained; provided, however, that if any such Person
               --------  -------
(including the Depositor) owns 100% of the Percentage Interests evidenced by a Class of Certificates, such Certificates shall be deemed to be Outstanding for purposes of any provision hereof that requires the consent of the Holders of Certificates of a particular Class as a condition to the taking of any action hereunder. The Trustee is entitled to rely conclusively on a certification of the Depositor or any affiliate of the Depositor in determining which Certificates are registered in the name of an affiliate of the Depositor.

          Class:  All Certificates bearing the same class designation as
          -----
set forth in the Preliminary Statement.

          Class A Principal Distribution Amount:  As of any Distribution
          -------------------------------------
Date for a Loan Group (a) prior to the related Stepdown Date or with respect to which a Trigger Event for such Loan Group is in effect, the lesser of (i) 100% of the Principal Distribution Amount and (ii) the aggregate Class Certificate Balance of the Class A Certificates for the related Certificate Group and (b) on or after the related Stepdown Date and as long as a Trigger Event for such Loan Group is not in effect, the positive difference, if any, of the excess of (x) the aggregate Class Principal Balance of the Class A Certificates for the related Certificate Group immediately prior to such Distribution Date over (y) the lesser of (A) the product of (i) 84.0000628224% for Loan Group 1 and 78.0001095675 for Loan Group 2 and (ii) the outstanding Stated Principal Balance of the Mortgage Loans in such Loan Group as of the last day of the related Remittance Period and (B) the aggregate outstanding Stated Principal Balance of the Mortgage Loans as of the last day of the related Remittance Period minus $795,840.69 with respect to Loan Group 1 and $654,321.92 with respect to Loan Group 2.

          Class AF-5 Distribution Amount: As of any Distribution Date, the
          ------------------------------
product of (i) a fraction, the numerator of which is the Class Certificate Balance of the Class AF-5 Certificates on such Distribution Date (prior to making any distributions of principal on such Distribution Date) and the denominator of which is the aggregate Class Certificate Balance of the Class A Certificates in Loan Group 1 (prior to making any distributions of principal on such Distribution Date), (ii) the Class A Principal Distribution Amount with respect to Loan Group 1 for such Distribution Date and (iii) the applicable percentage for such Distribution Date set forth in the following table:

          Distribution Date                                        Percentage
          -----------------                                      ----------

     October 1997 to September 2000 . . . . . . . . . . . . . . . . . . .  0%
     October 2000 to September 2002 . . . . . . . . . . . . . . . . . .   45%
     October 2002 to September 2003 . . . . . . . . . . . . . . . . . .   80%
     October 2003 to September 2004 . . . . . . . . . . . . . . . . . .  100%
     October 2004 and thereafter  . . . . . . . . . . . . . . . . . . .  300%

          Class B Principal Distribution Amount:  With respect to each
          -------------------------------------
Certificate Group and any Distribution Date on or after the related StepDown Date and as long as a Trigger Event has not occurred and continuing for the related Loan Group, the excess of (i) the sum of (A) the aggregate Class Certificate Balance of the Class A Certificates for such Certificate Group (after taking into account distribution of the Class A Principal Distribution Amount on such Distribution Date for such Certificate Group), (B) the Class Certificate Balance of the Class M-1 Certificates for such Certificate Group (after taking into account distribution of the Class M-1 Principal Distribution Amount on such Distribution Date for such Certificate Group),
(C) the Class Certificate Balance of the Class M-2 Certificates for such Certificate Group (after taking into account distribution of the Class M-2 Principal Distribution Amount for such Distribution Date for such Certificate Group), and (D) the Class Certificate Balance of the Class B Certificates for such Certificate Group immediately prior to such Distribution Date over (ii) the lesser of (A) 98.0000000000% for Loan Group 1 and 96.5000000000% for Loan Group 2, of the Stated Principal Balance of the Mortgage Loans in the related Loan Group as of the last day of the related Remittance Period plus (B) the Stated Principal Balances of the Mortgage Loans in the related Loan Group as of the last day of the related Remittance Period minus $795,840.69 with respect to Loan Group 1 and $654,321.92 with respect to Loan Group 2, provided, however, that after the Class Certificate Balance of the Class
--------  -------
A, Class M-1 and Class M-2 Certificates for a Certificate Group have been reduced to zero, the Class B Principal Distribution Amount for such Certificate Group for such Distribution Date will equal 100% of the Principal Distribution Amount for such Certificate Group for such Distribution Date.

          Class Certificate Balance:  With respect to any Class and as to
          -------------------------
any date of determination, the aggregate of the Certificate Balances of all Certificates of such Class as of such date.

          Class M-1 Principal Distribution Amount:  With respect to each
          ---------------------------------------
Certificate Group and any Distribution Date on or after the related StepDown Date and as long as a Trigger Event has not occurred and continuing for the related Loan Group, the excess of (i) the sum of (A) the Class Certificate Balance of the Class A Certificates for such Certificate Group (after taking into account distribution of the Class A Principal Distribution Amount on such Distribution Date for such Certificate Group), and (B) the Class Certificate Balance of the Class M-1 Certificates for such Certificate Group immediately prior to such Distribution Date over (ii) the lesser of (A) 93.4994514273% for Loan Group 1 and 87.9997745787% for Loan Group 2, of the Stated Principal Balance of the Mortgage Loans in the related Loan Group as of the last day of the related Remittance Period and (B) the Stated Principal Balances of the Mortgage Loans in the related Loan Group as of the last day of the related Remittance Period minus $795,840.69 with respect to Loan Group 1 and $654,321.92 with respect to Loan Group 2.

          Class M-2 Principal Distribution Amount:  With respect to each
          ---------------------------------------
Certificate Group and any Distribution Date on or after the related StepDown Date and as long as a Trigger Event has not occurred and continuing for the related Loan Group, the excess of (i) the sum of (A) the Class Certificate Balance of the Class A Certificates for such Certificate Group (after taking into account distribution of the Class A Principal Distribution Amount on such Distribution Date for such Certificate Group), (B) the Class Certificate Balance of the Class M-1 Certificates for such Certificate Group (after taking into account distribution of the Class M-1 Principal Distribution Amount on such Distribution Date for such Certificate Group) and (C) the Class Certificate Balance of the Class M-2 Certificates for such Certificate Group over (ii) the lesser of (A) 95.9936692026% for Loan Group 1 and 92.9996070843% for Loan Group 2, of the Stated Principal Balance of the Mortgage Loans in the related Loan Group as of the last day of the related Remittance Period and (B) the Stated Principal Balances of the Mortgage Loans in the related Loan Group as of the last day of the related Remittance Period minus $795,840.69 with respect to Loan Group 1 and $654,321.92 with respect to Loan Group 2.

          Class Optimal Interest Distribution Amount:  With respect to any
          ------------------------------------------
Distribution Date for each Class of Certificates (other than the Class OC Certificates), the amount of interest accrued during the related Interest Accrual Period at the applicable Pass-Through Rate on the related Class Certificate Balance or Notional Amount, as the case may be.

          Closing Date:  October 15, 1997.
          ------------

          Code:  The Internal Revenue Code of 1986, including any
          ----
successor or amendatory provisions.

          COFI:  The Monthly Weighted Average Cost of Funds Index for the
          ----
Eleventh District Savings Institutions published by the Federal Home Loan Bank of San Francisco.

          COFI Certificates:  As specified in the Preliminary Statement.
          -----------------

          Collection Account:  The Eligible Account or Accounts
          ------------------
established and maintained by the Master Servicer in accordance with Section 3.08(c).

          Compensating Interest:  For any Distribution Date, an amount
          ---------------------
with respect to each prepaid Mortgage Loan sufficient to pass through to Certificateholders the full amount of interest to which they would be entitled in respect of such Mortgage Loan on the related Distribution Date; provided, however, that the amount of Compensating Interest to be passed through to Certificateholders on any Distribution Date will not be in excess of one-quarter of the aggregate Master Servicing Fee with respect to such Distribution Date.

          Component:  As specified in the Preliminary Statement.
          ---------

          Component Balance:  With respect to any Component and any
          -----------------
Distribution Date, the Initial Component Balance thereof on the Closing Date, less all amounts applied in reduction of the principal balance of such Component allocated thereto on previous Distribution Dates.

          Component Certificates:  As specified in the Preliminary
          ----------------------
Statement.

          Cooperative Corporation:  The entity that holds title (fee or an
          -----------------------
acceptable leasehold estate) to the real property and improvements constituting the Cooperative Property and which governs the Cooperative Property, which Cooperative Corporation must qualify as a Cooperative Housing Corporation under Section 216 of the Code.

          Coop Shares:  Shares issued by a Cooperative Corporation.
          -----------

          Cooperative Loan:  Any Mortgage Loan secured by Coop Shares and
          ----------------
a Proprietary Lease.

          Cooperative Property:  The real property and improvements owned
          --------------------
by the Cooperative Corporation, including the allocation of individual dwelling units to the holders of the Coop Shares of the Cooperative Corporation.

          Cooperative Unit:  A single family dwelling located in a
          ----------------
Cooperative Property.

          Corporate Trust Office:  The designated office of the Trustee in
          ----------------------
the State of New York at which at any particular time its corporate trust business with respect to this Agreement shall be administered, which office at the date of the execution of this Agreement is located at 101 Barclay Street, 12E, New York, New York 10286 (Attn: Mortgage-Backed Securities Group, CWMBS, Inc. Series SPMD 1997-A), facsimile no. (212) 815-4135 and which is the address to which notices to and correspondence with the Trustee should be directed.

          Current Interest: With respect to each Class of the Offered
          ----------------
Certificates and each Distribution Date, interest accrued at the applicable Pass-Through Rate for the applicable Accrual Period on the Class Certificate Balance or Notional Amount, as the case may be, of such Class plus any amount previously distributed with respect to interest for such Class that is recovered as a voidable preference by a trustee in bankruptcy.

          Cut-off Date:  September 1, 1997.
          ------------

          Cut-off Date Pool Principal Balance:  $246,411,061.
          -----------------------------------

          Cut-off Date Principal Balance:  As to any Mortgage Loan, the
          ------------------------------
Stated Principal Balance thereof as of the close of business on the Cut-off
Date.

          Debt Service Reduction:  With respect to any Mortgage Loan, a
          ----------------------
reduction by a court of competent jurisdiction in a proceeding under the Bankruptcy Code in the Scheduled Payment for such Mortgage Loan which became final and non-appealable, except such a reduction resulting from a Deficient Valuation or any reduction that results in a permanent forgiveness of principal.

          Debt Service Reduction Mortgage Loan:  Any Mortgage Loan that
          ------------------------------------
became the subject of a Debt Service Reduction.

          Defective Mortgage Loan:  Any Mortgage Loan which is required to
          -----------------------
be repurchased pursuant to Section 2.02 or 2.03.

          Deficient Valuation:  With respect to any Mortgage Loan, a
          -------------------
valuation by a court of competent jurisdiction of the Mortgaged Property in an amount less than the then outstanding indebtedness under the Mortgage Loan, or any reduction in the amount of principal to be paid in connection with any Scheduled Payment that results in a permanent forgiveness of principal, which valuation or reduction results from an order of such court which is final and non-appealable in a proceeding under the Bankruptcy Code.

          Definitive Certificates:  Any Certificate evidenced by a
          -----------------------
Physical Certificate and any Certificate issued in lieu of a Book-Entry Certificate pursuant to Section 5.02(e).

          Delay Certificates:  As specified in the Preliminary Statement.
          ------------------

          Deleted Mortgage Loan:  As defined in Section 2.03(c).
          ---------------------

          Denomination:  With respect to each Certificate, the amount set
          ------------
forth on the face thereof as the "Initial Certificate Balance of this Certificate" or the "Initial Notional Amount of this Certificate" or, if neither of the foregoing, the Percentage Interest appearing on the face thereof.

          Depositor:  CWMBS, Inc., a Delaware corporation, or its
          ---------
successor in interest.

          Depository:  The initial Depository shall be The Depository
          ----------
Trust Company, the nominee of which is CEDE & Co., as the registered Holder of the Book-Entry Certificates. The Depository shall at all times be a "clearing corporation" as defined in Section 8-102(3) of the Uniform Commercial Code of the State of New York.

          Depository Participant:  A broker, dealer, bank or other
          ----------------------
financial institution or other Person for whom from time to time a Depository effects book-entry transfers and pledges of securities deposited with the Depository.

          Determination Date:  As to any Distribution Date, the 18th day
          ------------------
of each month or if such 18th day is not a Business Day the next succeeding Business Day; provided, however, that if such next succeeding
              --------  -------
Business Day is less than two Business Days prior to the related Distribution Date, then the Determination Date shall be the next Business Day preceding the 18th day of such month.

          Distribution Account:  The separate Eligible Account created and
          --------------------
maintained by the Trustee pursuant to Section 3.08(g) in the name of the Trustee for the benefit of the Certificateholders and designated "The Bank of New York in trust for registered holders of CWMBS, Inc. Mortgage Pass-Through Certificates, Series SPMD 1997-A". Funds in the Distribution Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

          Distribution Account Deposit Date:  As to any Distribution Date,
          ---------------------------------
12:30 p.m. Pacific time on the Business Day immediately preceding such Distribution Date.

          Distribution Date:  The 25th day of each calendar month after
          -----------------
the initial issuance of the Certificates, or if such 25th day is not a Business Day, the next succeeding Business Day, commencing in October 1997.

          Due Date:  With respect to any Mortgage Loan, the day of the
          --------
month on which a Scheduled Payment is due.

          Duff & Phelps:  Duff & Phelps Credit Rating Company, or any
          -------------
successor thereto. If Duff & Phelps is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Duff & Phelps shall be Duff & Phelps Credit Rating Company, 55 E. Monroe Street, 35th Floor, Chicago, Illinois 60603, Attention: MBS Monitoring, or such other address as Duff & Phelps may hereafter furnish to the Depositor and the Master Servicer.

          Eligible Account:  Any of (i) an account or accounts maintained
          ----------------
with a federal or state chartered depository institution or trust company the short-term unsecured debt obligations of which (or, in the case of a depository institution or trust company that is the principal subsidiary of a holding company, the debt obligations of such holding company, but only if Moody's is not a Rating Agency) have the highest short-term ratings of each Rating Agency at the time any amounts are held on deposit therein, or (ii) an account or accounts in a depository institution or trust company in which such accounts are insured by the FDIC or the SAIF (to the limits established by the FDIC or the SAIF) and the uninsured deposits in which accounts are otherwise secured such that, as evidenced by an Opinion of Counsel delivered to the Trustee and to each Rating Agency, the Certificateholders have a claim with respect to the funds in such account or a perfected first priority security interest against any collateral (which shall be limited to Permitted Investments) securing such funds that is superior to claims of any other depositors or creditors of the depository institution or trust company in which such account is maintained, or (iii) a trust account or accounts maintained with the trust department of a federal or state chartered depository institution or trust company, acting in its fiduciary capacity or
(iv) any other account acceptable to each Rating Agency. Eligible Accounts may bear interest, and may include, if otherwise qualified under this definition, accounts maintained with the Trustee.

          ERISA:  The Employee Retirement Income Security Act of 1974, as
          -----
amended.

          ERISA-Restricted Certificate:  As specified in the Preliminary
          ----------------------------
Statement.

          Escrow Account:  The Eligible Account or Accounts established
          --------------
and maintained pursuant to Section 3.09(a).

          Event of Default:  As defined in Section 7.01.
          ----------------

          Excess Proceeds:  With respect to any Liquidated Mortgage Loan,
          ---------------
the amount, if any, by which the sum of any Liquidation Proceeds of such Mortgage Loan received in the calendar month in which such Mortgage Loan became a Liquidated Mortgage Loan, net of any amounts previously reimbursed to the Master Servicer as Nonrecoverable Advance(s) with respect to such Mortgage Loan pursuant to Section 3.11(a)(iii), exceeds (i) the unpaid principal balance of such Liquidated Mortgage Loan as of the Due Date in the month in which such Mortgage Loan became a Liquidated Mortgage Loan plus (ii) accrued interest at the Mortgage Rate from the Due Date as to which interest was last paid or advanced (and not reimbursed) to Certificateholders up to the Due Date applicable to the Distribution Date immediately following the calendar month during which such liquidation occurred.

          Excess Reserve Fund Account: The separate Eligible Account
          ---------------------------
created and maintained by the Trustee pursuant to Section 3.08(f) in the name of the Trustee for the benefit of the Adjustable Rate Certificateholders and designated "The Bank of New York in trust for registered holders of CWMBS, Inc. Mortgage Pass-Through Certificates, Series SPMD 1997-A". Funds in the Excess Reserve Fund Account shall be held in trust for the Certificateholders for the uses and purposes set forth in this Agreement.

          Excess Subordinated Amount: With respect to a Certificate Group
          --------------------------
and any Distribution Date, the excess, if any, of (a) the Subordinated Amount on such Distribution Date over (b) the Specified Subordinated Amount for such Distribution Date.

          Expense Fees:  As to each Mortgage Loan, the sum of the related
          ------------
Master Servicing Fee, and Trustee Fee.

          Expense Rate:  As to each Mortgage Loan, the sum of the related
          ------------
Master Servicing Fee Rate and Trustee Fee Rate.

          Extra Master Servicer Fee: As defined in Section 3.08.
          -------------------------

          Extra Master Servicer Fee Rate: As defined in Section 3.08.
          ------------------------------

          Extra Principal Distribution Amount: As of any Distribution Date
          -----------------------------------
and either Certificate Group, the lesser of (x) the related Total Monthly Excess Spread for such Distribution Date and (y) the related Subordination Deficiency for such Distribution Date.

          FDIC:  The Federal Deposit Insurance Corporation, or any
          ----
successor thereto.

          FHLMC:  The Federal Home Loan Mortgage Corporation, a corporate
          -----
instrumentality of the United States created and existing under Title III of the Emergency Home Finance Act of 1970, as amended, or any successor thereto.

          FIRREA:  The Financial Institutions Reform, Recovery and
          ------
Enforcement Act of 1989.

          Fitch:  Fitch Investors Service, L.P., or any successor thereto.
          -----
If Fitch is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Fitch shall be Fitch Investors Service, L.P., One State Street Plaza, New York, New York 10004,
Attention: Residential Mortgage Surveillance Group, or such other address as Fitch may hereafter furnish to the Depositor and the Master Servicer.

          FNMA:  The Federal National Mortgage Association, a federally
          ----
chartered and privately owned corporation organized and existing under the Federal National Mortgage Association Charter Act, or any successor thereto.

          Group 1 Certificates: As specified in the Preliminary Statement.
          --------------------

          Group 1 WAC Cap:  With respect to the Mortgage Loans in Loan
          ---------------
Group 1 as of any Distribution Date, the weighted average of the Mortgage Interest Rates in effect on the beginning of the related Remittance Period for such Mortgage Loans minus the sum of (a) the Expense Fee Rate and (b) a rate equal to the product of the Pass-Through Rate on the Class AF-X Certificates and a percentage, expressed as a fraction, the numerator of which is the Notional Amount of the Class AF-X Certificates on such Distribution Date and the denominator of which is the aggregate Stated Principal Balance of the Mortgage Loans in Loan Group 1.

          Group 2 Certificates: As specified in the Preliminary Statement.
          --------------------

          Group 2 Maximum Cap:  With respect to the Mortgage Loans in Loan
          -------------------
Group 2 as of any Distribution Date, the weighted average of the Maximum Rates on the Mortgage Loans in Loan Group 2 less the Expense Fee Rate.

          Group 2 WAC Cap:  With respect to the Mortgage Loans in Loan
          ---------------
Group 2 as of any Distribution Date, the weighted average of the Mortgage Interest Rates then in effect on the beginning of the related Remittance Period on the Mortgage Loans in Loan Group 2 minus the Expense Fee Rate.

          Index:  As to each Mortgage Loan in Loan Group 2, the index from
          -----
time to time in effect for the adjustment of the Mortgage Rate set forth as such on the related Mortgage Note.

          Indirect Participant:  A broker, dealer, bank or other financial
          --------------------
institution or other Person that clears through or maintains a custodial relationship with a Depository Participant.

          Initial Component Balance:  As specified in the Preliminary
          -------------------------
Statement.

          Initial LIBOR Rate:  5.652% per annum.
          ------------------

          Insurance Policy:  With respect to any Mortgage Loan included in
          ----------------
the Trust Fund, any insurance policy, including all riders and endorsements thereto in effect, including any replacement policy or policies for any Insurance Policies.

          Insurance Proceeds:  Proceeds paid by an insurer pursuant to any
          ------------------
Insurance Policy, in each case other than any amount included in such Insurance Proceeds in respect of Insured Expenses.

          Insured Expenses:  Expenses covered by an Insurance Policy or
          ----------------
any other insurance policy with respect to the Mortgage Loans.

          Interest Accrual Period:  With respect to each Class of Delay
          -----------------------
Certificates, corresponding Subsidiary REMIC Interests and any Distribution Date, the calendar month prior to the month of such Distribution Date. With respect to each Class of Non-Delay Certificates, corresponding Subsidiary REMIC Interests and any Distribution Date, the one-month period commencing on the 25th day of the month preceding the month in which such Distribution Date occurs (or, in the case of the first Distribution Date, from the Cut-off
Date) and ending on the 24th day of the month in which such Distribution Date occurs.

          Interest Determination Date:  With respect to (a) any Interest
          ---------------------------
Accrual Period for any LIBOR Certificates and (b) any Interest Accrual Period for the COFI Certificates for which the applicable Index is LIBOR, the second LIBOR Business Day prior to the first day of such Interest Accrual Period.

          Interest Distribution Amount:  With respect to any Distribution
          ----------------------------
Date and interest-bearing Class, the sum of (i) Current Interest and (ii) the related Unpaid Interest Amounts.

          Last Scheduled Distribution Date:  The Last Scheduled
          --------------------------------
Distribution Date for each Class of Certificates is as follows:

                                                                                       LAST SCHEDULED
                                                                                     DISTRIBUTION DATE
Class AF-1 Certificates . . . . . . . . . . . . . . . . . . . . . . . .                   May 25, 2020
Class AF-2 Certificates . . . . . . . . . . . . . . . . . . . . . . . .                 March 25, 2024
Class AF-3 Certificates . . . . . . . . . . . . . . . . . . . . . . . .              December 25, 2025
Class AF-4 Certificates . . . . . . . . . . . . . . . . . . . . . . . .               October 25, 2028
Class AF-5 Certificates . . . . . . . . . . . . . . . . . . . . . . . .               October 25, 2028
Class MF-1 Certificates . . . . . . . . . . . . . . . . . . . . . . . .               October 25, 2028
Class MF-2 Certificates . . . . . . . . . . . . . . . . . . . . . . . .               October 25, 2028
Class BF Certificates . . . . . . . . . . . . . . . . . . . . . . . . .               October 25, 2028
Class AV-1 Certificates . . . . . . . . . . . . . . . . . . . . . . . .               October 25, 2028
Class MV-1 Certificates . . . . . . . . . . . . . . . . . . . . . . . .               October 25, 2028
Class MV-2 Certificates . . . . . . . . . . . . . . . . . . . . . . . .               October 25, 2028
Class BV Certificates . . . . . . . . . . . . . . . . . . . . . . . . .               October 25, 2028
Class OC-1 Certificates . . . . . . . . . . . . . . . . . . . . . . . .               October 25, 2028
Class OC-2 Certificates . . . . . . . . . . . . . . . . . . . . . . . .               October 25, 2028
Class R Certificates  . . . . . . . . . . . . . . . . . . . . . . . . .               October 25, 2028


          Latest Possible Maturity Date:  The Distribution Date following
          -----------------------------
the third anniversary of the scheduled maturity date of the Mortgage Loan having the latest scheduled maturity date as of the Cut-off Date irrespective of whether such Mortgage Loan prepays prior to maturity.

          LIBOR:  The London interbank offered rate for one-month United
          -----
States dollar deposits calculated in the manner described in Section 4.08.

          LIBOR Business Day:  Any day other than (i) a Saturday or a
          ------------------
Sunday or (ii) a day on which banking institutions in the State of New York or in the City of London, England are required or authorized by law to be closed.

          LIBOR Certificates:  As specified in the Preliminary Statement.
          ------------------

          Liquidated Mortgage Loan:  With respect to any Distribution
          ------------------------
Date, a defaulted Mortgage Loan (including any REO Property) which was liquidated in the calendar month preceding the month of such Distribution Date and as to which the Master Servicer has certified (in accordance with this Agreement) that it has received all amounts it expects to receive in connection with the liquidation of such Mortgage Loan including the final disposition of an REO Property.

          Liquidation Proceeds:  Amounts, including Insurance Proceeds,
          --------------------
received in connection with the partial or complete liquidation of defaulted Mortgage Loans, whether through trustee's sale, foreclosure sale or otherwise or amounts received in connection with any condemnation or partial release of a Mortgaged Property and any other proceeds received in connection with an REO Property, less the sum of related unreimbursed Master Servicing Fees, Servicing Advances and Advances.

          Loan Group:  Any of Loan Group 1 or Loan Group 2, as applicable.
          ----------

          Loan Group 1:  All Mortgage Loans which have Mortgage Rates that
          ------------
are fixed.

          Loan Group 2:  All Mortgage Loans which have Mortgage Rates that
          ------------
are adjustable.

          Loan-to-Value Ratio:  With respect to any Mortgage Loan and as
          -------------------
to any date of determination, the fraction (expressed as a percentage) the numerator of which is the principal balance of the related Mortgage Loan at such date of determination and the denominator of which is the Appraised Value of the related Mortgaged Property.

          Maintenance:  With respect to any Cooperative Unit, the rent
          -----------
paid by the Mortgagor to the Cooperative Corporation pursuant to the Proprietary Lease.

          Majority in Interest:  As to any Class of Regular Certificates,
          --------------------
the Holders of Certificates of such Class evidencing, in the aggregate, at least 51% of the Percentage Interests evidenced by all Certificates of such Class.

          Margin:  As to each Mortgage Loan, the percentage amount set
          ------
forth on the related Mortgage Note added to the Index in calculating the Mortgage Rate thereon.

          Master Servicer:  IndyMac, Inc.,  a Delaware corporation, and
          ---------------
its successors and assigns, in its capacity as master servicer hereunder.

          Master Servicer Advance Date:  As to any Distribution Date,
          ----------------------------
12:30 p.m. Pacific time on the Business Day immediately preceding such Distribution Date.

          Master Servicing Fee:  As to each Mortgage Loan and any
          --------------------
Distribution Date, an amount equal to one month's interest at the related Master Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan or, in the event of any payment of interest which accompanies a Principal Prepayment in Full made by the Mortgagor, interest at the Master Servicing Fee Rate on the Stated Principal Balance of such Mortgage Loan for the period covered by such payment of interest, subject to reduction as provided in Section 3.17.

          Master Servicing Fee Rate:  With respect to each Mortgage Loan,
          -------------------------
0.500% per annum.

          Maximum Rate:  As to any Mortgage Loans in Loan Group 2, the
          ------------
maximum rate set forth on the related Mortgage Note at which interest can accrue on such Mortgage Loan.

          Monthly Statement:  The statement delivered to the
          -----------------
Certificateholders pursuant to Section 4.06.

          Moody's:  Moody's Investors Service, Inc., or any successor
          -------
thereto. If Moody's is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to Moody's shall be Moody's Investors Service, Inc., 99 Church Street, New York, New York 10007, Attention: Residential Pass-Through Monitoring, or such other address as Moody's may hereafter furnish to the Depositor or the Master Servicer.

          Mortgage:  The mortgage, deed of trust or other instrument
          --------
creating a first lien on an estate in fee simple or leasehold interest in real property securing a Mortgage Note.

          Mortgage File:  The mortgage documents listed in Section 2.01
          -------------
pertaining to a particular Mortgage Loan and any additional documents delivered to the Trustee to be added to the Mortgage File pursuant to this Agreement.

          Mortgage Loans:  Such of the mortgage loans transferred and
          --------------
assigned to the Trustee pursuant to the provisions hereof as from time to time are held as a part of the Trust Fund (including any REO Property), the mortgage loans so held being identified in the Mortgage Loan Schedule, notwithstanding foreclosure or other acquisition of title of the related Mortgaged Property.

          Mortgage Loan Schedule:  The list of Mortgage Loans (as from
          ----------------------
time to time amended by the Master Servicer to reflect the addition of Substitute Mortgage Loans and the deletion of Deleted Mortgage Loans pursuant to the provisions of this Agreement) transferred to the Trustee as part of the Trust Fund and from time to time subject to this Agreement, attached hereto as Schedule I, setting forth the following information with respect to each Mortgage Loan:

          (i)  the loan number;

         (ii) the Mortgagor's name and the street address of the Mortgaged Property, including the zip code;

        (iii)  the maturity date;

         (iv)  the original principal balance;

          (v)  the Cut-off Date Principal Balance;

         (vi)  the first payment date of the Mortgage Loan;

        (vii)  the Scheduled Payment in effect as of the Cut-off Date;

       (viii)  the Loan-to-Value Ratio at origination;

         (ix) a code indicating whether the residential dwelling at the time of origination was represented to be owner-occupied;

          (x)  a code indicating whether the residential dwelling is either
     (a) a detached single family dwelling, (b) a dwelling in a PUD, (c) a condominium unit, (d) a two- to four-unit residential property, or (e) a Cooperative Unit;

          (xi)  the Mortgage Rate;

         (xii)  the purpose for the Mortgage Loan;

        (xiii) the type of documentation program pursuant to which the Mortgage Loan was originated; and

         (xiv)  with respect to the Mortgage Loans in Loan Group 2;

          (a)  the Maximum Rate;

          (b)  the Periodic Rate Cap;

          (c)  the Adjustment Date; and

          (d)  the Margin.

Such schedule shall also set forth the total of the amounts described under
(v) above for all of the Mortgage Loans.

          Mortgage Note:  The original executed note or other evidence of
          -------------
indebtedness evidencing the indebtedness of a Mortgagor under a Mortgage
Loan.

          Mortgage Rate:  The annual rate of interest borne by a Mortgage
          -------------
Note from time to time.

          Mortgaged Property:  The underlying property securing a Mortgage
          ------------------
Loan, which, with respect to a Cooperative Loan, is the related Coop Shares and Proprietary Lease.

          Mortgagor:  The obligor(s) on a Mortgage Note.
          ---------

          Net Mortgage Rate:  As to any Mortgage Loan and Distribution
          -----------------
Date, the related Mortgage Rate as of the Due Date in the month preceding the month of such Distribution Date reduced by the related Expense Rate.

          Non-Delay Certificates:  As specified in the Preliminary
          ----------------------
Statement.

          Nonrecoverable Advance:  Any portion of an Advance or Servicer
          ----------------------
Advance previously made or proposed to be made by the Master Servicer or the related Servicer, as the case may be, that, in the good faith judgment of the Master Servicer or such Servicer, will not be ultimately recoverable by the Master Servicer from the related Mortgagor, related Liquidation Proceeds or otherwise.

          Notice of Final Distribution:  The notice to be provided
          ----------------------------
pursuant to Section 9.02 to the effect that final distribution on any of the Certificates shall be made only upon presentation and surrender thereof.

          Notional Amount:  With respect to the Notional Amount
          ---------------
Certificates on any Distribution Date, the amount set forth on Exhibit O hereto for such Distribution Date.

          Notional Amount Certificates:  As specified in the Preliminary
          ----------------------------
Statement.

          Offered Certificates:  As specified in the Preliminary
          --------------------
Statement.

          Officer's Certificate:  A certificate (i) signed by the Chairman
          ---------------------
of the Board, the Vice Chairman of the Board, the President, a Managing Director, a Vice President (however denominated), an Assistant Vice President, the Treasurer, the Secretary, or one of the Assistant Treasurers or Assistant Secretaries of the Depositor or the Master Servicer, or (ii) if provided for in this Agreement, signed by a Servicing Officer, as the case may be, and delivered to the Depositor and the Trustee, as the case may be, as required by this Agreement.

          Opinion of Counsel:  A written opinion of counsel, who may be
          ------------------
counsel for the Depositor or the Master Servicer, including in-house counsel, reasonably acceptable to the Trustee; provided, however, that
                                      --------  -------
with respect to the interpretation or application of the REMIC Provisions, such counsel must (i) in fact be independent of the Depositor and the Master Servicer, (ii) not have any direct financial interest in the Depositor or the Master Servicer or in any affiliate of either, and (iii) not be connected with the Depositor or the Master Servicer as an officer, employee, promoter, underwriter, trustee, partner, director or person performing similar functions.

          Optional Termination:  The termination of either Loan Group
          --------------------
created hereunder in connection with the purchase of the Mortgage Loans in such Loan Group pursuant to Section 9.01(a).

          Original Mortgage Loan:  The Mortgage Loan refinanced in
          ----------------------
connection with the origination of a Refinancing Mortgage Loan.

          OTS:  The Office of Thrift Supervision.
          ---

          Outside Reference Date:  As to any Interest Accrual Period for
          ----------------------
the COFI Certificates, the close of business on the tenth day thereof.

          Outstanding:  With respect to the Certificates as of any date of
          -----------
determination, all Certificates theretofore executed and authenticated under this Agreement except:

          (i) Certificates theretofore canceled by the Trustee or delivered to the Trustee for cancellation; and

         (ii) Certificates in exchange for which or in lieu of which other Certificates have been executed and delivered by the Trustee pursuant to this Agreement.

          Outstanding Mortgage Loan:  As of any Due Date, a Mortgage Loan
          -------------------------
with a Stated Principal Balance greater than zero which was not the subject of a Principal Prepayment in Full prior to such Due Date and which did not become a Liquidated Mortgage Loan prior to such Due Date.

          Ownership Interest:  As to any Residual Certificate, any
          ------------------
ownership interest in such Certificate including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

          Pass-Through Margin:  With respect to each Class of Adjustable
          -------------------
Rate Certificates, the following percentages: Class AF-1 Certificates, 0.09%; Class AV-1 Certificates, 0.20%; Class MV-1 Certificates, 0.40%; Class MV-2 Certificates, 0.60%; and Class BV Certificates, 1.00%.

          Pass-Through Rate:  For any interest-bearing Class of
          -----------------
Certificates, the per annum rate set forth or calculated in the manner described in the Preliminary Statement.

          Percentage Interest:  As to any Certificate, the percentage
          -------------------
interest evidenced thereby in distributions required to be made on the related Class, such percentage interest being set forth on the face thereof or equal to the percentage obtained by dividing the Denomination of such Certificate by the aggregate of the Denominations of all Certificates of the same Class.

          Periodic Rate Cap:  As to any Mortgage Loan in Loan Group 2 and
          -----------------
any Adjustment Date, the maximum percentage increase or decrease to the related Mortgage Rate on any such Adjustment Date, as specified in the related Mortgage Note.

          Permitted Investments:  At any time, any one or more of the
          ---------------------
following obligations and securities:

          (i) obligations of the United States or any agency thereof, provided that such obligations are backed by the full faith and
     --------
     credit of the United States;

         (ii) general obligations of or obligations guaranteed by any state of the United States or the District of Columbia receiving the highest long-term debt rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

        (iii) commercial or finance company paper which is then receiving the highest commercial or finance company paper rating of each Rating Agency, or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

         (iv) certificates of deposit, demand or time deposits, or bankers' acceptances issued by any depository institution or trust company incorporated under the laws of the United States or of any state thereof and subject to supervision and examination by federal and/or state banking authorities, provided that the commercial paper
                          --------
and/or long-term unsecured debt obligations of such depository institution or trust company (or in the case of the principal depository institution in a holding company system, the commercial paper or long-term unsecured debt obligations of such holding company, but only if Moody's is not a Rating Agency) are then rated one of the two highest long-term and the highest short-term ratings of each Rating Agency for such securities, or such lower ratings as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

          (v) demand or time deposits or certificates of deposit issued by any bank or trust company or savings institution to the extent that such deposits are fully insured by the FDIC;

         (vi) guaranteed reinvestment agreements issued by any bank, insurance company or other corporation acceptable to the Rating Agencies at the time of the issuance of such agreements, as evidenced by a signed writing delivered by each Rating Agency;

        (vii) repurchase obligations with respect to any security described in clauses (i) and (ii) above, in either case entered into with a depository institution or trust company (acting as principal) described in clause (iv) above;

       (viii) securities (other than stripped bonds, stripped coupons or instruments sold at a purchase price in excess of 115% of the face amount thereof) bearing interest or sold at a discount issued by any corporation incorporated under the laws of the United States or any state thereof which, at the time of such investment, have one of the two highest ratings of each Rating Agency (except if the Rating Agency is Moody's such rating shall be the highest commercial paper rating of Moody's for any such securities), or such lower rating as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

         (ix) units of a taxable money-market portfolio having the highest rating assigned by each Rating Agency (except (i) if Fitch or Duff & Phelps is a Rating Agency and has not rated the portfolio, the highest rating assigned by Moody's and (ii) if S&P is a Rating Agency, "AAAm-G" by S&P) and restricted to obligations issued or guaranteed by the United States of America or entities whose obligations are backed by the full faith and credit of the United States of America and repurchase agreements collateralized by such obligations; and

          (x) such other investments bearing interest or sold at a discount acceptable to each Rating Agency as will not result in the downgrading or withdrawal of the ratings then assigned to the Certificates by the Rating Agencies, as evidenced by a signed writing delivered by each Rating Agency;

provided that no such instrument shall be a Permitted Investment if such
--------
instrument evidences the right to receive interest only payments with respect to the obligations underlying such instrument.

          Permitted Transferee:  Any person other than (i) the United
          --------------------
States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing, (iii) an organization (except certain farmers' cooperatives described in section 521 of the Code) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by section 511 of the Code on unrelated business taxable income) on any excess inclusions (as defined in section 860E(c)(1) of the Code) with respect to any Residual Certificate,
(iv) rural electric and telephone cooperatives described in section 1381(a)(2)(C) of the Code, (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political sub-division thereof, or an estate or trust whose income from sources without the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States unless such Person has furnished the transferor and the Trustee with a duly completed Internal Revenue Service Form 4224, and (vi) any other Person so designated by the Depositor based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Residual Certificate to such Person may cause the REMIC hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding. The terms "United States," "State" and "International Organization" shall have the meanings set forth in section 7701 of the Code or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof for these purposes if all of its activities are subject to tax and, with the exception of the Federal Home Loan Mortgage Corporation, a majority of its board of directors is not selected by such government unit.

          Person:  Any individual, corporation, partnership, joint
          ------
venture, association, joint-stock company, trust, unincorporated organization or government, or any agency or political subdivision thereof.

          Physical Certificates:  As specified in the Preliminary
          ---------------------
Statement.

          Planned Balance:  Not applicable.
          ---------------

          Planned Principal Classes:  As specified in the Preliminary
          -------------------------
Statement.

          Pool Stated Principal Balance:  As to any Distribution Date, the
          -----------------------------
aggregate of the Stated Principal Balances of the Mortgage Loans which were Outstanding Mortgage Loans on the Due Date in the month preceding the month of such Distribution Date.

          Prepayment Interest Shortfall:  As to any Distribution Date,
          -----------------------------
Mortgage Loan and Principal Prepayment, the amount, if any, by which one month's interest at the related Mortgage Rate (net of the related Master Servicing Fee Rate) on such Principal Prepayment exceeds the amount of interest paid in connection with such Principal Prepayment.

          Prepayment Period:  As to any Distribution Date, the applicable
          -----------------
Remittance Period.

          Primary Insurance Policy:  Each policy of primary mortgage
          ------------------------
guaranty insurance or any replacement policy therefor with respect to any Mortgage Loan.

          Principal Distribution Amount: For each Certificate Group on any
          -----------------------------
Distribution Date, the sum of (i) the Basic Principal Distribution Amount for such Distribution Date for such Certificate Group and (ii) the Extra Principal Distribution Amount for such Distribution Date for such Certificate Group.

          Principal Only Certificates:  As specified in the Preliminary
          ---------------------------
Statement.

          Principal Prepayment:  Any payment of principal by a Mortgagor
          --------------------
on a Mortgage Loan that is received in advance of its scheduled Due Date and is not accompanied by an amount representing scheduled interest due on any date or dates in any month or months subsequent to the month of prepayment. Partial Principal Prepayments shall be applied by the Master Servicer in accordance with the terms of the related Mortgage Note.

          Principal Prepayment in Full:  Any Principal Prepayment made by
          ----------------------------
a Mortgagor of the entire principal balance of a Mortgage Loan.

          Principal Remittance Amount:  With respect to any Distribution
          ---------------------------
Date and each Loan Group, the amount equal to the sum of the following amounts (without duplication) with respect to the immediately preceding Due
Period: (i) each payment of principal on a Mortgage Loan in the related Loan Group received by the Master Servicer during such Remittance Period, including all full and partial principal prepayments, (ii) the Liquidation Proceeds on the Mortgage Loans in the related Loan Group allocable to principal actually collected by the Master Servicer during the related Remittance Period, (iii) the portion of the purchase price with respect to each Deleted Mortgage Loan in the related Loan Group that was repurchased during the related Remittance Period, (iv) the principal portion of any Substitution Adjustment Amounts in connection with a substitution of a Mortgage Loan in the related Loan Group as of such Distribution Date and (v) the allocable portion of the proceeds received with respect to the termination of the Trust Fund (to the extent such proceeds relate to principal).

          Private Certificates:  As specified in the Preliminary
          --------------------
Statement.

          Proprietary Lease:  With respect to any Cooperative Unit, a
          -----------------
lease or occupancy agreement between a Cooperative Corporation and a holder of related Coop Shares.

          Prospectus Supplement:  The Prospectus Supplement dated October
          ---------------------
14, 1997 relating to the Offered Certificates.

          PUD:  Planned Unit Development.
          ---

          Purchase Price:  With respect to any Mortgage Loan required to
          --------------
be purchased by the Seller pursuant to Section 2.02 or 2.03 or purchased at the option of the Master Servicer pursuant to Section 3.14, an amount equal to the sum of (i) 100% of the unpaid principal balance of the Mortgage Loan on the date of such purchase, and (ii) accrued interest thereon at the appli-cable Mortgage Rate (or at the applicable Adjusted Mortgage Rate if (x) the purchaser is the Master Servicer or (y) if the purchaser is the Seller and the Seller is the Master Servicer) from the date through which interest was last paid by the Mortgagor to the Due Date in the month in which the Purchase Price is to be distributed to Certificateholders.

          Qualified Insurer:  A mortgage guaranty insurance company duly
          -----------------
qualified as such under the laws of the state of its principal place of business and each state having jurisdiction over such insurer in connection with the insurance policy issued by such insurer, duly authorized and licensed in such states to transact a mortgage guaranty insurance business in such states and to write the insurance provided by the insurance policy issued by it, approved as a FNMA- or FHLMC-approved mortgage insurer or having a claims paying ability rating of at least "AA" or equivalent rating by a nationally recognized statistical rating organization. Any replacement insurer with respect to a Mortgage Loan must have at least as high a claims paying ability rating as the insurer it replaces had on the Closing Date.

          Rating Agency:  Each of the Rating Agencies specified in the
          -------------
Preliminary Statement. If either such organization or a successor is no longer in existence, "Rating Agency" shall be such nationally recognized statistical rating organization, or other comparable Person, as is designated by the Depositor, notice of which designation shall be given to the Trustee. References herein to a given rating or rating category of a Rating Agency shall mean such rating category without giving effect to any modifiers. For purposes of Section 10.05(b), the addresses for notices to each Rating Agency shall be (i) Standard & Poor's Ratings Group and (ii) Moody's Investors Service, Attention: Mortgage Surveillance Monitoring, or such other address as either such Rating Agency may hereafter furnish to the Depositor and the Master Servicer.

          Recognition Agreement:  With respect to any Cooperative Loan, an
          ---------------------
agreement between the Cooperative Corporation and the originator of such Mortgage Loan which establishes the rights of such originator in the Cooperative Property.

          Record Date:  With respect to the first Distribution Date, the
          -----------
Closing Date. With respect to any other Distribution Date, the close of business on the last Business Day of the month preceding the month in which such applicable Distribution Date occurs.

          Reference Bank:  As defined in Section 4.08.
          --------------

          Refinancing Mortgage Loan:  Any Mortgage Loan originated in
          -------------------------
connection with the refinancing of an existing mortgage loan.

          Regular Certificates:  As specified in the Preliminary
          --------------------
Statement.

          REMIC:  A "real estate mortgage investment conduit" within the
          -----
meaning of section 860D of the Code.

          REMIC Change of Law:  Any proposed, temporary or final
          -------------------
regulation, revenue ruling, revenue procedure or other official announcement or interpretation relating to REMICs and the REMIC Provisions issued after the Closing Date.

          REMIC Provisions:  Provisions of the federal income tax law
          ----------------
relating to real estate mortgage investment conduits, which appear at sections 860A through 860G of Subchapter M of Chapter 1 of the Code, and related provisions, and regulations promulgated thereunder, as the foregoing may be in effect from time to time as well as provisions of applicable state laws.

          Remittance Period: With respect to any Distribution Date is the
          -----------------
period commencing on the second day of the month preceding the month in which the Distribution Date occurs and ending on the first day of the month in which such Distribution Date occurs.

          REO Property:  A Mortgaged Property acquired by the Trust Fund
          ------------
through foreclosure or deed-in-lieu of foreclosure in connection with a defaulted Mortgage Loan.

          Request for Release:  The Request for Release submitted by the
          -------------------
Master Servicer to the Trustee, substantially in the form of Exhibits M and N, as appropriate.

          Required Coupon:  Not applicable.
          ---------------

          Required Insurance Policy:  With respect to any Mortgage Loan,
          -------------------------
any insurance policy that is required to be maintained from time to time under this Agreement.

          Required Percentage:  With respect to each Loan Group, as of any
          -------------------
Distribution Date following a Stepdown Date for such Loan Group, the quotient of (i) the excess of (A) the Stated Principal Balances of the Mortgage Loans in such Loan Group over (B) the aggregate Class Certificate Balance of the most senior Class of Certificates outstanding in the related Certificate Group as of the preceding Determination Date and (ii) the Stated Principal Balances of the Mortgage Loans in such Loan Group.

          Residual Certificates:  As specified in the Preliminary
          ---------------------
Statement.

          Responsible Officer:  When used with respect to the Trustee, any
          -------------------
Vice President, any Assistant Vice President, the Secretary, any Assistant Secretary, any Trust Officer or any other officer of the Trustee customarily performing functions similar to those performed by any of the above designated officers and also to whom, with respect to a particular matter, such matter is referred because of such officer's knowledge of and familiarity with the particular subject.

          SAIF:  The Savings Association Insurance Fund, or any successor
          ----
thereto.

          S&P:  Standard & Poor's, a division of The McGraw-Hill
          ---
Companies. If S&P is designated as a Rating Agency in the Preliminary Statement, for purposes of Section 10.05(b) the address for notices to S&P shall be Standard & Poor's Ratings Group, 26 Broadway, 15th Floor, New York, New York 10004, Attention: Mortgage Surveillance Monitoring, or such other address as S&P may hereafter furnish to the Depositor and the Master Servicer.

          Scheduled Balances:  Not applicable.
          ------------------

          Scheduled Classes:  As specified in the Preliminary Statement.
          -----------------

          Scheduled Payment:  The scheduled monthly payment on a Mortgage
          -----------------
Loan due on any Due Date allocable to principal and/or interest on such Mortgage Loan which, unless otherwise specified herein, shall give effect to any related Debt Service Reduction and any Deficient Valuation that affects the amount of the monthly payment due on such Mortgage Loan.

          Securities Act:  The Securities Act of 1933, as amended.
          --------------

          Security Agreement:  With respect to any Cooperative Loan, the
          ------------------
agreement between the owner of the related Coop Shares and the originator of the related Mortgage Note, which defines the terms of the security interest in such Coop Shares and the related Proprietary Lease.

          Seller:  IndyMac, Inc.,  a Delaware corporation, and its
          ------
successors and assigns, in its capacity as seller of the Mortgage Loans to the Depositor.

          Seller/Servicer Guide:  The Seller/Servicer Guide for IndyMac,
          ---------------------
Inc.'s mortgage loan purchase and conduit servicing program and all amendments and supplements thereto.

          Senior Enhancement Percentage:  With respect to either
          -----------------------------
Certificate Group and any Distribution Date, the percentage obtained by dividing (x) the sum of (i) the aggregate Class Certificate Balances of the Subordinated Certificates of such Certificate Group and (ii) the related Subordinated Amount (in each case after taking into account the distributions of the related Principal Distribution Amount for such Distribution Date) by
(y) the aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group as of the first day of the related Remittance Period.

          Senior Specified Enhancement Percentage:  As of any date of
          ---------------------------------------
Determination, 16.0% with respect to Certificate Group 1 and 22.0% with respect to Certificate Group 2.

          Servicer:  Any person with which the Master Servicer has entered
          --------
into a Servicing Agreement for the servicing of all or a portion of the Mortgage Loans pursuant to Section 3.02.

          Servicer Advance:  The meaning ascribed to such term in Section
          ----------------
3.08(d).

          Servicing Account:  The separate Eligible Account or Accounts
          -----------------
created and maintained pursuant to Section 3.08(b).

          Servicing Advances:  All customary, reasonable and necessary
          ------------------
"out of pocket" costs and expenses incurred in the performance by the Master Servicer of its servicing obligations, including, but not limited to, the cost of (i) the preservation, restoration and protection of a Mortgaged Property, (ii) expenses reimbursable to the Master Servicer pursuant to
Section 3.14 and any enforcement or judicial proceedings, including foreclosures, (iii) the management and liquidation of any REO Property and
(iv) compliance with the obligations under Section 3.12.

          Servicing Agreement:  Each Servicer Contract between the Master
          -------------------
Servicer and any Servicer relating to servicing and/or administration of certain Mortgage Loans as provided in Section 3.02.

          Servicing Officer:  Any officer of the Master Servicer involved
          -----------------
in, or responsible for, the administration and servicing of the Mortgage Loans whose name and facsimile signature appear on a list of servicing officers furnished to the Trustee by the Master Servicer on the Closing Date pursuant to this Agreement, as such list may from time to time be amended.

          Specified Subordinated Amount:  With respect to each Loan Group
          -----------------------------
prior to the Stepdown Date for the related Certificate Group, an amount equal to 1.00% for Loan Group 1 and 1.75% for Loan Group 2, of the Cut-off Date Principal Balance of the Mortgage Loans in the related Loan Group, and with respect to each Loan Group on and after the Stepdown Date for the related Certificate Group, an amount equal to 2.00% for Loan Group 1 and 3.50% for Loan Group 2, of the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group as of the last day of the related Due Period, subject to a minimum amount equal to 0.50% for Loan Group 1 and 0.75% for Loan Group 2, of the Cut-off Date Principal Balance of the Mortgage Loans in such Loan Group as of the last day of the related Remittance Period, provided, however, that if, on any Distribution Date, a Trigger Event for a Certificate Group has occurred, the Specified Subordinated Amount shall not be reduced to the applicable percentage of the then current aggregate Stated Principal Balance of the Mortgage Loans in the related Loan Group until the Distribution Date on which a Trigger Event for such Certificate Group is no longer occurring.

          Startup Day:  The Closing Date.
          -----------

          Stated Principal Balance:  As to any Mortgage Loan and Due Date,
          ------------------------
the unpaid principal balance of such Mortgage Loan as of such Due Date as specified in the amortization schedule at the time relating thereto (before any adjustment to such amortization schedule by reason of any moratorium or similar waiver or grace period) after giving effect to any previous partial Principal Prepayments and Liquidation Proceeds allocable to principal (other than with respect to any Liquidated Mortgage Loan) and to the payment of principal due on such Due Date and irrespective of any delinquency in payment by the related Mortgagor.

          Stepdown Date:  With respect to either Loan Group, the later to
          -------------
occur of (i) the Distribution Date in September 2000 and (ii) the first Distribution Date on which the Senior Enhancement Percentage (calculated for this purpose only after taking into account distributions of principal on the Mortgage Loan sin the related Loan Group on the last day of the related Remittance Period but prior to any applications of Principal Distribution Amount to the related Certificates) is greater than or equal to the related Senior Specified Enhancement Percentage.

          Subordinated Amount:  For each Certificate Group and as of any
          -------------------
Distribution Date and related Loan Group, the excess, if any, of (a) the aggregate Stated Principal Balances of the Mortgage Loans in such Loan Group as of the end of the related Remittance Period over (b) the aggregate of the Class Certificate Balances of the Offered Certificates in the related Certificate Group as of such Distribution Date (after giving effect to the payment of principal on such Certificates on such Distribution Date).

          Subordination Deficiency:  With respect to any Distribution Date
          ------------------------
and either Loan Group, the excess, if any, of (a) the Specified Subordinated Amount for such Certificate Group applicable to such Distribution Date over
(b) the Subordinated Amount for such Certificate Group applicable to such Distribution Date.

          Subordination Reduction Amount:  With respect to any
          ------------------------------
Distribution Date and either Loan Group, an amount equal to the lesser of (a) the related Excess Subordinated Amount and (b) the Total Monthly Excess Spread for the related Certificate Group.

          Subservicer:  Any Person to which the Master Servicer has
          -----------
contracted for the servicing of all or a portion of the Mortgage Loans pursuant to Section 3.02.

          Substitute Mortgage Loan:  A Mortgage Loan substituted by the
          ------------------------
Seller for a Deleted Mortgage Loan which must, on the date of such substitution, as confirmed in a Request for Release, substantially in the form of Exhibit M, (i) have a Stated Principal Balance, after deduction of the principal portion of the Scheduled Payment due in the month of substitution, not in excess of, and not more than 10% less than, the Stated Principal Balance of the Deleted Mortgage Loan; (ii) be accruing interest at a rate no lower than and not more than 1% per annum higher than, that of the Deleted Mortgage Loan; (iii) have a Loan-to-Value Ratio no higher than that of the Deleted Mortgage Loan; (iv) have a remaining term to maturity no greater than (and not more than one year less than that of) the Deleted Mortgage Loan; (v) not be a Cooperative Loan unless the Deleted Mortgage Loan was a Cooperative Loan and (vi) comply with each representation and warranty set forth in Section 2.03.

          Substitution Adjustment Amount:  The meaning ascribed to such
          ------------------------------
term pursuant to Section 2.03.

          Targeted Balance:  Not applicable.
          ----------------

          Targeted Principal Classes:  As specified in the Preliminary
          --------------------------
Statement.

          Tax Matters Person:  The person designated as "tax matters
          ------------------
person" in the manner provided under Treasury regulation Section 1.860F-4(d) and temporary Treasury regulation Section 301.6231(a)(7)-1T. Initially, the Tax Matters Person shall be the Trustee.

          Tax Matters Person Certificate:  The Class R Certificate with a
          ------------------------------
Denomination of $0.05.

          Total Monthly Excess Spread:  As to either Loan Group and any
          ---------------------------
Distribution Date, an amount equal to the excess if any, of (i) the interest collected on the related Mortgage Loans during a Remittance Period over (ii) the sum on the interest payable to the Classes of Certificates in the related Certificate Group.

          Transfer:  Any direct or indirect transfer or sale of any
          --------
Ownership Interest in a Residual Certificate.

          Trigger Event: With respect to the Certificates of a Certificate
          -------------
Group after a Stepdown Date for the related Loan Group, the Distribution Date on which (A) the product of two (2) times the quotient of (i) the aggregate Stated Principal Balance of all Mortgage Loans in the related Loan Group which are 60 or more days delinquent (including, for the purposes of this calculation, Mortgage Loans in foreclosure and REO Properties) and (ii) the Stated Principal Balance of the Mortgage Loans as of the preceding Determination Date equals or exceeds (b) the Required Percentage.

          Trust Fund:  The corpus of the trust created hereunder
          ----------
consisting of (i) the Mortgage Loans and all interest and principal received on or with respect thereto after the Cut-off Date, other than such amounts which were due on the Mortgage Loans on or before the Cut-off Date; (ii) the Certificate Account, Excess Reserve Fund Account and the Distribution Account and all amounts deposited therein pursuant to the applicable provisions of this Agreement; (iii) property that secured a Mortgage Loan and has been acquired by foreclosure, deed-in-lieu of foreclosure or otherwise; and (iv) all proceeds of the conversion, voluntary or involuntary, of any of the foregoing.

          Trustee:  The Bank of New York and its successors and, if a
          -------
successor trustee is appointed hereunder, such successor.

          Trustee Fee:  As to any Distribution Date, an amount equal to
          -----------
one-twelfth of the Trustee Fee Rate multiplied by the Pool Stated Principal Balance with respect to such Distribution Date.

          Trustee Fee Rate:  With respect to each Mortgage Loan, the per
          ----------------
annum rate agreed upon in writing on or prior to the Closing Date by the Trustee and the Depositor.

          Unpaid Interest Amounts:  As of any Distribution Date and any
          -----------------------
Class of Certificates, the sum of (a) the excess of (i) the sum of the Class Optimal Interest Distribution Amount for such Distribution Date and any portion of such Class Optimal Interest Distribution Amount from prior Distribution Dates remaining unpaid over (ii) the amount in respect of interest on such Class of Certificates actually distributed on the preceding Distribution Date and (b) 30 days' interest on such excess at the applicable Pass-Through Rate (to the extent permitted by applicable law).

          Unpaid Realized Loss Amount:  With respect to any Class of
          ---------------------------
Subordinated Certificates and as to any Distribution Date, is the excess of
(i) Applied Realized Loss Amounts with respect to such Class over (ii) the sum of all distributions in reduction of such Applied Realized Loss Amounts on all previous Distribution Dates. Any amounts distributed to a Class of Subordinated Certificates in respect of any Unpaid Realized Loss Amount will not be applied to reduce the Class Certificate Balance of such Class.

          Voting Rights:  The portion of the voting rights of all of the
          -------------
Certificates which is allocated to any Certificate. As of any date of determination, (a) 1% of all Voting Rights shall be allocated to each Class of Notional Amount Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), (b) 1% of all Voting Rights shall be allocated to each Class of Class OC Certificates, if any (such Voting Rights to be allocated among the holders of Certificates of each such Class in accordance with their respective Percentage Interests), and (c) the remaining Voting Rights (or 100% of the Voting Rights if there is no Class of Notional Amount Certificates of Class OC Certificates) shall be allocated among Holders of the remaining Classes of Certificates in proportion to the Certif-icate Balances of their respective Certificates on such date.

          Withdrawal Date:  With respect to each Servicer and each
          ---------------
Distribution Date, the Business Day following receipt of all funds by the related Servicer for remittance to the Master Servicer for such related Distribution Date.


                                ARTICLE II

                        CONVEYANCE OF MORTGAGE LOANS;
                        REPRESENTATIONS AND WARRANTIES

          SECTION 2.01.  Conveyance of Mortgage Loans.
                         ----------------------------

          (a) The Seller, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Depositor, without recourse, all the right, title and interest of the Seller in and to the Mortgage Loans, including all interest and principal received or receivable by the Seller on or with respect to the Mortgage Loans after the Cut-off Date and all interest and principal payments on the Mortgage Loans received prior to the Cut-off Date in respect of installments of interest and principal due thereafter, but not including payments of principal and interest due and payable on the Mortgage Loans on or before the Cut-off Date. On or prior to the Closing Date, the Seller shall deliver to the Depositor or, at the Depositor's direction, to the Trustee or other designee of the Depositor, the Mortgage File for each Mortgage Loan listed in the Mortgage Loan Schedule. Such delivery of the Mortgage Files shall be made against payment by the Depositor of the purchase price, previously agreed to by the Seller and Depositor, for the Mortgage Loans. With respect to any Mortgage Loan that does not have a first payment date on or before the Due Date in the month of the first Distribution Date, the Trustee acknowledges the deposit into the Distribution Account on the Closing Date, of an amount equal to one month's interest at the related Net Mortgage Rate on the Cut-off Date Principal Balance of such Mortgage Loan.

          (b) The Depositor, concurrently with the execution and delivery hereof, hereby sells, transfers, assigns, sets over and otherwise conveys to the Trustee for the benefit of the Certificateholders, without recourse, all the right, title and interest of the Depositor in and to the Trust Fund, together with the Depositor's right to require the Seller to cure any breach of a representation or warranty made herein by the Seller or to repurchase or substitute for any affected Mortgage Loan in accordance herewith.

          (c) In connection with the transfer and assignment set forth in clause (b) above, the Depositor has delivered or caused to be delivered to the Trustee for the benefit of the Certificateholders the following documents or instruments with respect to each Mortgage Loan so assigned:

               (i) the original Mortgage Note, endorsed by manual or facsimile signature in blank in the following form: "Pay to the
          order of                                   without recourse",
                   ---------------------------------
with all intervening endorsements showing a complete chain of endorsement from the originator to the Person endorsing it to the Trustee (each such endorsement being sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note);

              (ii) except as provided below, the original recorded Mortgage or a copy of such Mortgage certified by the Seller (or, in the case of a Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico, a copy of such Mortgage certified by the applicable notary) as being a true and complete copy of the Mortgage;

             (iii) a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments), together with, except as provided below, all interim recorded assignments of such mortgage (each such assignment, when duly and validly completed, to be in recordable form and sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates); provided that, if the
                                   --------
related Mortgage has not been returned from the applicable public recording office, such assignment of the Mortgage may exclude the information to be provided by the recording office; provided, further that
                                  --------  -------
such assignment of Mortgage need not be delivered in the case of a Mortgage for which the related Mortgage Property is located in the Commonwealth of Puerto Rico.

              (iv) the original or copies of each assumption, modification, written assurance or substitution agreement, if any;

               (v) except as provided below, the original or duplicate original lender's title policy and all riders thereto; and

               (vi) in the case of a Cooperative Loan, the originals of the following documents or instruments:

               (a)  The Coop Shares, together with a stock power in blank;

               (b)  The executed Security Agreement;

               (c)  The executed Proprietary Lease;

               (d)  The executed Recognition Agreement;

               (e)  The executed assignment of Recognition Agreement;

               (f) The executed UCC-1 financing statement with evidence of recording thereon which have been filed in all places required to perfect the Seller's interest in the Coop Shares and the Proprietary Lease; and

               (g) Executed UCC-3 financing statements or other appropriate UCC financing statements required by state law, evidencing a complete and unbroken line from the mortgagee to the Trustee with evidence of recording thereon (or in a form suitable for recordation).

          In the event that in connection with any Mortgage Loan the Depositor cannot deliver (a) the original recorded Mortgage, (b) all interim recorded assignments or (c) the lender's title policy (together with all riders thereto) satisfying the requirements of clause (ii), (iii) or (v) above, respectively, concurrently with the execution and delivery hereof because such document or documents have not been returned from the applicable public recording office in the case of clause (ii) or (iii) above, or because the title policy has not been delivered to either the Master Servicer or the Depositor by the applicable title insurer in the case of clause (v) above, the Depositor shall promptly deliver to the Trustee, in the case of clause
(ii) or (iii) above, such original Mortgage or such interim assignment, as the case may be, with evidence of recording indicated thereon upon receipt thereof from the public recording office, or a copy thereof, certified, if appropriate, by the relevant recording office, but in no event shall any such delivery of the original Mortgage Loan and each such interim assignment or a copy thereof, certified, if appropriate, by the relevant recording office, be made later than one year following the Closing Date, or, in the case of clause (v) above, later than 120 days following the Closing Date; provided,
however, that in the                                              --------
-------
event the Depositor is unable to deliver by such date each Mortgage and each such interim assignment by reason of the fact that any such documents have not been returned by the appropriate recording office, or, in the case of each such interim assignment, because the related Mortgage has not been returned by the appropriate recording office, the Depositor shall deliver such documents to the Trustee as promptly as possible upon receipt thereof and, in any event, within 720 days following the Closing Date. The Depositor shall forward or cause to be forwarded to the Trustee (a) from time to time additional original documents evidencing an assumption or modification of a Mortgage Loan and (b) any other documents required to be delivered by the Depositor or the Master Servicer to the Trustee. In the event that the original Mortgage is not delivered and in connection with the payment in full of the related Mortgage Loan the public recording office requires the presentation of a "lost instruments affidavit and indemnity" or any equivalent document, because only a copy of the Mortgage can be delivered with the instrument of satisfaction or reconveyance, the Master Servicer shall execute and deliver or cause to be executed and delivered such a document to the public recording office. In the case where a public recording office retains the original recorded Mortgage or in the case where a Mortgage is lost after recordation in a public recording office, the Seller shall deliver to the Trustee a copy of such Mortgage certified by such public recording office to be a true and complete copy of the original recorded Mortgage.

          As promptly as practicable subsequent to such transfer and assignment, and in any event, within thirty (30) days thereafter, the Trustee shall (i) affix the Trustee's name to each assignment of Mortgage, as the assignee thereof, (ii) cause such assignment to be in proper form for record-ing in the appropriate public office for real property records within thirty
(30) days after receipt thereof and (iii) cause to be delivered for recording in the appropriate public office for real property records the assignments of the Mortgages to the Trustee, except that, with respect to any assignment of a Mortgage as to which the Trustee has not received the information required to prepare such assignment in recordable form, the Trustee's obligation to do so and to deliver the same for such recording shall be as soon as practicable after receipt of such information and in any event within thirty (30) days after the receipt thereof, and the Trustee need not cause to be recorded any assignment which relates to a Mortgage Loan (a) the Mortgaged Property and Mortgage File relating to which are located in California or (b) in any other jurisdiction (including Puerto Rico) under the laws of which, as evidenced by an Opinion of Counsel delivered by the Seller (at the Seller's expense) to the Trustee, the recordation of such assignment is not necessary to protect the Trustee's and the Certificateholders' interest in the related Mortgage Loan.

          In the case of Mortgage Loans that have been prepaid in full as of the Closing Date, the Depositor, in lieu of delivering the above documents to the Trustee, will deposit in the Certificate Account the portion of such payment that is required to be deposited in the Certificate Account pursuant to Section 3.08.

          SECTION 2.02.  Acceptance by the Trustee of the Mortgage Loans.
                         -----------------------------------------------

          The Trustee acknowledges receipt of the documents identified in the Initial Certification in the form annexed hereto as Exhibit G and declares that it holds and will hold such documents and the other documents delivered to it constituting the Mortgage Files, and that it holds or will hold such other assets as are included in the Trust Fund, in trust for the exclusive use and benefit of all present and future Certificateholders. The Trustee acknowledges that it will maintain possession of the Mortgage Notes in the State of California, unless otherwise permitted by the Rating Agencies.

          The Trustee agrees to execute and deliver on the Closing Date to the Depositor, the Master Servicer and the Seller an Initial Certification in the form annexed hereto as Exhibit G. Based on its review and examination, and only as to the documents identified in such Initial Certification, the Trustee acknowledges that such documents appear regular on their face and relate to such Mortgage Loan. The Trustee shall be under no duty or obligation to inspect, review or examine said documents, instruments, certificates or other papers to determine that the same are genuine, enforceable or appropriate for the represented purpose or that they have actually been recorded in the real estate records or that they are other than what they purport to be on their face.

          Not later than 90 days after the Closing Date, the Trustee shall deliver to the Depositor, the Master Servicer and the Seller a Final Certification in the form annexed hereto as Exhibit H, with any applicable exceptions noted thereon.

          If, in the course of such review, the Trustee finds any document constituting a part of a Mortgage File which does not meet the requirements of Section 2.01, the Trustee shall list such as an exception in the Final Certification; provided, however, that the Trustee shall not
               --------  -------
make any determination as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or is sufficient to effect the assignment of and transfer to the assignee thereof under the mortgage to which the assignment relates. The Seller shall promptly correct or cure such defect within 90 days from the date it was so notified of such defect and, if the Seller does not correct or cure such defect within such period, the Seller shall either (a) substitute for the related Mortgage Loan a Substitute Mortgage Loan, which substitution shall be accomplished in the manner and subject to the conditions set forth in Section 2.03, or (b) purchase such Mortgage Loan from the Trustee within 90 days from the date the Seller was notified of such defect in writing at the Purchase Price of such Mortgage Loan; provided, however, that in no event shall such substitution or
      --------  -------
purchase occur more than 540 days from the Closing Date, except that if the substitution or purchase of a Mortgage Loan pursuant to this provision is required by reason of a delay in delivery of any documents by the appropriate recording office, and there is a dispute between either the Master Servicer or the Seller and the Trustee over the location or status of the recorded document, then such substitution or purchase shall occur within 720 days from the Closing Date. The Trustee shall deliver written notice to each Rating Agency within 270 days from the Closing Date indicating each Mortgage Loan
(a) which has not been returned by the appropriate recording office or (b) as to which there is a dispute as to location or status of such Mortgage Loan. Such notice shall be delivered every 90 days thereafter until the related Mortgage Loan is returned to the Trustee. Any such substitution pursuant to
(a) above or purchase pursuant to (b) above shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05, if any, and any substitution pursuant to (a) above shall not be effected prior to the additional delivery to the Trustee of a Request for Release substantially in the form of Exhibit N. No substitution is permitted to be made in any calendar month after the Determination Date for such month. The Purchase Price for any such Mortgage Loan shall be deposited by the Seller in the Certificate Account on or prior to the Distribution Account Deposit Date for the Distribution Date in the month following the month of repurchase and, upon receipt of such deposit and certification with respect thereto in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File to the Seller and shall execute and deliver at the Seller's request such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to vest in the Seller, or a designee, the Trustee's interest in any Mortgage Loan released pursuant hereto.

          The Trustee shall retain possession and custody of each Mortgage File in accordance with and subject to the terms and conditions set forth herein. The Master Servicer shall promptly deliver to the Trustee, upon the execution or receipt thereof, the originals of such other documents or instruments constituting the Mortgage File as come into the possession of the Master Servicer from time to time.

          It is understood and agreed that the obligation of the Seller to substitute for or to purchase any Mortgage Loan which does not meet the requirements of Section 2.01 shall constitute the sole remedy respecting such defect available to the Trustee, the Depositor and any Certificateholder against the Seller.

          SECTION 2.03.  Representations, Warranties and Covenants of the
                         ------------------------------------------------
Seller and the Master Servicer.
------------------------------

          (a) IndyMac, in its capacities as Seller and Master Servicer, hereby makes the representations and warranties set forth in Schedule II hereto, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date.

          (b) The Seller, in its capacity as Seller, hereby makes the repre-sentations and warranties set forth in Schedule III hereto, and by this reference incorporated herein, to the Depositor and the Trustee, as of the Closing Date, or if so specified therein, as of the Cut-off Date.

          (c) Upon discovery by any of the parties hereto of a breach of a representation or warranty made pursuant to Section 2.03(b) that materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, the party discovering such breach shall give prompt notice thereof to the other parties. The Seller hereby covenants that within 90 days of the earlier of its discovery or its receipt of written notice from any party of a breach of any representation or warranty made pursuant to Section 2.03(b) which materially and adversely affects the interests of the Certificateholders in any Mortgage Loan, it shall cure such breach in all material respects, and if such breach is not so cured, shall, (i) if such 90 day period expires prior to the second anniversary of the Closing Date, remove such Mortgage Loan (a "Deleted Mortgage Loan")
                              ---------------------
from the Trust Fund and substitute in its place a Substitute Mortgage Loan, in the manner and subject to the conditions set forth in this Section 2.03; or (ii) repurchase the affected Mortgage Loan or Mortgage Loans from the Trustee at the Purchase Price in the manner set forth below; provided,
however, that any such substitution pursuant to (i) above    --------
-------
shall not be effected prior to the delivery to the Trustee of the Opinion of Counsel required by Section 2.05, if any, and a Request for Release substantially in the form of Exhibit N, and the Mortgage File for any such Substitute Mortgage Loan. The Seller shall promptly reimburse the Master Servicer and the Trustee for any expenses reasonably incurred by the Master Servicer or the Trustee in respect of enforcing the remedies for such breach. With respect to the representations and warranties described in this Section
2.03 which are made to the best of the Seller's knowledge, if it is discovered by either the Depositor, the Seller or the Trustee that the substance of such representation and warranty is inaccurate and such inaccuracy materially and adversely affects the value of the related Mortgage Loan or the interests of the Certificateholders therein, notwithstanding the Seller's lack of knowledge with respect to the substance of such representation or warranty, such inaccuracy shall be deemed a breach of the applicable representation or warranty.

          With respect to any Substitute Mortgage Loan or Loans, the Seller shall deliver to the Trustee for the benefit of the Certificateholders the Mortgage Note, the Mortgage, the related assignment of the Mortgage, and such other documents and agreements as are required by Section 2.01, with the Mortgage Note endorsed and the Mortgage assigned as required by Section 2.01. No substitution is permitted to be made in any calendar month after the Determination Date for such month. Scheduled Payments due with respect to Substitute Mortgage Loans in the Remittance Period of substitution shall not be part of the Trust Fund and will be retained by the Seller on the next succeeding Distribution Date. For the Remittance Period of substitution, distributions to Certificateholders will include the monthly payment due on any Deleted Mortgage Loan for such Remittance Period and thereafter the Seller shall be entitled to retain all amounts received in respect of such Deleted Mortgage Loan.

          The Master Servicer shall amend the Mortgage Loan Schedule for the benefit of the Certificateholders to reflect the removal of such Deleted Mortgage Loan and the substitution of the Substitute Mortgage Loan or Loans and the Master Servicer shall deliver the amended Mortgage Loan Schedule to the Trustee. Upon such substitution, the Substitute Mortgage Loan or Loans shall be subject to the terms of this Agreement in all respects, and the Seller shall be deemed to have made with respect to such Substitute Mortgage Loan or Loans, as of the date of substitution, the representations and warranties made pursuant to Section 2.03(b) with respect to such Mortgage Loan. Upon any such substitution and the deposit to the Certificate Account of the amount required to be deposited therein in connection with such substitution as described in the following paragraph, the Trustee shall release the Mortgage File held for the benefit of the Certificateholders relating to such Deleted Mortgage Loan to the Seller and shall execute and deliver at the Seller's direction such instruments of transfer or assignment prepared by the Seller, in each case without recourse, as shall be necessary to vest title in the Seller, or its designee, the Trustee's interest in any Deleted Mortgage Loan substituted for pursuant to this Section 2.03.

          For any month in which the Seller substitutes one or more Substitute Mortgage Loans for one or more Deleted Mortgage Loans, the Master Servicer will determine the amount (if any) by which the aggregate principal balance of all such Substitute Mortgage Loans as of the date of substitution is less than the aggregate Stated Principal Balance of all such Deleted Mortgage Loans (after application of the scheduled principal portion of the monthly payments due in the Remittance Period of substitution). The amount of such shortage (the "Substitution Adjustment Amount") plus an amount equal
to the aggregate of    ------------------------------
any unreimbursed Advances and Servicer Advances with respect to such Deleted Mortgage Loans shall be deposited into the Certificate Account by the Seller on or before the Distribution Account Deposit Date for the Distribution Date in the month succeeding the calendar month during which the related Mortgage Loan became required to be purchased or replaced hereunder.

          In the event that the Seller shall have repurchased a Mortgage Loan, the Purchase Price therefor shall be deposited in the Certificate Account pursuant to Section 3.08 on or before the Distribution Account Deposit Date for the Distribution Date in the month following the month during which the Seller became obligated hereunder to repurchase or replace such Mortgage Loan and upon such deposit of the Purchase Price, the delivery of the Opinion of Counsel required by Section 2.05 and receipt of a Request for Release in the form of Exhibit N hereto, the Trustee shall release the related Mortgage File held for the benefit of the Certificateholders to such Person, and the Trustee shall execute and deliver at such Person's direction such instruments of transfer or assignment prepared by such Person, in each case without recourse, as shall be necessary to transfer title from the Trustee. It is understood and agreed that the obligation under this Agreement of any Person to cure, repurchase or replace any Mortgage Loan as to which a breach has occurred and is continuing shall constitute the sole remedy against such Persons respecting such breach available to Certificateholders, the Depositor or the Trustee on their behalf.

          The representations and warranties made pursuant to this Section
2.03 shall survive delivery of the respective Mortgage Files to the Trustee for the benefit of the Certificateholders.

          SECTION 2.04.  Representations and Warranties of the Depositor
                         -----------------------------------------------
as to the Mortgage Loans.
------------------------

          The Depositor hereby represents and warrants to the Trustee with respect to each Mortgage Loan as of the date hereof or such other date set forth herein that as of the Closing Date, and following the transfer of the Mortgage Loans to it by the Seller, the Depositor had good title to the Mortgage Loans and the Mortgage Notes were subject to no offsets, defenses or counterclaims.

          The Depositor hereby assigns, transfers and conveys to the Trustee all of its rights with respect to the Mortgage Loans including, without limitation, the representations and warranties of the Seller made pursuant to
Section 2.03(b), together with all rights of the Depositor to require the Seller to cure any breach thereof or to repurchase or substitute for any affected Mortgage Loan in accordance with this Agreement.

          It is understood and agreed that the representations and warranties set forth in this Section 2.04 shall survive delivery of the Mortgage Files to the Trustee. Upon discovery by the Depositor or the Trustee of a breach of any of the foregoing representations and warranties set forth in this
Section 2.04 (referred to herein as a "breach"), which breach materially and adversely affects the interest of the Certificateholders, the party discovering such breach shall give prompt written notice to the others and to each Rating Agency.

          SECTION 2.05.  Delivery of Opinion of Counsel in Connection with
                         -------------------------------------------------
Substitutions and Repurchases.
-----------------------------

          (a) Notwithstanding any contrary provision of this Agreement, no substitution pursuant to Section 2.02 or 2.03 shall be made more than 90 days after the Closing Date unless the Seller delivers to the Trustee an Opinion of Counsel, which Opinion of Counsel shall not be at the expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that such substitution will not (i) result in the imposition of the tax on "prohibited transactions" on the Trust Fund or contributions after the Startup Date, as defined in Sections 860F(a)(2) and 860G(d) of the Code, respectively or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          (b) Upon discovery by the Depositor, the Seller, the Master Servicer or the Trustee that any Mortgage Loan does not constitute a "qualified mortgage" within the meaning of Section 860G(a)(3) of the Code, the party discovering such fact shall promptly (and in any event within five
(5) Business Days of discovery) give written notice thereof to the other parties. In connection therewith, the Trustee shall require the Seller, at the Seller's option, to either (i) substitute, if the conditions in Section 2.03(c) with respect to substitutions are satisfied, a Substitute Mortgage Loan for the affected Mortgage Loan, or (ii) repurchase the affected Mortgage Loan within 90 days of such discovery in the same manner as it would a Mortgage Loan for a breach of representation or warranty made pursuant to
Section 2.03. The Trustee shall reconvey to the Seller the Mortgage Loan to be released pursuant hereto in the same manner, and on the same terms and conditions, as it would a Mortgage Loan repurchased for breach of a representation or warranty contained in Section 2.03.

          SECTION 2.06.  Execution and Delivery of Certificates.
                         --------------------------------------

          The Trustee acknowledges the transfer and assignment to it of the Trust Fund and, concurrently with such transfer and assignment, has executed and delivered to or upon the order of the Depositor, the Certificates in authorized denominations evidencing directly or indirectly the entire ownership of the Trust Fund. The Trustee agrees to hold the Trust Fund and exercise the rights referred to above for the benefit of all present and future Holders of the Certificates, and to perform the duties set forth in this Agreement to the best of its ability, to the end that the interests of the Holders of the Certificates may be adequately and effectively protected.

          SECTION 2.07.  REMIC Matters.
                         -------------

          The Preliminary Statement sets forth the designations and "latest possible maturity date" for federal income tax purposes of all interests created hereby. The "Startup Day" for purposes of the REMIC Provisions shall be the Closing Date. The "tax matters person" with respect to the Trust Fund shall be the Trustee and the Trustee shall hold the Tax Matters Person Certificates. The Trust Fund's fiscal year shall be the calendar year.

          SECTION 2.08.  Covenants of the Master Servicer.
                         --------------------------------

          The Master Servicer hereby covenants to the Depositor and the Trustee as follows:

          (a) the Master Servicer shall comply in the performance of its obligations under this Agreement with all reasonable rules and requirements of the insurer under each Required Insurance Policy; and

          (b) no written information, certificate of an officer, statement furnished in writing or written report delivered to the Depositor, any affiliate of the Depositor or the Trustee and prepared by the Master Servicer pursuant to this Agreement will contain any untrue statement of a material fact or omit to state a material fact necessary to make such information, certificate, statement or report not misleading.


                                 ARTICLE III

                         ADMINISTRATION AND SERVICING
                              OF MORTGAGE LOANS

          SECTION 3.01.  Master Servicer to Service Mortgage Loans.
                         -----------------------------------------

          For and on behalf of the Certificateholders, the Master Servicer shall service and administer the Mortgage Loans in accordance with the terms of this Agreement and customary and usual standards of practice of prudent mortgage loan servicers. In connection with such servicing and administration, the Master Servicer shall have full power and authority, acting alone and/or through Servicers as provided in Section 3.02, to do or cause to be done any and all things that it may deem necessary or desirable in connection with such servicing and administration, including but not limited to, the power and authority, subject to the terms hereof, (i) to execute and deliver, on behalf of the Certificateholders and the Trustee, customary consents or waivers and other instruments and documents, (ii) to consent to transfers of any Mortgaged Property and assumptions of the Mortgage Notes and related Mortgages (but only in the manner provided in this Agreement), (iii) to collect any Insurance Proceeds and other Liquidation Proceeds, and (iv) to effectuate foreclosure or other conversion of the ownership of the Mortgaged Property securing any Mortgage Loan; provided that
the Master Servicer shall not                                   --------
take, or permit any Servicer to take, any action that is inconsistent with or prejudices the interests of the Trust Fund or the Certificateholders in any Mortgage Loan or the rights and interests of the Depositor, the Trustee and the Certificateholders under this Agreement. The Master Servicer shall represent and protect the interests of the Trust Fund in the same manner as it protects its own interests in mortgage loans in its own portfolio in any claim, proceeding or litigation regarding a Mortgage Loan and shall not make or permit any modification, waiver or amendment of any term of any Mortgage Loan which would cause the Trust Fund to fail to qualify as a REMIC or result in the imposition of any tax under Section 860F(a) or Section 860G(d) of the Code. Without limiting the generality of the foregoing, the Master Servicer, in its own name or in the name of any Servicer or the Depositor and the Trustee, is hereby authorized and empowered by the Depositor and the Trustee, when the Master Servicer or the Servicer, as the case may be, believes it appropriate in its reasonable judgment, to execute and deliver, on behalf of the Trustee, the Depositor, the Certificateholders or any of them, any and all instruments of satisfaction or cancellation, or of partial or full release or discharge, and all other comparable instruments, with respect to the Mortgage Loans, and with respect to the Mortgaged Properties held for the benefit of the Certificateholders. The Master Servicer shall prepare and deliver to the Depositor and/or the Trustee such documents requiring execution and delivery by either or both of them as are necessary or appropriate to enable the Master Servicer to service and administer the Mortgage Loans to the extent that the Master Servicer is not permitted to execute and deliver such documents pursuant to the preceding sentence. Upon receipt of such documents, the Depositor and/or the Trustee shall execute such documents and deliver them to the Master Servicer.

          In accordance with the standards of the preceding paragraph, the Master Servicer shall advance or cause to be advanced funds as necessary for the purpose of effecting the payment of taxes and assessments on the Mortgaged Properties, which advances shall be reimbursable in the first instance from related collections from the Mortgagors pursuant to Section 3.09, and further as provided in Section 3.11. The costs incurred by the Master Servicer, if any, in effecting the timely payments of taxes and assessments on the Mortgaged Properties and related insurance premiums shall not, for the purpose of calculating monthly distributions to the Certificateholders, be added to the Stated Principal Balances of the related Mortgage Loans, notwithstanding that the terms of such Mortgage Loans so permit.

          SECTION 3.02.  Subservicing; Enforcement of the Obligations of
                         -----------------------------------------------
Servicers.
---------

          (a) The Master Servicer may arrange for the subservicing of any Mortgage Loan by a Servicer pursuant to a subservicing agreement; provided, however, that such subservicing arrangement and the terms of the --------
-------
related subservicing agreement must provide for the servicing of such Mortgage Loans in a manner consistent with the servicing arrangements contemplated hereunder. Unless the context otherwise requires, references in this Agreement to actions taken or to be taken by the Master Servicer in servicing the Mortgage Loans include actions taken or to be taken by a Servicer on behalf of the Master Servicer. Notwithstanding the provisions of any subservicing agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer and a servicer or reference to actions taken through a servicer or otherwise, the Master Servicer shall remain obligated and liable to the Depositor, the Trustee and the Certificateholders for the servicing and administration of the Mortgage Loans in accordance with the provisions of this Agreement without diminution of such obligation or liability by virtue of such subservicing agreements or arrangements or by virtue of indemnification from the Servicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. All actions of each Servicer performed pursuant to the related subservicing agreement shall be performed as an agent of the Master Servicer with the same force and effect as if performed directly by the Master Servicer. The Master Servicer and Servicer may enter into amendments to the related Servicing Agreement or a different form of Servicing Agreement; provided, however,
                                         --------  -------
that any such amendments or different forms shall be consistent with and not violate the provisions of this Agreement in a manner which would materially and adversely affect the interests of the Certificateholders.

          (b) For purposes of this Agreement, the Master Servicer shall be deemed to have received any collections, recoveries or payments with respect to the Mortgage Loans that are received by a Servicer regardless of whether such payments are remitted by the Servicer to the Master Servicer.

          (c) As part of its servicing activities hereunder, the Master Servicer, for the benefit of the Trustee and the Certificateholders, shall use its best reasonable efforts to enforce the obligations of each Servicer under the related Servicing Agreement, to the extent that the non-performance of any such obligation would have material and adverse effect on a Mortgage Loan. Such enforcement, including, without limitation, the legal prosecution of claims, termination of Servicing Agreements and the pursuit of other appropriate remedies, shall be in such form and carried out to such an extent and at such time as the Master Servicer, in its good faith business judgment, would require were it the owner of the related Mortgage Loans. The Master Servicer shall pay the costs of such enforcement at its own expense, and shall be reimbursed therefor only (i) from a general recovery resulting from such enforcement to the extent, if any, that such recovery exceeds all amounts due in respect of the related Mortgage Loan or (ii) from a specific recovery of costs, expenses or attorneys fees against the party against whom such enforcement is directed.

          SECTION 3.03.  Successor Servicers.
                         -------------------

          The Master Servicer shall be entitled to terminate any Servicing Agreement that may exist in accordance with the terms and conditions of such Servicing Agreement and without any limitation by virtue of this Agreement; provided, however, that in the event of termination of any
--------  -------
Servicing Agreement by the Master Servicer or the Servicer, the Master Servicer shall either act as servicer of the related Mortgage Loan or enter into a Servicing Agreement with a successor Servicer which will be bound by the terms of the related Servicing Agreement. If the Master Servicer or any affiliate of the Master Servicer acts as servicer, it will not assume liability for the representations and warranties of the Servicer which it replaces. If the Master Servicer enters into a Servicing Agreement with a successor Servicer, the Master Servicer shall use reasonable efforts to have the successor Servicer assume liability for the representations and warranties made by the terminated Servicer in respect of the related Mortgage Loans and, in the event of any such assumption by the successor Servicer, the Master Servicer may, in the exercise of its business judgment, release the terminated Servicer from liability for such representations and warranties.

          SECTION 3.04.  Liability of the Master Servicer.
                         --------------------------------

          Notwithstanding any Servicing Agreement, any of the provisions of this Agreement relating to agreements or arrangements between the Master Servicer or a Servicer or references to actions taken through a Servicer or otherwise, the Master Servicer shall remain obligated and liable to the Trustee, Certificateholders for the servicing and administering of the Mortgage Loans in accordance with the provisions of Section 3.01 without diminution of such obligation or liability by virtue of such Servicing Agreements or arrangements or by virtue of indemnification from the Servicer and to the same extent and under the same terms and conditions as if the Master Servicer alone were servicing and administering the Mortgage Loans. The Master Servicer shall be entitled to enter into any agreement with a Servicer or Seller for indemnification of the Master Servicer and nothing contained in this Agreement shall be deemed to limit or modify such indemnification.

          SECTION 3.05.  No Contractual Relationship Between Servicers and
                         -------------------------------------------------
the Trustee.
-----------

          Any Servicing Agreement that may be entered into and any other transactions or services relating to the Mortgage Loans involving a Servicer in its capacity as such and not as an originator shall be deemed to be between the Servicer and the Master Servicer alone and the Trustee and Certificateholders shall not be deemed parties thereto and shall have no claims, rights, obligations, duties or liabilities with respect to the Servicer in its capacity as such except as set forth in Section 3.07.

          SECTION 3.06.  Rights of the Depositor and the Trustee in
                         ------------------------------------------
Respect of the Master Servicer.
------------------------------

          The Depositor may, but is not obligated to, enforce the obligations of the Master Servicer hereunder and may, but is not obligated to, perform, or cause a designee to perform, any defaulted obligation of the Master Servicer hereunder and in connection with any such defaulted obligation to exercise the related rights of the Master Servicer hereunder; provided that
the Master Servicer shall not be relieved of any              --------
of its obligations hereunder by virtue of such performance by the Depositor or its designee. Neither the Trustee nor the Depositor shall have any responsibility or liability for any action or failure to act by the Master Servicer nor shall the Trustee or the Depositor be obligated to supervise the performance of the Master Servicer hereunder or otherwise.


          SECTION 3.07.  Trustee to Act as Master Servicer.
                         ---------------------------------

          In the event that the Master Servicer shall for any reason no longer be the Master Servicer hereunder (including by reason of an Event of Default), the Trustee or its successor shall thereupon assume all of the rights and obligations of the Master Servicer hereunder arising thereafter (except that the Trustee shall not be (i) liable for losses of the Master Servicer pursuant to Section 3.12 or any acts or omissions of the predecessor Master Servicer hereunder), (ii) obligated to make Advances if it is prohibited from doing so by applicable law, (iii) obligated to effectuate repurchases or substitutions of Mortgage Loans hereunder, including but not limited to repurchases or substitutions pursuant to Section 2.02 or 2.03,
(iv) responsible for expenses of the Master Servicer pursuant to Section 2.03 or (v) deemed to have made any representations and warranties of the Master Servicer hereunder. Any such assumption shall be subject to Section 7.02.
If the Master Servicer shall for any reason no longer be the Master Servicer (including by reason of any Event of Default), the Trustee or its successor shall succeed to any rights and obligations of the Master Servicer under each Servicing Agreement. The Trustee or the successor servicer for the Trustee shall be deemed to have assumed all of the Master Servicer's interest therein and to have replaced the Master Servicer as a party to any Servicing Agreement entered into by the Master Servicer as contemplated by Section 3.02 to the same extent as if the Servicing Agreement had been assigned to the assuming party except that the Master Servicer shall not be relieved of any liability or obligations under any such Servicing Agreement.

          The Master Servicer shall, upon request of the Trustee, but at the expense of the Master Servicer, deliver to the assuming party all documents and records relating to each Servicing Agreement or substitute servicing agreement and the Mortgage Loans then being serviced thereunder and an accounting of amounts collected or held by it and otherwise use its best efforts to effect the orderly and efficient transfer of the substitute Servicing Agreement to the assuming party.

          SECTION 3.08.  Collection of Mortgage Loan Payments; Servicing
                         -----------------------------------------------
Accounts; Collection Account; Certificate Account; and Distribution Account.
---------------------------------------------------------------------------

          (a) The Master Servicer shall make reasonable efforts in accordance with the customary and usual standards of practice of prudent mortgage servicers to collect all payments called for under the terms and provisions of the Mortgage Loans to the extent such procedures shall be consistent with this Agreement and the terms and provisions of any related Required Insurance Policy. Consistent with the foregoing, the Master Servicer may in its discretion (i) waive any late payment charge or any prepayment charge or penalty interest in connection with the prepayment of a Mortgage Loan and (ii) extend the due dates for payments due on a Mortgage Note for a period not greater than 120 days; provided, however,
                                             --------  -------
that the Master Servicer cannot extend the maturity of any such Mortgage Loan past the date on which the final payment is due on the latest maturing Mortgage Loan as of the Cut-off Date. In the event of any such arrangement, the Master Servicer shall make Advances on the related Mortgage Loan in accordance with the provisions of Section 4.01 during the scheduled period in accordance with the amortization schedule of such Mortgage Loan without modification thereof by reason of such arrangements. The Master Servicer shall not be required to institute or join in litigation with respect to collection of any payment (whether under a Mortgage, Mortgage Note or otherwise or against any public or governmental authority with respect to a taking or condemnation) if it reasonably believes that enforcing the provision of the Mortgage or other instrument pursuant to which such payment is required is prohibited by applicable law.

          (b) In those cases where a Servicer is servicing Mortgage Loans pursuant to a Servicing Agreement, the Master Servicer shall cause the Servicer, pursuant to the Servicing Agreement, to establish and maintain one or more Servicing Accounts, each of which shall be an Eligible Account. The Servicer will be required under its Servicing Agreement to deposit into the Servicing Account on a daily basis no later than the Business Day following receipt, all proceeds of Mortgage Loans received by the Servicer, less its Servicing Fees and unreimbursed Servicer Advances and expenses, to the extent permitted by the Servicing Agreement. The Servicer shall not be required to deposit in the Servicing Account payments or collections in the nature of prepayment charges or late charges.

          (c) The Master Servicer shall establish and maintain a Collection Account into which the Master Servicer shall deposit or cause to be deposited on or before each Withdrawal Date payments, collections and Servicer Advances remitted by Servicers in respect of the Mortgage Loans.

          (d) On or before the Withdrawal Date in each calendar month, the Master Servicer shall cause the Servicer, pursuant to the Servicing Agreement, to remit to the Master Servicer for deposit in the Collection Account all funds held in the Servicing Account with respect to each Mortgage Loan serviced by such Servicer that are required to be remitted to the Master Servicer. The Servicer will also be required, pursuant to the Servicing Agreement, to advance on or before each such Withdrawal Date amounts equal to any Scheduled Payments (net of its Servicing Fees with respect thereto) not received on any Mortgage Loans by the Servicer (such amount, a "Servicer Advance"). The Servicer's obligation to advance with respect to each Mortgage Loan will continue up to and including the last day of the Remittance Period during which the related Mortgaged Property is sold at a foreclosure sale or is acquired by the Trust Fund by deed in lieu of foreclosure or otherwise. All such Servicer Advances received by the Master Servicer shall be deposited promptly by it in the Collection Account or the Certificate Account, as appropriate.

          Within five Business Days after the receipt by a Servicer of a Principal Prepayment in Full or any Liquidation Proceeds or Insurance Proceeds (not required to be applied to the restoration or repair of the related Mortgaged Property), the Master Servicer shall cause such Servicer, pursuant to the related Servicing Agreement, to remit such amounts to the Master Servicer for deposit in the Collection Account.

          (e) The Master Servicer shall establish and maintain a Certificate Account into which the Master Servicer shall deposit or cause to be deposited on a daily basis within one Business Day of receipt, except as otherwise specifically provided herein, the following payments and collections remitted by Servicers or received by it in respect of Mortgage Loans subsequent to the Cut-off Date (other than in respect of principal and interest due on the Mortgage Loans on or before the Cut-off Date) and the following amounts required to be deposited hereunder:

               (i) all payments on account of principal on the Mortgage Loans, including Principal Prepayments and the principal component of any Servicer Advance;

              (ii) all payments on account of interest on the Mortgage Loans, net of the sum of the related Master Servicing Fee and related Servicing Fee, and the interest component of any Servicer Advance;

             (iii) all Insurance Proceeds and Liquidation Proceeds (net of any related expenses of the related Servicer), other than proceeds to be applied to the restoration or repair of the Mortgaged Property or released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures;

              (iv) any amount required to be deposited by the Master Servicer pursuant to Section 3.08(h) in connection with any losses on Permitted Investments;

               (v) any amounts required to be deposited by the Master Servicer pursuant to Sections 3.12 and 3.14;

              (vi) all Purchase Prices from the Master Servicer or Seller and all Substitution Adjustment Amounts;

             (vii)  all Advances made by the Master Servicer pursuant to
          Section 4.01; and

            (viii)  any other amounts required to be deposited hereunder.

          In addition, with respect to any Mortgage Loan that is subject to a buydown agreement, on each Due Date for such Mortgage Loan, in addition to the monthly payment remitted by the Mortgagor, the Master Servicer shall cause funds to be deposited into the Certificate Account in an amount required to cause an amount of interest to be paid with respect to such Mortgage Loan equal to the amount of interest that has accrued on such Mortgage Loan from the preceding Due Date at the Mortgage Rate net of the Master Servicing Fee on such date.

          The foregoing requirements for remittance by the Master Servicer shall be exclusive, it being understood and agreed that, without limiting the generality of the foregoing, payments in the nature of prepayment penalties, late payment charges or assumption fees, if collected, need not be remitted by the Master Servicer. In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time withdraw or direct the institution maintaining the Certificate Account to withdraw such amount from the Certificate Account, any provision herein to the contrary notwithstanding. Such withdrawal or direction may be accomplished by delivering written notice thereof to the Trustee or such other institution maintaining the Certificate Account which describes the amounts deposited in error in the Certificate Account. The Master Servicer shall maintain adequate records with respect to all withdrawals made pursuant to this
Section 3.08. All funds deposited in the Certificate Account shall be held in trust for the Certificateholders until withdrawn in accordance with
Section 3.11.

          (f) The Trustee shall establish and maintain, on behalf of the Class AF-1 Certificateholders and each Class of Group 2 Certificates, the Excess Reserve Fund Account. The Excess Reserve Fund Account shall be treated as property held separate and apart from any REMIC or the regular interests issued by such REMICS as required by Treasury Regulation Sections 1.860F-2(c)(2) and 1.860G-2(i) for such right to be respected as separate from any REMIC. Funds on deposit in the Excess Reserve Fund Account shall not be invested.

          On the Closing Date, the Depositor shall deposit into the Excess Reserve Fund Account $10,000. Thereafter, if the WAC Cap for either the Class AF-1 Certificates or for any Class of Group 2 Certificates exceeds LIBOR by less than 0.25%, the amount to be held in the Excess Reserve Fund Account (the "Required Reserve Amount") on any Distribution Date thereafter shall equal the greater of (i) 0.50% of the outstanding Class Certificate Balance of the Certificates as of such Distribution Date and (ii) $10,000. In order to fund the Required Reserve Amount for any Distribution Date, the Trustee shall retain on each Distribution Date amounts that would otherwise be distributed to the Class OC-1 Certificates and Class OC-2 Certificates for such Distribution Date, up to the Required Reserve Amount, on a pro rata basis based upon the amount to be distributed to each Class of Class OC Certificates. To the extent not needed to fund the Required Reserve Amount for such Distribution Date, the Trustee shall release all funds in excess of the amount withheld by the Trustee from each of the Class OC-1 and Class OC-2 Certificates to meet the Required Reserve Amount.

     On each Distribution Date on which there exists a Basis Risk CarryForward Amount on any Class or Classes of Certificates, the Trustee shall withdrawal from the Excess Reserve Fund Account amounts necessary to pay to such Class or Classes of Certificates the Basis Risk CarryForward Amount in the following order of priority: first, any Basis Risk CarryForward Amount incurred by the Class AF-1 Certificates shall be covered by amounts withheld in the Excess Reserve Fund Account from the Class OC-1 Certificates, until such amount is reduced to zero, second any Basis Risk CarryForward Amount incurred by any Class of Group 2 Certificates shall be covered by amounts withheld in the Excess Reserve Fund Account from the Class OC-2 Certificates, and thereafter, any additional Basis Risk CarryForward Amounts on such Distribution Date shall be paid to such Class or Classes from any amounts remaining in the Excess Reserve Fund Account on such Distribution Date. If on any Distribution Date there are two or more Classes of Adjustable Rate Certificates which have Basis Risk CarryForward Amount, any remaining amount in the Excess Reserve Fund Account shall be allocated to those Classes on a pro rata basis based upon the amount of Basis Risk CarryForward Amount each such Class not been reimbursed.

     The Excess Reserve Fund Account shall hold the Class OC-1 so long as the Class AF-1 Certificate is outstanding and shall deliver the OC-1 Certificate to the Holder of such Certificate once the Class AF-1 has been retired. The Excess Reserve Fund Account shall also hold the Class OC-2 Certificates so long as the Group 2 Certificates are outstanding and shall deliver the OC-2 Certificate to the Holder of such Certificate once the Group 2 Certificates have been retired. The Trustee shall account for the Excess Reserve Fund Account as an outside reserve fund withholding the meaning of Treasury regulation 1.860G-2(h) and not an asset of any REMIC created pursuant to this Agreement. The owners of the Excess Reserve Fund Account shall be the Holders of the Class OC-1 Certificates and the Class OC-2 Certificates for the period of time the Excess Reserve Fund holds both the Class OC-1 and Class OC-2 Certificates and the Holders of the OC-2 Certificates once the OC-1 Certificate is released from the Excess Reserve Fund Account. For all Federal tax purposes, amounts transferred by the Master REMIC to the Excess Reserve Fund Account shall be treated by the Trustee as paid to the Holder of the Class OC-1 and Class OC-2 Certificates.

     The Master Servicer shall, on any Distribution Date on which the amounts in the Excess Reserve Fund are insufficient to pay Basis Risk Carryforward Amounts in full (including any amounts deposited in such fund on such Distribution Date), advance to the Excess Reserve Fund an amount equal to the lesser of (a) the Basis Risk Carryforward Amount that would not otherwise be paid on such Distribution Date and (b) the amount of its Extra Master Servicing Fee for such Distribution Date with respect to the Group 1 Certificates and Group 2 Certificates if the Class AF-1 Certificates are still outstanding or, if the Class AF-1 Certificates are not outstanding, the Extra Master Servicing Fee with respect to the Group 2 Certificates. The "Extra Master Servicing Fee" with respect to a Loan Group is an amount calculated by multiplying the Extra Master Servicing Fee Rate by an amount equal to the excess of the Subordinated Amount over the Adjusted Subordinated Amount for such Loan Group. The "Extra Master Servicing Fee Rate" for a Loan Group is the weighted average Pass-Through Rate of the Certificates of such Loan Group (other than the Class OC-1 in the case of Loan Group 1 and the Class OC-2 in the case of Group 2 Certificates). Any such advance shall be repaid by such Excess Reserve Fund prior to making any Distribution to the Holder of the Class OC-1 or Class OC-2 Certificate, but only after all outstanding Basis Risk Carryforward Amount has been paid.

     Any amounts paid by the Trustee to the Class AF-1 Certificates or the Group 2 Certificates in respect of Basis Risk Carryforward Amounts (other than such amounts paid from advances of the Extra Master Servicing Fee) and reimbursements to the Master Servicer for advances of its Extra Master Servicing Fee shall be accounted for by the Trustee as amounts paid to the Holders of the Class OC-1 Certificates and the Class OC-2 Certificates. In addition, the Trustee shall account for the right of the holders of the Class AF-1 Certificates and the Group 2 Certificates to receive payments of Basis Risk Carryforward Amounts as contractual property rights the Trustee holds separate and apart from the such Certificates in a grantor trust within the meaning of subpart E of part 1 of subchapter J of chapter 1 of subtitle A of the Code and shall treat such rights as rights pursuant to a notional principal contract and otherwise comply with the requirement of Treasury regulation section 1.860G-2(i) for such rights to be treated as separate from the regular interests issued by the Master REMIC.

          Notwithstanding any provision contained in this Agreement, the Trustee shall not be required to make any payments from the Excess Reserve Fund Account except as expressly set forth in this Section 3.08(f).

          (g) The Trustee shall establish and maintain, on behalf of the Certificateholders, the Distribution Account. The Trustee shall, promptly upon receipt, deposit in the Distribution Account and retain therein the following:

               (i) the aggregate amount remitted by the Master Servicer to the Trustee pursuant to Section 3.11(a);

              (ii)  any amount deposited by the Master Servicer pursuant to
          Section 3.08(h) in connection with any losses on Permitted Investments; and

             (iii) any other amounts deposited hereunder which are required to be deposited in the Distribution Account.

          In the event that the Master Servicer shall remit any amount not required to be remitted, it may at any time direct the Trustee to withdraw such amount from the Distribution Account, any provision herein to the contrary notwithstanding. Such direction may be accomplished by delivering an Officer's Certificate to the Trustee which describes the amounts deposited in error in the Distribution Account. All funds deposited in the Distribution Account shall be held by the Trustee in trust for the Certificateholders until disbursed in accordance with this Agreement or withdrawn in accordance with Section 3.11. In no event shall the Trustee incur liability for withdrawals from the Distribution Account at the direction of the Master Servicer.

          (h) Each institution at which the Certificate Account or Distribution Account is maintained shall invest the funds therein as directed in writing by the Master Servicer in Permitted Investments, which shall mature not later than (i) in the case of the Certificate Account, the second Business Day next preceding the related Distribution Account Deposit Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than the Business Day next preceding such Distribution Account Deposit
Date) and (ii) in the case of the Distribution Account, the Business Day next preceding the Distribution Date (except that if such Permitted Investment is an obligation of the institution that maintains such account, then such Permitted Investment shall mature not later than such Distribution Date) and, in each case, shall not be sold or disposed of prior to its maturity. All such Permitted Investments shall be made in the name of the Trustee, for the benefit of the Certificateholders. All income and gain (net of any losses) realized from any such investment of funds on deposit in the Certificate Account or the Distribution Account shall be for the benefit of the Master Servicer as servicing compensation and shall be remitted to it monthly as provided herein. The amount of any realized losses in the Certificate Account or the Distribution Account incurred in any such account in respect of any such investments shall promptly be deposited by the Master Servicer in the Certificate Account or paid to the Trustee for deposit into the Distribution Account, as applicable. The Trustee in its fiduciary capacity shall not be liable for the amount of any loss incurred in respect of any investment or lack of investment of funds held in the Certificate Account or the Distribution Account and made in accordance with this Section 3.08.

          (i) The Master Servicer shall give notice to the Trustee, the Seller, each Rating Agency and the Depositor of any proposed change of the location of the Certificate Account not later than 30 days and not more than 45 days prior to any change thereof. The Trustee shall give notice to the Master Servicer, the Seller, each Rating Agency and the Depositor of any proposed change of the location of the Distribution Account not later than 30 days and not more than 45 days prior to any change thereof.

          SECTION 3.09.  Collection of Taxes, Assessments and Similar
                         --------------------------------------------
Items; Escrow Accounts.
----------------------

          (a) To the extent required by the related Mortgage Note and not violative of current law, the Master Servicer shall cause each Servicer to establish and maintain one or more accounts (each, an "Escrow Account") and deposit and retain therein all collections from the Mortgagors (or advances by the Servicer) for the payment of taxes, assessments, hazard insurance premiums or comparable items for the account of the Mortgagors. Nothing herein shall require the Master Servicer or any Servicer to compel a Mortgagor to establish an Escrow Account in violation of applicable law.

          (b) Withdrawals of amounts so collected from the Escrow Accounts may be made only to effect timely payment of taxes, assessments, hazard insurance premiums, condominium or PUD association dues, or comparable items, to reimburse the Master Servicer or the related Servicer out of related collections for any payments made pursuant to Sections 3.12 (with respect to taxes and assessments and insurance premiums) and 3.13 (with respect to hazard insurance), to refund to any Mortgagors any sums determined to be overages, to pay interest, if required by law or the terms of the related Mortgage or Mortgage Note, to Mortgagors on balances in the Escrow Account or to clear and terminate the Escrow Account at the termination of this Agreement in accordance with Section 9.01. The Escrow Accounts shall not be a part of the Trust Fund.

          (c)  The Master Servicer shall advance any payments referred to in
Section 3.09(a) that are not timely paid by the Mortgagors or advanced by the Servicers on the date when the tax, premium or other cost for which such payment is intended is due, but the Master Servicer shall be required so to advance only to the extent that such advances, in the good faith judgment of the Master Servicer, will be recoverable by the Master Servicer out of Insurance Proceeds, Liquidation Proceeds or otherwise.

          SECTION 3.10.  Access to Certain Documentation and Information
                         -----------------------------------------------
Regarding the Mortgage Loans.
----------------------------

          The Master Servicer shall afford, or shall cause the Servicers to afford, the Depositor and the Trustee reasonable access to all records and documentation regarding the Mortgage Loans and all accounts, insurance information and other matters relating to this Agreement, such access being afforded without charge, but only upon reasonable request and during normal business hours at the office designated by the Master Servicer.

          Upon reasonable advance notice in writing, the Master Servicer will provide, or will cause the Servicers to provide, to each Certificateholder which is a savings and loan association, bank or insurance company certain reports and reasonable access to information and documentation regarding the Mortgage Loans sufficient to permit such Certificateholder to comply with applicable regulations of the OTS or other regulatory authorities with respect to investment in the Certificates; provided that the Master Servicer
and any Servicer shall be                  --------
entitled to be reimbursed by each such Certificateholder for actual expenses incurred by the Master Servicer or such Servicer in providing such reports and access.

          SECTION 3.11.  Permitted Withdrawals from the Certificate
                         ------------------------------------------
Account, the Distribution Account and the Excess Reserve Fund Account.
---------------------------------------------------------------------

          (a) The Master Servicer may from time to time make withdrawals from the Certificate Account for the following purposes:

               (i) to pay to the Master Servicer the servicing compensation to which it is entitled pursuant to Section 3.17, and to pay to the Master Servicer, as additional master servicing compensation, earnings on or investment income with respect to funds in or credited to the Certificate Account;

              (ii) to reimburse the Master Servicer for unreimbursed Advances made by it, such right of reimbursement pursuant to this subclause (ii) being limited to amounts received on the Mortgage Loan(s) in respect of which any such Advance was made;

             (iii) to reimburse the Master Servicer for any Nonrecoverable Advance previously made;

              (iv) to reimburse the Master Servicer for Insured Expenses from the related Insurance Proceeds;

               (v) to reimburse the Master Servicer for (a) unreimbursed Servicing Advances, the Master Servicer's right to reimbursement pursuant to this clause (a) with respect to any Mortgage Loan being limited to amounts received on such Mortgage Loan(s) which represent late recoveries of the payments for which such advances were made pursuant to Section 3.01 or Section 3.09 and (b) for unpaid Master Servicing Fees as provided in Section 3.14;

              (vi) to pay to the purchaser, with respect to each Mortgage Loan or property acquired in respect thereof that has been purchased pursuant to Section 2.02, 2.03 or 3.14, all amounts received thereon after the date of such purchase;

             (vii) to reimburse the Seller, the Master Servicer or the Depositor for expenses incurred by any of them and reimbursable pursuant to Section 6.03;

            (viii) to withdraw any amount deposited in the Certificate Account and not required to be deposited therein;

              (ix) on or prior to the Distribution Account Deposit Date, to withdraw an amount equal to the related Available Funds and the Trustee Fee for such Distribution Date, to the extent on deposit, and remit such amount to the Trustee for deposit in the Distri-bution Account; and

               (x) to clear and terminate the Certificate Account upon termination of this Agreement pursuant to Section 9.01.

          The Master Servicer shall keep and maintain separate accounting, on a Mortgage Loan by Mortgage Loan basis, for the purpose of justifying any withdrawal from the Certificate Account pursuant to such subclauses (i),
(ii), (iv), (v) and (vi). Prior to making any withdrawal from the Certificate Account pursuant to subclause (iii), the Master Servicer shall deliver to the Trustee an Officer's Certificate of a Servicing Officer indicating the amount of any previous Advance determined by the Master Servicer to be a Nonrecoverable Advance and identifying the related Mortgage Loan(s) and their respective portions of such Nonrecoverable Advance.

          (b) The Trustee shall withdraw funds from the Distribution Account for distributions to Certificateholders in the manner specified in this Agreement (and to withhold from the amounts so withdrawn the amount of any taxes that it is authorized to withhold pursuant to the last paragraph of
Section 8.11). In addition, the Trustee may from time to time make withdrawals from the Distribution Account for the following purposes:

               (i) to pay to itself the Trustee Fee for the related Distribution Date;

              (ii) to pay to the Master Servicer as additional servicing compensation earnings on or investment income with respect to funds in the Distribution Account;

             (iii) to withdraw and return to the Master Servicer any amount deposited in the Distribution Account and not required to be deposited therein; and

              (iv) to clear and terminate the Distribution Account upon termination of the Agreement pursuant to Section 9.01.

          (c) On each Distribution Date, the Trustee shall make withdrawals from the Excess Reserve Fund Account for deposit in the Distribution Account an amount equal to the amount required pursuant to Section 3.08(f) above. On the earlier of (i) the Distribution Date on which all of the Adjustable Rate Certificates are reduced to zero and (ii) the termination of this Agreement pursuant to Section 9.01, any amount remaining on deposit in the Excess Reserve Fund Account after giving effect to the requirements of the preceding sentence shall be withdrawn by the Trustee and paid to the Class OC Certificateholders in proportion to the amount previously contributed by each of the Class OC-1 and Class OC-2 Certificates into the Excess Reserve Fund Account.

          SECTION 3.12.  Maintenance of Hazard Insurance; Maintenance of
                         -----------------------------------------------
Primary Insurance Policies.
--------------------------

          (a) The Master Servicer shall cause to be maintained, for each Mortgage Loan, hazard insurance with extended coverage in an amount that is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (y) the outstanding principal balance of the Mortgage Loan and (z) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. Each such policy of standard hazard insurance shall contain, or have an accompanying endorsement that contains, a standard mortgagee clause. To the extent it may do so without breaching the related Servicing Agreement, the Master Servicer shall replace any Servicer that does not cause such insurance, to the extent it is available, to be maintained. Any amounts collected by the Master Servicer under any such policies (other than the amounts to be applied to the restoration or repair of the related Mortgaged Property or amounts released to the Mortgagor in accordance with the Master Servicer's normal servicing procedures) shall be deposited in the Certificate Account or the related Servicing Account, as applicable. Any cost incurred by the Master Servicer or any Servicer in maintaining any such insurance shall not, for the purpose of calculating monthly distributions to the Certificateholders or remittances to the Trustee for their benefit, be added to the principal balance of the Mortgage Loan, notwithstanding that the terms of the Mortgage Loan so permit. Such costs shall be recoverable by the Master Servicer out of late payments by the related Mortgagor or out of Liquidation Proceeds to the extent permitted by Section 3.11. It is understood and agreed that no earthquake or other additional insurance is to be required of any Mortgagor or maintained on property acquired in respect of a Mortgage other than pursuant to such applicable laws and regulations as shall at any time be in force and as shall require such additional insurance. If the Mortgaged Property is located at the time of origination of the Mortgage Loan in a federally designated special flood hazard area and such area is participating in the national flood insurance program, the Master Servicer shall cause flood insurance to be maintained with respect to such Mortgage Loan. Such flood insurance shall be in an amount equal to the least of (i) the original principal balance of the related Mortgage Loan, (ii) the replacement value of the improvements which are part of such Mortgaged Property, and (iii) the maximum amount of such insurance available for the related Mortgaged Property under the national flood insurance program.

          In the event that the Master Servicer shall obtain and maintain a blanket policy insuring against hazard losses on all of the Mortgage Loans, it shall conclusively be deemed to have satisfied its obligations as set forth in the first sentence of this Section 3.12, it being understood and agreed that such policy may contain a deductible clause on terms substantially equivalent to those commercially available and maintained by comparable servicers. If such policy contains a deductible clause, the Master Servicer shall, in the event that there shall not have been maintained on the related Mortgaged Property a policy complying with the first sentence of this Section 3.12, and there shall have been a loss that would have been covered by such policy, deposit in the Certificate Account the amount not otherwise payable under the blanket policy because of such deductible clause. In connection with its activities as Master Servicer of the Mortgage Loans, the Master Servicer agrees to present, on behalf of itself, the Depositor, and the Trustee for the benefit of the Certificateholders, claims under any such blanket policy.

          (b) The Master Servicer shall not take, or permit any Servicer to take, any action which would result in non-coverage under any applicable Primary Insurance Policy of any loss which, but for the actions of the Master Servicer or any Servicer, would have been covered thereunder. The Master Servicer shall not cancel or refuse to renew any such Primary Insurance Policy that is in effect at the date of the initial issuance of the Certif-icates and is required to be kept in force hereunder unless the replacement Primary Insurance Policy for such canceled or non-renewed policy is maintained with a Qualified Insurer. The Master Servicer shall not be required to maintain any Primary Insurance Policy (i) with respect to any Mortgage Loan with a Loan-to-Value Ratio less than or equal to 80% as of any date of determination or, based on a new appraisal, the principal balance of such Mortgage Loan represents 80% or less of the new Appraised Value or (ii) if maintaining such Primary Insurance Policy is prohibited by applicable law. The Master Servicer agrees to effect the timely payment of the premiums on each Primary Insurance Policy, and such costs not otherwise recoverable shall be recoverable by the Master Servicer from the related liquidation proceeds.

          In connection with its activities as Master Servicer of the Mortgage Loans, the Master Servicer agrees to present, or cause the related Servicer to present, on behalf of itself, the Trustee and the Certificateholders, claims to the insurer under any Primary Insurance Policies and, in this regard, to take such reasonable action as shall be necessary to permit recovery under any Primary Insurance Policies respecting defaulted Mortgage Loans. Any amounts collected by a Servicer or the Master Servicer under any Primary Insurance Policies shall be deposited in the Servicing Account, the Collection Account or the Certificate Account, as applicable.

          SECTION 3.13.  Enforcement of Due-On-Sale Clauses; Assumption
                         ----------------------------------------------
Agreements.
----------

          (a) Except as otherwise provided in this Section 3.13, when any property subject to a Mortgage has been conveyed by the Mortgagor, the Master Servicer or the related Servicer shall to the extent that it has knowledge of such conveyance, enforce any due-on-sale clause contained in any Mortgage Note or Mortgage, to the extent permitted under applicable law and governmental regulations, but only to the extent that such enforcement will not adversely affect or jeopardize coverage under any Required Insurance Policy. Notwithstanding the foregoing, neither the Master Servicer nor the related Servicer is required to exercise such rights with respect to a Mortgage Loan if the Person to whom the related Mortgaged Property has been conveyed or is proposed to be conveyed satisfies the terms and conditions contained in the Mortgage Note and Mortgage related thereto and the consent of the mortgagee under such Mortgage Note or Mortgage is not otherwise so required under such Mortgage Note or Mortgage as a condition to such transfer. In the event that (i) the Master Servicer or the related Servicer is prohibited by law from enforcing any such due-on-sale clause, (ii) coverage under any Required Insurance Policy would be adversely affected,
(iii) the Mortgage Note does not include a due-on-sale clause or (iv) nonenforcement is otherwise permitted hereunder, the Master Servicer is authorized, subject to Section 3.13(b), to take or enter into an assumption and modification agreement from or with the person to whom such property has been or is about to be conveyed, pursuant to which such person becomes liable under the Mortgage Note and, unless prohibited by applicable state law, the Mortgagor remains liable thereon, provided that the Mortgage Loan shall
                                  --------
continue to be covered (if so covered before the Master Servicer enters such agreement) by the applicable Required Insurance Policies. The Master Servicer, subject to Section 3.13(b), is also authorized with the prior approval of the insurers under any Required Insurance Policies to enter into a substitution of liability agreement with such Person, pursuant to which the original Mortgagor is released from liability and such Person is substituted as Mortgagor and becomes liable under the Mortgage Note. Notwithstanding the foregoing, the Master Servicer shall not be deemed to be in default under this Section 3.13 by reason of any transfer or assumption which the Master Servicer reasonably believes it is restricted by law from preventing, for any reason whatsoever.

          (b) Subject to the Master Servicer's duty to enforce any due-on-sale clause to the extent set forth in Section 3.13(a), in any case in which a Mortgaged Property has been conveyed to a Person by a Mortgagor, and such Person is to enter into an assumption agreement or modification agreement or supplement to the Mortgage Note or Mortgage that requires the signature of the Trustee, or if an instrument of release signed by the Trustee is required releasing the Mortgagor from liability on the Mortgage Loan, the Master Servicer shall prepare and deliver or cause to be prepared and delivered to the Trustee for signature and shall direct, in writing, the Trustee to execute the assumption agreement with the Person to whom the Mortgaged Property is to be conveyed and such modification agreement or supplement to the Mortgage Note or Mortgage or other instruments as are reasonable or necessary to carry out the terms of the Mortgage Note or Mortgage or otherwise to comply with any applicable laws regarding assumptions or the transfer of the Mortgaged Property to such Person. In connection with any such assumption, no material term of the Mortgage Note may be changed. In addition, the substitute Mortgagor and the Mortgaged Property must be acceptable to the Master Servicer in accordance with its underwriting standards as then in effect. Together with each such substitution, assumption or other agreement or instrument delivered to the Trustee for execution by it, the Master Servicer shall deliver an Officer's Certificate signed by a Servicing Officer stating that the requirements of this subsection have been met in connection therewith. The Master Servicer shall notify, or cause the related Servicer to notify, the Trustee that any such substitution or assumption agreement has been completed by forwarding to the Trustee the original of such substitution or assumption agreement, which in the case of the original shall be added to the related Mortgage File and shall, for all purposes, be considered a part of such Mortgage File to the same extent as all other documents and instruments constituting a part thereof. Any fee collected by the Master Servicer or any Servicer for entering into an assumption or substitution of liability agreement will be retained by the Master Servicer as additional master servicing compensation.

          SECTION 3.14.  Realization Upon Defaulted Mortgage Loans;
                         ------------------------------------------
Repurchase of Certain Mortgage Loans.
------------------------------------

          The Master Servicer shall use reasonable efforts to foreclose upon or otherwise comparably convert the ownership of properties securing such of the Mortgage Loans as come into and continue in default and as to which no satisfactory arrangements can be made for collection of delinquent payments. In connection with such foreclosure or other conversion, the Master Servicer shall follow such practices and procedures as it shall deem necessary or advisable, as shall be normal and usual in its general mortgage servicing activities and as shall meet the requirements of the insurer under any Required Insurance Policy. Notwithstanding the foregoing, the Master Servicer shall not be required to expend its own funds in connection with any foreclosure or towards the restoration of any property unless it shall determine (i) that such restoration and/or foreclosure will increase the proceeds of liquidation of the Mortgage Loan after reimbursement to itself of such expenses and (ii) that such expenses will be recoverable to it through Liquidation Proceeds (respecting which it shall have priority for purposes of withdrawals from the Certificate Account). The Master Servicer shall be responsible for all other costs and expenses incurred by it in any such proceedings; provided, however, that it shall be entitled to reimbursement
             --------  -------
thereof from the liquidation proceeds with respect to the related Mortgaged Property, as provided in the definition of Liquidation Proceeds. If the Master Servicer has knowledge that a Mortgaged Property which the Master Servicer is contemplating acquiring in foreclosure or by deed in lieu of foreclosure is located within a 1 mile radius of any site listed in the Expenditure Plan for the Hazardous Substance Clean Up Bond Act of 1984 or other site with environmental or hazardous waste risks known to the Master Servicer, the Master Servicer will, prior to acquiring the Mortgaged Property, consider such risks and only take action in accordance with its established environmental review procedures.

          With respect to any REO Property, the deed or certificate of sale shall be taken in the name of the Trustee for the benefit of the Certificate-holders, or its nominee, on behalf of the Certificateholders. The Trustee's name shall be placed on the title to such REO Property solely as the Trustee hereunder and not in its individual capacity. The Master Servicer shall ensure that the title to such REO Property references the Pooling and Servicing Agreement and the Trustee's capacity hereunder. Pursuant to its efforts to sell such REO Property, the Master Servicer shall either itself or through an agent selected by the Master Servicer protect and conserve such REO Property in the same manner and to such extent as is customary in the locality where such REO Property is located and may, incident to its conservation and protection of the interests of the Certificateholders, rent the same, or any part thereof, as the Master Servicer deems to be in the best interest of the Certificateholders for the period prior to the sale of such REO Property. The Master Servicer shall prepare for and deliver to the Trustee a statement with respect to each REO Property that has been rented showing the aggregate rental income received and all expenses incurred in connection with the management and maintenance of such REO Property at such times as is necessary to enable the Trustee to comply with the reporting requirements of the REMIC Provisions. The net monthly rental income, if any, from such REO Property shall be deposited in the Certificate Account no later than the close of business on each Determination Date. The Master Servicer shall perform the tax reporting and withholding required by Sections 1445 and 6050J of the Code with respect to foreclosures and abandonments, the tax reporting required by Section 6050H of the Code with respect to the receipt of mortgage interest from individuals and, if required by Section 6050P of the Code with respect to the cancellation of indebtedness by certain financial entities, by preparing such tax and information returns as may be required, in the form required, and delivering the same to the Trustee for filing.

          In the event that the Trust Fund acquires any Mortgaged Property as aforesaid or otherwise in connection with a default or imminent default on a Mortgage Loan, the Master Servicer shall dispose of such Mortgaged Property prior to two years after its acquisition by the Trust Fund unless the Trustee shall have been supplied with an Opinion of Counsel to the effect that the holding by the Trust Fund of such Mortgaged Property subsequent to such two-year period will not result in the imposition of taxes on "prohibited transactions" on any REMIC as defined in section 860F of the Code or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding, in which case the Trust Fund may continue to hold such Mortgaged Property (subject to any conditions contained in such Opinion of Counsel). Notwithstanding any other provision of this Agreement, no Mortgaged Property acquired by the Trust Fund shall be rented (or allowed to continue to be rented) or otherwise used for the production of income by or on behalf of the Trust Fund in such a manner or pursuant to any terms that would (i) cause such Mortgaged Property to fail to qualify as "foreclosure property" within the meaning of Section 860G(a)(8) of the Code or (ii) subject any REMIC to the imposition of any federal, state or local income taxes on the income earned from such Mortgaged Property under Section 860G(c) of the Code or otherwise, unless the Master Servicer has agreed to indemnify and hold harmless the Trust Fund with respect to the imposition of any such taxes.

          The decision of the Master Servicer to foreclose on a defaulted Mortgage Loan shall be subject to a determination by the Master Servicer that the proceeds of such foreclosure would exceed the costs and expenses of bringing such a proceeding. The income earned from the management of any REO Properties, net of reimbursement to the Master Servicer for expenses incurred (including any property or other taxes) in connection with such management and net of unreimbursed Master Servicing Fees, Servicing Fees, Advances, Servicer Advances and Servicing Advances, shall be applied to the payment of principal of and interest on the related defaulted Mortgage Loans (with interest accruing as though such Mortgage Loans were still current and adjustments, if applicable, to the Mortgage Rate were being made in accordance with the terms of the Mortgage Note) and all such income shall be deemed, for all purposes in this Agreement, to be payments on account of principal and interest on the related Mortgage Notes and shall be deposited into the Certificate Account. To the extent the net income received during any calendar month is in excess of the amount attributable to amortizing principal and accrued interest at the related Mortgage Rate on the related Mortgage Loan for such calendar month, such excess shall be considered to be a partial prepayment of principal of the related Mortgage Loan.

          The proceeds from any liquidation of a Mortgage Loan, as well as any income from an REO Property, will be applied in the following order of priority: first, to reimburse the Master Servicer or the related Servicer for any related unreimbursed Servicing Advances, Master Servicing Fees and Servicing Fees, as applicable; second, to reimburse the Master Servicer or the related Servicer for any unreimbursed Advances or Servicer Advances, as applicable, and to reimburse the Certificate Account for any Nonrecoverable Advances (or portions thereof) that were previously withdrawn by the Master Servicer pursuant to Section 3.11(a)(iii) that related to such Mortgage Loan; third, to accrued and unpaid interest (to the extent no Advance or Servicer Advance has been made for such amount or any such Advance or Servicer Advance has been reimbursed) on the Mortgage Loan or related REO Property, at the Net Mortgage Rate through the Remittance Period preceding the Distribution Date on which such amounts are required to be distributed; and fourth, as a recovery of principal of the Mortgage Loan. Excess Proceeds, if any, from the liquidation of a Liquidated Mortgage Loan will be retained by the Master Servicer as additional servicing compensation pursuant to Section 3.17.

          The Master Servicer, in its sole discretion, shall have the right to purchase for its own account from the Trust Fund any Mortgage Loan which is 91 days or more delinquent at a price equal to the Purchase Price. The Purchase Price for any Mortgage Loan purchased hereunder shall be deposited in the Certificate Account and the Trustee, upon receipt of a certificate from the Master Servicer in the form of Exhibit N hereto, shall release or cause to be released to the purchaser of such Mortgage Loan the related Mortgage File and shall execute and deliver such instruments of transfer or assignment prepared by the purchaser of such Mortgage Loan, in each case without recourse, as shall be necessary to vest in the purchaser of such Mortgage Loan any Mortgage Loan released pursuant hereto and the purchaser of such Mortgage Loan shall succeed to all the Trustee's right, title and interest in and to such Mortgage Loan and all security and documents related thereto. Such assignment shall be an assignment outright and not for security. The purchaser of such Mortgage Loan shall thereupon own such Mortgage Loan, and all security and documents, free of any further obligation to the Trustee or the Certificateholders with respect thereto.

          SECTION 3.15.  Trustee to Cooperate; Release of Mortgage Files.
                         -----------------------------------------------

          Upon the payment in full of any Mortgage Loan, or the receipt by the Master Servicer of a notification that payment in full will be escrowed in a manner customary for such purposes, the Master Servicer will immediately notify the Trustee by delivering, or causing to be delivered, a "Request for Release" substantially in the form of Exhibit N. Upon receipt of such request, the Trustee shall promptly release the related Mortgage File to the Master Servicer, and the Trustee shall at the Master Servicer's direction execute and deliver to the Master Servicer the request for reconveyance, deed of reconveyance or release or satisfaction of mortgage or such instrument releasing the lien of the Mortgage in each case provided by the Master Servicer, together with the Mortgage Note with written evidence of cancella-tion thereon. Expenses incurred in connection with any instrument of satisfaction or deed of reconveyance shall be chargeable to the related Mortgagor. From time to time and as shall be appropriate for the servicing or foreclosure of any Mortgage Loan, including for such purpose collection under any policy of flood insurance, any fidelity bond or errors or omissions policy, or for the purposes of effecting a partial release of any Mortgaged Property from the lien of the Mortgage or the making of any corrections to the Mortgage Note or the Mortgage or any of the other documents included in the Mortgage File, the Trustee shall, upon delivery to the Trustee of a Request for Release in the form of Exhibit M signed by a Servicing Officer, release the Mortgage File to the Master Servicer or, at the Master Servicer's direction, to the related Servicer. Subject to the further limitations set forth below, the Master Servicer shall cause the Mortgage File or documents so released to be returned to the Trustee when the need therefor by the Master Servicer no longer exists, unless the Mortgage Loan is liquidated and the proceeds thereof are deposited in the Certificate Account, in which case the Master Servicer shall deliver to the Trustee a Request for Release in the form of Exhibit N, signed by a Servicing Officer.

          If the Master Servicer at any time seeks to initiate a foreclosure proceeding in respect of any Mortgaged Property as authorized by this Agreement, the Master Servicer shall deliver or cause to be delivered to the Trustee, for signature, as appropriate, any court pleadings, requests for trustee's sale or other documents necessary to effectuate such foreclosure or any legal action brought to obtain judgment against the Mortgagor on the Mortgage Note or the Mortgage or to obtain a deficiency judgment or to enforce any other remedies or rights provided by the Mortgage Note or the Mortgage or otherwise available at law or in equity.

          SECTION 3.16.  Documents, Records and Funds in Possession of the
                         -------------------------------------------------
Master Servicer to be Held for the Trustee.
------------------------------------------

          Notwithstanding any other provisions of this Agreement, the Master Servicer shall transmit to the Trustee as required by this Agreement all documents and instruments in respect of a Mortgage Loan coming into the possession of the Master Servicer from time to time and shall account fully to the Trustee for any funds received by the Master Servicer or which otherwise are collected by the Master Servicer as Liquidation Proceeds or Insurance Proceeds in respect of any Mortgage Loan. All Mortgage Files and funds collected or held by, or under the control of, the Master Servicer in respect of any Mortgage Loans, whether from the collection of principal and interest payments or from Liquidation Proceeds, including but not limited to, any funds on deposit in the Certificate Account, shall be held by the Master Servicer for and on behalf of the Trustee and shall be and remain the sole and exclusive property of the Trustee, subject to the applicable provisions of this Agreement. The Master Servicer also agrees that it shall not create, incur or subject any Mortgage File or any funds that are deposited in the Certificate Account, Distribution Account or any Escrow Account or Servicing Account, or any funds that otherwise are or may become due or payable to the Trustee for the benefit of the Certificateholders, to any claim, lien, security interest, judgment, levy, writ of attachment or other encumbrance, or assert by legal action or otherwise any claim or right of setoff against any Mortgage File or any funds collected on, or in connection with, a Mortgage Loan, except, however, that the Master Servicer shall be entitled to set off against and deduct from any such funds any amounts that are properly due and payable to the Master Servicer under this Agreement.

          SECTION 3.17.  Servicing Compensation.
                         ----------------------

          As compensation for its activities hereunder, the Master Servicer shall be entitled out of each payment of interest on a Mortgage Loan (or portion thereof) included in the Trust Fund to retain or withdraw from the Certificate Account an amount equal to the Master Servicing Fee for such Distribution Date.

          Additional master servicing compensation in the form of Excess Proceeds, Extra Master Servicing Fees, prepayment penalties, assumption fees, late payment charges and all income and gain net of any losses realized from Permitted Investments shall be retained by the Master Servicer to the extent not required to be deposited in the Certificate Account pursuant to Section
3.08. The Master Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities hereunder (including payment of any premiums for hazard insurance and any Primary Insurance Policy and maintenance of the other forms of insurance coverage required by this Agreement) and shall not be entitled to reimbursement therefor except as specifically provided in this Agreement.

          Additional servicing compensation in the form of prepayment penalties, assumption fees and late payment charges shall be retained by the Servicers to the extent not required to be deposited in the Servicing Accounts pursuant to the related Servicing Agreement. Each Servicer shall be required to pay all expenses incurred by it in connection with its servicing activities under its Servicing Agreement (including payment of any premium for hazard insurance and any Primary Insurance Policy and maintenance of the other forms of insurance coverage required by this Agreement and its Servicing Agreement) and shall not be entitled to reimbursement therefor except as specifically provided in its Servicing Agreement and not inconsistent with this Agreement.

          In the event of any Prepayment Interest Shortfall, the aggregate Master Servicing Fee for such Distribution Date shall be reduced (but not below zero) by an amount equal to the Compensating Interest.

          SECTION 3.18.  Access to Certain Documentation.
                         -------------------------------

          The Master Servicer shall provide to the OTS and the FDIC and to comparable regulatory authorities supervising Holders of Subordinated Certificates and the examiners and supervisory agents of the OTS, the FDIC and such other authorities, access to the documentation regarding the Mortgage Loans required by applicable regulations of the OTS and the FDIC. Such access shall be afforded without charge, but only upon reasonable and prior written request and during normal business hours at the offices designated by the Master Servicer. Nothing in this Section 3.18 shall limit the obligation of the Master Servicer to observe any applicable law prohibiting disclosure of information regarding the Mortgagors and the failure of the Master Servicer or any Servicer to provide access as provided in this Section 3.18 as a result of such obligation shall not constitute a breach of this Section 3.18.

          SECTION 3.19.  Annual Statement as to Compliance.
                         ---------------------------------

          The Master Servicer shall deliver to the Depositor and the Trustee on or before 120 days after the end of the Master Servicer's fiscal year, commencing with its 1998 fiscal year, an Officer's Certificate stating, as to the signer thereof, that (i) a review of the activities of the Master Servicer during the preceding calendar year and of the performance of the Master Servicer under this Agreement has been made under such officer's supervision, (ii) to the best of such officer's knowledge, based on such review, the Master Servicer has fulfilled all its obligations under this Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof and (iii) to the best of such officer's knowledge, each Servicer has fulfilled all its obligations under its Servicing Agreement throughout such year, or, if there has been a default in the fulfillment of any such obligation, specifying each such default known to such officer and the nature and status thereof. The Trustee shall forward a copy of each such statement to each Rating Agency.

          SECTION 3.20.  Annual Independent Public Accountants' Servicing
                         ------------------------------------------------
Statement; Financial Statements.
-------------------------------

          On or before 120 days after the end of the Master Servicer's fiscal year, commencing with its 1998 fiscal year, the Master Servicer at its expense shall cause a nationally or regionally recognized firm of independent public accountants (who may also render other services to the Servicer, the Seller or any affiliate thereof) which is a member of the American Institute of Certified Public Accountants to furnish a statement to the Trustee and the Depositor to the effect that such firm has examined certain documents and records relating to the servicing of the Mortgage Loans under this Agreement or of mortgage loans under pooling and servicing agreements substantially similar to this Agreement (such statement to have attached thereto a schedule setting forth the pooling and servicing agreements covered thereby) and that, on the basis of such examination, conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC, such servicing has been conducted in compliance with such pooling and servicing agreements except for such significant exceptions or errors in records that, in the opinion of such firm, the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC requires it to report. In rendering such statement, such firm may rely, as to matters relating to direct servicing of mortgage loans by Subservicers, upon comparable statements for examinations conducted substantially in compliance with the Uniform Single Attestation Program for Mortgage Bankers or the Audit Program for Mortgages serviced for FNMA and FHLMC (rendered within one year of such statement) of independent public accountants with respect to the related Subservicer. Copies of such statement shall be provided by the Trustee to any Certificateholder upon request at the Master Servicer's expense, provided that such statement is
         --------
delivered by the Master Servicer to the Trustee.

          SECTION 3.21.  Errors and Omissions Insurance; Fidelity Bonds.
                         ----------------------------------------------

          The Master Servicer shall obtain and maintain in force, and shall cause each Servicer to obtain and maintain in force, (a) a policy or policies of insurance covering errors and omissions in the performance of its obligations as Master Servicer hereunder or as Servicer under its Servicing Agreement, as the case may be, and (b) a fidelity bond in respect of its officers, employees and agents. Each such policy or policies and bond shall, together, comply with the requirements from time to time of FNMA or FHLMC for persons performing servicing for mortgage loans purchased by FNMA or FHLMC. In the event that any such policy or bond ceases to be in effect, the Master Servicer shall obtain a comparable replacement policy or bond from an insurer or issuer meeting the requirements set forth above as of the date of such replacement.

                                 ARTICLE IV

                              DISTRIBUTIONS AND
                       ADVANCES BY THE MASTER SERVICER


          SECTION 4.01.  Advances.
                         --------

          The Master Servicer shall determine on or before each Master Servicer Advance Date whether it is required to make an Advance pursuant to the definition thereof. If the Master Servicer determines it is required to make an Advance, it shall, on or before the Master Servicer Advance Date, either (i) deposit into the Certificate Account an amount equal to the Advance or (ii) make an appropriate entry in its records relating to the Certificate Account that any Amount Held for Future Distribution has been used by the Master Servicer in discharge of its obligation to make any such Advance. Any funds so applied shall be replaced by the Master Servicer by deposit in the Certificate Account no later than the close of business on the next Master Servicer Advance Date. The Master Servicer shall be entitled to be reimbursed from the Certificate Account for all Advances of its own funds made pursuant to this Section 4.01 as provided in Section 3.11. The obligation to make Advances with respect to any Mortgage Loan shall continue if such Mortgage Loan has been foreclosed or otherwise terminated and the related Mortgaged Property has not been liquidated. The Master Servicer shall inform the Trustee of the amount of the Advance to be made on each Master Servicer Advance Date no later than the second Business Day before the related Distribution Date.

          The Master Servicer shall deliver to the Trustee on the related Master Servicer Advance Date an Officer's Certificate of a Servicing Officer indicating the amount of any proposed Advance determined by the Master Servicer to be a Nonrecoverable Advance.

          SECTION 4.02.  Priorities of Distribution.
                         --------------------------

          On each Distribution Date, the Trustee, by treating such amounts as paid with respect to regular interests from Tier One REMIC to Tier Two REMIC, Tier Two REMIC to Tier Three REMIC, Tier Three REMIC to Tier Four REMIC, Tier Four REMIC to Tier Five REMIC and Tier Five REMIC to the Master REMIC and then will make the disbursements and transfers from amounts then on deposit in the Distribution Account in the following order of priority for each Certificate Group and, in each case, to the extent of the related Available Funds remaining:

          (i) to the holders of each Class of Certificates in the following order or priority:

          (a) to the Class R Certificates and each Class of Class A Certificates for the related Certificate Group, the aggregate of the related Class Optimal Interest Distribution Amount and any Unpaid Interest Amounts for such Classes, pro rata for such Certificate Group, based on the amount of interest which each such Class is entitled to receive on such Distribution Date;

          (b) to the Class M-1 Certificates of such Certificate Group, the Class Optimal Interest Distribution Amount for such Class on such Distribution Date;

          (c) to the Class M-2 Certificates of such Certificate Group, the Class Optimal Interest Distribution Amount for such Class on such Distribution Date;

          (d) to the Class B Certificates of such Certificate Group, the Class Optimal Interest Distribution Amount for such Class on such Distribution Date;

     (ii) A. with respect to each Certificate Group on each Distribution Date
(a) before the related Stepdown Date or (b) with respect to which a Trigger Event is in effect, to the holders of the related Class or Classes of Offered Certificates then entitled to distributions of principal as set forth below, an amount equal to the related Principal Distribution Amount in the following order or priority:

          (x) to the Class R Certificates from the Principal Distribution Amount distributable to the Group 1 Certificates, until the Class Certificate Balance thereof is reduced to zero;

          (y) to the Class A Certificates of the Certificate Group related to such Loan Group, the related Class A Principal Distribution Amount for such Certificate Group; provided, that the Class A Principal Distribution Amount for the Group 1 Certificates is required to be distributed as follows: first the Class AF-5 Distribution Amount to the Class AF-5 Certificates, and then the remaining related Class A Principal Distribution Amount thereof shall be paid sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AF-5 Certificates, in that order, until the respective Class Certificate Balances thereof have been reduced to zero; provided, however, that on any Distribution Date on which the aggregate Class Certificate Balances of the Class A Certificates for the Group 1 Certificates are equal to or greater than the aggregate Stated Principal balances of the Mortgage Loans in Loan Group 1, the Class A Principal Distribution Amount for the Group 1 Certificates shall be distributed pro rata and not sequentially;

          B. on each Distribution Date (a) on and after the Stepdown Date and (b) as long as a Trigger Event is not in effect, to the holders of the related Class or Classes of Offered Certificates then entitled to distribution of principal an amount equal to, in the aggregate, the related Principal Distribution Amount in the following amounts and order of priority:

          (a) the lesser of (x) the Principal Distribution Amount and (y) the Class A Principal Distribution Amount, in the following order of priority:

          (1) to the Class R Certificates from the Principal Distribution Amount distributable to the Group 1 Certificates, until the Class Certificate Balance thereof is reduced to zero;

          (2) to the Class A Certificates of the Certificate Group related to such Loan Group, the related Class A Principal Distribution Amount for such Certificate Group; provided, that the Class A Principal Distribution Amount for the Group 1 Certificates is required to be distributed as follows: first the Class AF-5 Distribution Amount to the Class AF-5 Certificates, and then the remaining related Class A Principal Distribution Amount thereof shall be paid sequentially to the Class AF-1, Class AF-2, Class AF-3, Class AF-4 and Class AF-5 Certificates, in that order, until the respective Class Certificate Balances thereof have been reduced to zero; provided, however, that on any Distribution Date on which the aggregate Class Certificate Balances of the Class A Certificates for the Group 1 Certificates are equal to or greater than the aggregate Stated Principal Balances of the Mortgage Loans in Loan Group 1, the Class A Principal Distribution Amount for the Group 1 Certificates shall be distributed pro rata and not sequentially;

          (b) the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class R and Class A Certificateholders in clause (ii) B. (a) above and (y) the Class M-1 Principal Distribution Amount to the Class M-1 Certificateholders, until the Class Certificate Balance thereof has been reduced to zero;

          (c) the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class A Certificateholders in clause (ii) B. (a) above and to the Class M-1 Certificates in clause (ii) B. (b) above and (y) the Class M-2 Principal Distribution Amount to the Class M-2 Certificateholders, until the Class Certificate Balance thereof has been reduced to zero;

          (d) the lesser of (x) the excess of (i) the Principal Distribution Amount over (ii) the amount distributed to the Class R and Class A Certificateholders in clause (ii) B. (a) above, to the Class M-1 Certificates in clause (ii) B. (b) above and to the Class M-2 Certificates in clause (ii) B. (c) above and (y) the Class B Principal Distribution Amount to the Class B Certificateholders, until the Class Certificate Balance thereof has been reduced to zero;

     (iii) any amount remaining after the distributions in clauses (i) and
(ii) above shall be distributed in the following order of priority:

          (a) to fund the Extra Principal Distribution Amount for such Distribution Date to be paid as a component of the Principal
     Distribution Amount in the same order of priority as described in clause (ii) above;

          (b) to the holders of the Class M-1 Certificates, any Unpaid Interest Amounts for such Class;

          (c) to the holders of the Class M-1 Certificates, any Unpaid Realized Loss Amount for such Class;

          (d) to the holders of the Class M-2 Certificates, any Unpaid Interest Amounts for such Class;

          (e) to the holders of the Class M-2 Certificates, any Unpaid Realized Loss Amount for such Class;

          (f) to the holders of the Class B Certificates, any Unpaid Interest Amounts for such Class;

          (g) to the holders of the Class B Certificates, any Unpaid Realized Loss Amount for such Class;

          (h) to the holders of the Class OC Certificates, such amounts, if any, described in Section 8.13 hereof.;

          (i) to the Master Servicer, the Extra Master Servicing Fee; and

          (j) to the holders of the Class R Certificates, any remaining amount.

          SECTION 4.03.  Monthly Statements to Certificateholders.
                         ----------------------------------------

          (a) Not later than each Distribution Date, the Trustee shall prepare and cause to be forwarded by first class mail to each Certificateholder, the Master Servicer and the Depositor a statement setting forth with respect to the related distribution:

               (i) the amount thereof allocable to principal, separately identifying the aggregate amount of any Principal Prepayments and Liquidation Proceeds included therein;

              (ii) the amount thereof allocable to interest, any Unpaid Interest Amounts included in such distribution and any remaining Unpaid Interest Amounts after giving effect to such distribution, any Basis Risk Carry-Forward Amount for such Distribution Date and the amount of all Basis Risk Carry Forward Amount covered by withdrawals from the Excess Reserve Fund Account on such Distribution Date;

             (iii) if the distribution to the Holders of such Class of Certificates is less than the full amount that would be distributable to such Holders if there were sufficient funds available therefor, the amount of the shortfall and the allocation thereof as between principal and interest, including any Basis Risk Carry Forward Amount not covered by amounts in the Excess Reserve Fund Account;

              (iv) the Class Certificate Balance of each Class of Certificates after giving effect to the distribution of principal on such Distribution Date;

               (v) the Pool Stated Principal Balance for the following Distribution Date;

              (vi) the amount of the Master Servicing Fees and Servicing Fees paid to or retained by the Master Servicer and the Servicers (with respect to the Servicers, in the aggregate) with respect to such Distribution Date;

             (vii) the Pass-Through Rate for each such Class of Certificates with respect to such Distribution Date;

            (viii) the amount of Advances included in the distribution on such Distribution Date and the aggregate amount of Advances outstanding as of the close of business on such Distribution Date;

              (ix) the number and aggregate principal amounts of Mortgage Loans in each Loan Group (A) delinquent (exclusive of Mortgage Loans in foreclosure) (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and (4) 91 or more days and (B) in foreclosure and delinquent (1) 1 to 30 days (2) 31 to 60 days (3) 61 to 90 days and
          (4) 91 or more days, as of the close of business on the last day of the calendar month preceding such Distribution Date;

              (x) for each of the preceding 12 calendar months, or all calendar months since the Cut-off Date, whichever is less, the aggregate dollar amount of the Scheduled Payments (A) due on all Outstanding Mortgage Loans on each of the Due Dates in each such month and (B) delinquent 60 days or more on each of the Due Dates in each such month;

             (xi) the aggregate dollar amount of the Scheduled Payments (A) due on all Outstanding Mortgage Loans on each of the Due Dates in the 12 calendar months preceding such Distribution Date and (B) delinquent 60 days or more on each of the Due Dates in the 12 calendar months preceding such Distribution Date;

            (xii) with respect to any Mortgage Loan that became an REO Property during the preceding calendar month, the loan number and Stated Principal Balance of such Mortgage Loan as of the close of business on the Determination Date preceding such Distribution Date and the date of acquisition thereof;

           (xiii) the total number and principal balance of any REO Properties (and market value, if available) as of the close of business on the Determination Date preceding such Distribution Date;

            (xiv)  whether a Trigger Event has occurred and is continuing;

            (xv) the aggregate amount of Realized Losses incurred during the preceding calendar month and aggregate Realized Losses through such Distribution Date; and

             (xvi) the amount of any Net Monthly Excess Cash Flow on such Distribution Date and the allocation thereof to the Certificateholders, Applied Realized Losses, Unpaid Interest Amounts and the Class OC Certificateholders, the Subordinated Amount and Required Subordinated Amount.

          (b) The Trustee's responsibility for disbursing the above information to the Certificateholders is limited to the availability, timeliness and accuracy of the information derived from the Master Servicer. The Trustee will send a copy of each statement provided pursuant to this
Section 4.03 to each Rating Agency.

          (c) Within a reasonable period of time after the end of each calendar year, the Trustee shall cause to be furnished to each Person who at any time during the calendar year was a Certificateholder, a statement containing the information set forth in clauses (a)(i), (a)(ii) and (a)(vii) of this Section 4.03 aggregated for such calendar year or applicable portion thereof during which such Person was a Certificateholder. Such obligation of the Trustee shall be deemed to have been satisfied to the extent that substantially comparable information shall be provided by the Trustee pursuant to any requirements of the Code as from time to time in effect.

          SECTION 4.04.  (Reserved)

          SECTION 4.05.  (Reserved)

          SECTION 4.06.  Determination of Pass-Through Rates for COFI
                         --------------------------------------------
Certificates.
------------

          The Pass-Through Rate for each Class of COFI Certificates for each Interest Accrual Period after the initial Interest Accrual Period shall be determined by the Trustee as provided below on the basis of the Index and the applicable formulae appearing in footnotes corresponding to the COFI Certificates in (1) to the table relating to the Certificates in the Preliminary Statement.

          Except as provided below, with respect to each Interest Accrual Period following the initial Interest Accrual Period, the Trustee shall not later than two Business Days following the publication of the applicable Index determine the Pass-Through Rate at which interest shall accrue in respect of the COFI Certificates during the related Interest Accrual Period.

          Except as provided below, the Index to be used in determining the respective Pass-Through Rates for the COFI Certificates for a particular Interest Accrual Period shall be COFI for the second calendar month preceding such Interest Accrual Period. If at the Outside Reference Date for any Interest Accrual Period, COFI for the second calendar month preceding such Interest Accrual Period has not been published, the Trustee shall use COFI for the third calendar month preceding such Interest Accrual Period. If COFI for neither the second nor third calendar months preceding any Interest Accrual Period has been published on or before the related Outside Reference Date, the Index for such Interest Accrual Period and for all subsequent Interest Accrual Periods shall be the National Cost of Funds Index for the third calendar month preceding such Interest Accrual Period (or the fourth preceding calendar month if such National Cost of Funds Index for the third preceding calendar month has not been published by such Outside Reference
Date). In the event that the National Cost of Funds Index for neither the third nor fourth calendar months preceding an Interest Accrual Period has been published on or before the related Outside Reference Date, then for such Interest Accrual Period and for each succeeding Interest Accrual Period, the Index shall be LIBOR, determined in the manner set forth below.

          On each Interest Determination Date so long as the COFI Certificates are outstanding and the applicable Index therefor is LIBOR, the Trustee shall either (i) request each Reference Bank to inform the Trustee of the quotation offered by its principal London office for making one-month United States dollar deposits in leading banks in the London interbank market, as of 11:00 a.m. (London time) on such Interest Determination Date or
(ii) in lieu of making any such request, rely on such Reference Bank quotations that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and Provisions for Swaps, 1986 Edition), to the extent available.

          With respect to any Interest Accrual Period for which the applicable Index is LIBOR, LIBOR for such Interest Accrual Period will be established by the Trustee on the related Interest Determination Date as follows:

          (a) If on any Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

          (b) If on any Interest Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous Interest Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant Interest Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

          From such time as the applicable Index becomes LIBOR until all of the COFI Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purposes of determining LIBOR with respect to each Interest Determination Date. The Master Servicer initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Master Servicer should terminate its appointment as Reference Bank, the Trustee shall promptly appoint or cause to be appointed another Reference Bank. The Trustee shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

          In determining LIBOR and any Pass-Through Rate for the COFI Certificates or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Reuters Screen) from the Reference Banks or the New York City banks as to LIBOR or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) its inability, following a good-faith reasonable effort, to obtain such quotations from the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 4.06.

          The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.

          SECTION 4.07.  Determination of Pass-Through Rates for LIBOR
                         ---------------------------------------------
Certificates.
------------

          On each Interest Determination Date so long as the LIBOR Certificates are outstanding, the Trustee shall either (i) request each Reference Bank to inform the Trustee of the quotation offered by its principal London office for making one-month United States dollar deposits to leading banks in the London interbank market, as of 11:00 a.m. (London time) on such Interest Determination Date or (ii) in lieu of making any such request, rely on such Reference Bank quotations that appear at such time on the Reuters Screen LIBO Page (as defined in the International Swap Dealers Association Inc. Code of Standard Wording, Assumptions and provisions for Swaps, 1986 Edition), to the extent available.

          LIBOR for the next Interest Accrual Period will be established by the Trustee on each interest Determination Date as follows:

          (a) If on any Interest Determination Date two or more Reference Banks provide such offered quotations, LIBOR for the next Interest Accrual Period shall be the arithmetic mean of such offered quotations (rounding such arithmetic mean upwards if necessary to the nearest whole multiple of 1/32%).

          (b) If on any Interest Determination Date only one or none of the Reference Banks provides such offered quotations, LIBOR for the next Interest Accrual Period shall be whichever is the higher of (i) LIBOR as determined on the previous Interest Determination Date or (ii) the Reserve Interest Rate. The "Reserve Interest Rate" shall be the rate per annum which the Trustee determines to be either (i) the arithmetic mean (rounded upwards if necessary to the nearest whole multiple of 1/32%) of the one-month United States dollar lending rates that New York City banks selected by the Trustee are quoting, on the relevant Interest Determination Date, to the principal London offices of at least two of the Reference Banks to which such quotations are, in the opinion of the Trustee, being so made, or (ii) in the event that the Trustee can determine no such arithmetic mean, the lowest one-month United States dollar lending rate which New York City banks selected by the Trustee are quoting on such Interest Determination Date to leading European banks.

          (c) If on any Interest Determination Date the Trustee is required but is unable to determine the Reserve Interest Rate in the manner provided in paragraph (b) above, LIBOR shall be LIBOR as determined on the preceding Interest Determination Date.

          Until all of the LIBOR Certificates are paid in full, the Trustee will at all times retain at least four Reference Banks for the purpose of determining LIBOR with respect to each Interest Determination Date. The Master Servicer initially shall designate the Reference Banks. Each "Reference Bank" shall be a leading bank engaged in transactions in Eurodollar deposits in the international Eurocurrency market, shall not control, be controlled by, or be under common control with, the Trustee and shall have an established place of business in London. If any such Reference Bank should be unwilling or unable to act as such or if the Master Servicer should terminate its appointment as Reference Bank, the Trustee shall promptly appoint or cause to be appointed another Reference Bank. The Trustee shall have no liability or responsibility to any Person for (i) the selection of any Reference Bank for purposes of determining LIBOR or (ii) any inability to retain at least four Reference Banks which is caused by circumstances beyond its reasonable control.

          The Pass-Through Rate for each Class of LIBOR Certificates for each Interest Accrual Period shall be determined by the Trustee on each Interest Determination Date so long as the LIBOR Certificates are outstanding on the basis of LIBOR and the respective formulae appearing in footnotes corresponding to the LIBOR Certificates in the table relating to the Certificates in the Preliminary Statement.

          In determining LIBOR, any Pass-Through Rate for the LIBOR Certificates or any Reserve Interest Rate, the Trustee may conclusively rely and shall be protected in relying upon the offered quotations (whether written, oral or on the Reuters Screen) from the Reference Banks or the New York City banks as to LIBOR or the Reserve Interest Rate, as appropriate, in effect from time to time. The Trustee shall not have any liability or responsibility to any Person for (i) the Trustee's selection of New York City banks for purposes of determining any Reserve Interest Rate or (ii) its inability, following a good-faith reasonable effort, to obtain such quotations from the Reference Banks or the New York City banks or to determine such arithmetic mean, all as provided for in this Section 4.07.

          The establishment of LIBOR and each Pass-Through Rate for the LIBOR Certificates by the Trustee shall (in the absence of manifest error) be final, conclusive and binding upon each Holder of a Certificate and the Trustee.


                                   ARTICLE V

                               THE CERTIFICATES

          SECTION 5.01.  The Certificates.
                         ----------------

          The Certificates shall be substantially in the forms attached hereto as exhibits. The Certificates shall be issuable in registered form, in the minimum denominations, integral multiples in excess thereof (except that one Certificate in each Class may be issued in a different amount which must be in excess of the applicable minimum denomination) and aggregate denominations per Class set forth in the Preliminary Statement.

          Subject to Section 9.02 respecting the final distribution on the Certificates, on each Distribution Date the Trustee shall make distributions to each Certificateholder of record on the preceding Record Date either (x) by wire transfer in immediately available funds to the account of such holder at a bank or other entity having appropriate facilities therefor, if (i) such Holder has so notified the Trustee at least five Business Days prior to the related Record Date and (ii) such Holder shall hold (A) a Notional Amount Certificate, (B) 100% of the Class Certificate Balance of any Class of Certificates or (C) Certificates of any Class with aggregate principal Denominations of not less than $1,000,000 or (y) by check mailed by first class mail to such Certificateholder at the address of such holder appearing in the Certificate Register.

          The Certificates shall be executed by manual or facsimile signature on behalf of the Trustee by an authorized officer. Certificates bearing the manual or facsimile signatures of individuals who were, at the time such signatures were affixed, authorized to sign on behalf of the Trustee shall bind the Trustee, notwithstanding that such individuals or any of them have ceased to be so authorized prior to the countersignature and delivery of any such Certificates or did not hold such offices at the date of such Certificate. No Certificate shall be entitled to any benefit under this Agreement, or be valid for any purpose, unless countersigned by the Trustee by manual signature, and such countersignature upon any Certificate shall be conclusive evidence, and the only evidence, that such Certificate has been duly executed and delivered hereunder. All Certificates shall be dated the date of their countersignature. On the Closing Date, the Trustee shall countersign the Certificates to be issued at the direction of the Depositor, or any affiliate thereof.

          The Depositor shall provide, or cause to be provided, to the Trustee on a continuous basis, an adequate inventory of Certificates to facilitate transfers.

          SECTION 5.02.  Certificate Register; Registration of Transfer
                         ----------------------------------------------
and Exchange of Certificates.
----------------------------

          (a) The Trustee shall maintain, or cause to be maintained in accordance with the provisions of Section 5.06, a Certificate Register for the Trust Fund in which, subject to the provisions of subsections (b) and (c) below and to such reasonable regulations as it may prescribe, the Trustee shall provide for the registration of Certificates and of transfers and exchanges of Certificates as herein provided. Upon surrender for registration of transfer of any Certificate, the Trustee shall execute and deliver, in the name of the designated transferee or transferees, one or more new Certificates of the same Class and aggregate Percentage Interest.

          At the option of a Certificateholder, Certificates may be exchanged for other Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest upon surrender of the Certificates to be exchanged at the office or agency of the Trustee.
Whenever any Certificates are so surrendered for exchange, the Trustee shall execute, authenticate, and deliver the Certificates which the Certificate-holder making the exchange is entitled to receive. Every Certificate presented or surrendered for registration of transfer or exchange shall be accompanied by a written instrument of transfer in form satisfactory to the Trustee duly executed by the holder thereof or his attorney duly authorized in writing.

          No service charge to the Certificateholders shall be made for any registration of transfer or exchange of Certificates, but payment of a sum sufficient to cover any tax or governmental charge that may be imposed in connection with any transfer or exchange of Certificates may be required.

          All Certificates surrendered for registration of transfer or exchange shall be cancelled and subsequently destroyed by the Trustee in accordance with the Trustee's customary procedures.

          (b) No transfer of a Private Certificate shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such state securities laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer in substantially the form set forth in Exhibit J (the "Transferor Certificate") and (i) deliver a letter in substantially the form of either Exhibit K (the "Investment Letter") or Exhibit L (the "Rule 144A Letter") or (ii) there shall be delivered to the Trustee at the expense of the transferor an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act. The Depositor shall provide to any Holder of a Private Certificate and any prospective transferee designated by any such Holder, information regarding the related Certificates and the Mortgage Loans and such other information as shall be necessary to satisfy the condition to eligibility set forth in Rule 144A(d)(4) for transfer of any such Certificate without registration thereof under the Securities Act pursuant to the registration exemption provided by Rule 144A. The Trustee and the Master Servicer shall cooperate with the Depositor in providing the Rule 144A information referenced in the preceding sentence, including providing to the Depositor such information regarding the Certificates, the Mortgage Loans and other matters regarding the Trust Fund as the Depositor shall reasonably request to meet its obligation under the preceding sentence. Each Holder of a Private Certificate desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor, the Seller and the Master Servicer against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

          No transfer of an ERISA-Restricted Certificate shall be made unless the Trustee shall have received either (i) a representation from the transferee of such Certificate acceptable to and in form and substance satisfactory to the Trustee (in the event such Certificate is a Private Certificate or a Residual Certificate, such requirement is satisfied only by the Trustee's receipt of a representation letter from the transferee substantially in the form of Exhibit K or Exhibit L), to the effect that such transferee is not an employee benefit plan or arrangement subject to Section 406 of ERISA or a plan subject to Section 4975 of the Code, nor a person acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such transfer, or ((ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60") and that the purchase and holding of such Certificates are covered under PTCE 95-60 or
(iii) in the case of any such ERISA-Restricted Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or a plan or arrangement subject to Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan or arrangement or using such plan's or arrangement's assets, an Opinion of Counsel satisfactory to the Trustee, which Opinion of Counsel shall not be an expense of either the Trustee or the Trust Fund, addressed to the Trustee, to the effect that the purchase or holding of such ERISA-Restricted Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those expressly under-taken in this Agreement or to any liability. For purposes of the preceding sentence, with respect to an ERISA-Restricted Certificate that is not a Private Certificate or a Residual Certificate, in the event the representation letter referred to in the preceding sentence is not furnished, such representation shall be deemed to have been made to the Trustee by the transferee's (including an initial acquiror's) acceptance of the ERISA-Restricted Certificates. Notwithstanding anything else to the contrary herein, any purported transfer of an ERISA-Restricted Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the delivery to the Trustee of an Opinion of Counsel satisfactory to the Trustee as described above shall be void and of no effect.

          To the extent permitted under applicable law (including, but not limited to, ERISA), the Trustee shall be under no liability to any Person for any registration of transfer of any ERISA-Restricted Certificate that is in fact not permitted by this Section 5.02(b) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the transfer was registered by the Trustee in accordance with the foregoing requirements.

          (c) Each Person who has or who acquires any Ownership Interest in a Residual Certificate shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

               (i) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

              (ii) No Ownership Interest in a Residual Certificate may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificate unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the
          initial owner or the proposed        ------------------
          transferee in the form attached hereto as Exhibit I.

             (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

              (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

               (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.

          The restrictions on Transfers of a Residual Certificate set forth in this Section 5.02(c) shall cease to apply (and the applicable portions of the legend on a Residual Certificate may be deleted) with respect to Transfers occurring after delivery to the Trustee of an Opinion of Counsel, which Opinion of Counsel shall not be an expense of the Trust Fund, the Trustee, the Seller or the Master Servicer, to the effect that the elimination of such restrictions will not cause the Trust Fund hereunder to fail to qualify as a REMIC at any time that the Certificates are outstanding or result in the imposition of any tax on the Trust Fund, a Certificateholder or another Person. Each Person holding or acquiring any Ownership Interest in a Residual Certificate hereby consents to any amendment of this Agreement which, based on an Opinion of Counsel furnished to the Trustee, is reasonably necessary (a) to ensure that the record ownership of, or any beneficial interest in, a Residual Certificate is not transferred, directly or indirectly, to a Person that is not a Permitted Transferee and (b) to provide for a means to compel the Transfer of a Residual Certificate which is held by a Person that is not a Permitted Transferee to a Holder that is a Permitted Transferee.

          (d) The preparation and delivery of all certificates and opinions referred to above in this Section 5.02 in connection with transfer shall be at the expense of the parties to such transfers.

          (e) Except as provided below, the Book-Entry Certificates shall at all times remain registered in the name of the Depository or its nominee and at all times: (i) registration of the Certificates may not be transferred by the Trustee except to another Depository; (ii) the Depository shall maintain book-entry records with respect to the Certificate Owners and with respect to ownership and transfers of such Book-Entry Certificates; (iii) ownership and transfers of registration of the Book-Entry Certificates on the books of the Depository shall be governed by applicable rules established by the Depository; (iv) the Depository may collect its usual and customary fees, charges and expenses from its Depository Participants; (v) the Trustee shall deal with the Depository, Depository Participants and indirect participating firms as representatives of the Certificate Owners of the Book-Entry Certificates for purposes of exercising the rights of holders under this Agreement, and requests and directions for and votes of such representatives shall not be deemed to be inconsistent if they are made with respect to different Certificate Owners; and (vi) the Trustee may rely and shall be fully protected in relying upon information furnished by the Depository with respect to its Depository Participants and furnished by the Depository Participants with respect to indirect participating firms and persons shown on the books of such indirect participating firms as direct or indirect Certificate Owners.

          All transfers by Certificate Owners of Book-Entry Certificates shall be made in accordance with the procedures established by the Depository Participant or brokerage firm representing such Certificate Owner. Each Depository Participant shall only transfer Book-Entry Certificates of Certificate Owners it represents or of brokerage firms for which it acts as agent in accordance with the Depository's normal procedures.

          If (x) (i) the Depository or the Depositor advises the Trustee in writing that the Depository is no longer willing or able to properly discharge its responsibilities as Depository, and (ii) the Trustee or the Depositor is unable to locate a qualified successor, (y) the Depositor at its option advises the Trustee in writing that it elects to terminate the book-entry system through the Depository or (z) after the occurrence of an Event of Default, Certificate Owners representing at least 51% of the Certificate Balance of the Book-Entry Certificates together advise the Trustee and the Depository through the Depository Participants in writing that the continuation of a book-entry system through the Depository is no longer in the best interests of the Certificate Owners, the Trustee shall notify all Certificate Owners, through the Depository, of the occurrence of any such event and of the availability of definitive, fully-registered Certificates (the "Definitive Certificates") to Certificate Owners requesting the same. Upon surrender to the Trustee of the related Class of Certificates by the Depository, accompanied by the instructions from the Depository for registra-tion, the Trustee shall issue the Definitive Certificates. Neither the Master Servicer, the Depositor nor the Trustee shall be liable for any delay in delivery of such instruction and each may conclusively rely on, and shall be protected in relying on, such instructions. The Master Servicer shall provide the Trustee with an adequate inventory of certificates to facilitate the issuance and transfer of Definitive Certificates. Upon the issuance of Definitive Certificates all references herein to obligations imposed upon or to be performed by the Depository shall be deemed to be imposed upon and performed by the Trustee, to the extent applicable with respect to such Definitive Certificates and the Trustee shall recognize the Holders of the Definitive Certificates as Certificateholders hereunder; provided that the
Trustee                                                  --------
shall not by virtue of its assumption of such obligations become liable to any party for any act or failure to act of the Depository.

          SECTION 5.03.  Mutilated, Destroyed, Lost or Stolen
                         ------------------------------------
Certificates.
------------

          If (a) any mutilated Certificate is surrendered to the Trustee, or the Trustee receives evidence to its satisfaction of the destruction, loss or theft of any Certificate and (b) there is delivered to the Master Servicer and the Trustee such security or indemnity as may be required by them to hold each of them harmless, then, in the absence of notice to the Trustee that such Certificate has been acquired by a bona fide purchaser, the Trustee shall execute, countersign and deliver, in exchange for or in lieu of any such mutilated, destroyed, lost or stolen Certificate, a new Certificate of like Class, tenor and Percentage Interest. In connection with the issuance of any new Certificate under this Section 5.03, the Trustee may require the payment of a sum sufficient to cover any tax or other governmental charge that may be imposed in relation thereto and any other expenses (including the fees and expenses of the Trustee) connected therewith. Any replacement Certificate issued pursuant to this Section 5.03 shall constitute complete and indefeasible evidence of ownership, as if originally issued, whether or not the lost, stolen or destroyed Certificate shall be found at any time.

          SECTION 5.04.  Persons Deemed Owners.
                         ---------------------
          The Master Servicer, the Trustee and any agent of the Master Servicer or the Trustee may treat the Person in whose name any Certificate is registered as the owner of such Certificate for the purpose of receiving distributions as provided in this Agreement and for all other purposes whatsoever, and neither the Master Servicer, the Trustee nor any agent of the Master Servicer or the Trustee shall be affected by any notice to the contrary.

          SECTION 5.05.  Access to List of Certificateholders' Names and
                         -----------------------------------------------
Addresses.
---------

          If three or more Certificateholders (a) request such information in writing from the Trustee, (b) state that such Certificateholders desire to communicate with other Certificateholders with respect to their rights under this Agreement or under the Certificates, and (c) provide a copy of the communication which such Certificateholders propose to transmit, or if the Depositor or Master Servicer shall request such information in writing from the Trustee, then the Trustee shall, within ten Business Days after the receipt of such request, provide the Depositor, the Master Servicer or such Certificateholders at such recipients' expense the most recent list of the Certificateholders of such Trust Fund held by the Trustee, if any. The Depositor and every Certificateholder, by receiving and holding a Certificate, agree that the Trustee shall not be held accountable by reason of the disclosure of any such information as to the list of the Certificateholders hereunder, regardless of the source from which such information was derived.

          SECTION 5.06.  Maintenance of Office or Agency.
                         -------------------------------

          The Trustee will maintain or cause to be maintained at its expense an office or offices or agency or agencies in New York City where
Certificates may be surrendered for registration of transfer or exchange. The Trustee initially designates its Corporate Trust Office for such purposes. The Trustee will give prompt written notice to the Certificateholders of any change in such location of any such office or agency.


                                ARTICLE VI

                    THE DEPOSITOR AND THE MASTER SERVICER

          SECTION 6.01.  Respective Liabilities of the Depositor and the
                         -----------------------------------------------
Master Servicer.
---------------

          The Depositor and the Master Servicer shall each be liable in accordance herewith only to the extent of the obligations specifically and respectively imposed upon and undertaken by them herein.

          SECTION 6.02.  Merger or Consolidation of the Depositor or the
                         -----------------------------------------------
Master Servicer.
---------------

          The Depositor and the Master Servicer will each keep in full effect its existence, rights and franchises as a corporation under the laws of the United States or under the laws of one of the states thereof and will each obtain and preserve its qualification to do business as a foreign corporation in each jurisdiction in which such qualification is or shall be necessary to protect the validity and enforceability of this Agreement, or any of the Mortgage Loans and to perform its respective duties under this Agreement.

          Any Person into which the Depositor or the Master Servicer may be merged or consolidated, or any Person resulting from any merger or consolidation to which the Depositor or the Master Servicer shall be a party, or any person succeeding to the business of the Depositor or the Master Servicer, shall be the successor of the Depositor or the Master Servicer, as the case may be, hereunder, without the execution or filing of any paper or any further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding; provided, however, that
                              --------  -------
the successor or surviving Person to the Master Servicer shall be qualified to sell mortgage loans to, and to service mortgage loans on behalf of, FNMA or FHLMC.

          SECTION 6.03.  Limitation on Liability of the Depositor, the
                         ---------------------------------------------
Seller, the Master Servicer and Others.
--------------------------------------

          None of the Depositor, the Seller, the Master Servicer or any of the directors, officers, employees or agents of the Depositor, the Seller or the Master Servicer shall be under any liability to the Certificateholders for any action taken or for refraining from the taking of any action in good faith pursuant to this Agreement, or for errors in judgment; provided,
however, that this provision shall not protect the           --------
-------
Depositor, the Seller, the Master Servicer or any such Person against any breach of representations or warranties made by it herein or protect the Depositor, the Seller, the Master Servicer or any such Person from any liability which would otherwise be imposed by reasons of willful misfeasance, bad faith or gross negligence in the performance of duties or by reason of reckless disregard of obligations and duties hereunder. The Depositor, the Seller, the Master Servicer and any director, officer, employee or agent of the Depositor, the Seller or the Master Servicer may rely in good faith on any document of any kind prima facie properly executed and submitted by
                         ----- -----
any Person respecting any matters arising hereunder. The Depositor, the Seller, the Master Servicer and any director, officer, employee or agent of the Depositor, the Seller or the Master Servicer shall be indemnified by the Trust Fund and held harmless against any loss, liability or expense incurred in connection with any audit, controversy or judicial proceeding relating to a governmental taxing authority or any legal action relating to this Agreement or the Certificates, other than any loss, liability or expense related to any specific Mortgage Loan or Mortgage Loans (except as any such loss, liability or expense shall be otherwise reimbursable pursuant to this Agreement) and any loss, liability or expense incurred by reason of willful misfeasance, bad faith or gross negligence in the performance of duties hereunder or by reason of reckless disregard of obligations and duties hereunder. None of the Depositor, the Seller or the Master Servicer shall be under any obligation to appear in, prosecute or defend any legal action that is not incidental to its respective duties hereunder and which in its opinion may involve it in any expense or liability; provided, however, that any of
the Depositor, the Seller or the            --------  -------
Master Servicer may in its discretion undertake any such action that it may deem necessary or desirable in respect of this Agreement and the rights and duties of the parties hereto and interests of the Trustee and the Certificateholders hereunder. In such event, the legal expenses and costs of such action and any liability resulting therefrom shall be expenses, costs and liabilities of the Trust Fund, and the Depositor, the Seller and the Master Servicer shall be entitled to be reimbursed therefor out of the Certificate Account.

          SECTION 6.04.  Limitation on Resignation of the Master Servicer.
                         ------------------------------------------------

          The Master Servicer shall not resign from the obligations and duties hereby imposed on it except (a) upon appointment of a successor servicer and receipt by the Trustee of a letter from each Rating Agency that such a resignation and appointment will not result in a downgrading of the rating of any of the Certificates or (b) upon determination that its duties hereunder are no longer permissible under applicable law. Any such determination under clause (b) permitting the resignation of the Master Servicer shall be evidenced by an Opinion of Counsel to such effect delivered to the Trustee. No such resignation shall become effective until the Trustee or a successor master servicer shall have assumed the Master Servicer's responsibilities, duties, liabilities and obligations hereunder.


                                 ARTICLE VII

                                   DEFAULT

          SECTION 7.01.  Events of Default.
                         -----------------

          "Event of Default," wherever used herein, means any one of the following events:

               (i) any failure by the Master Servicer to deposit in the Certificate Account or remit to the Trustee any payment (other than a payment required to be made under Section 4.01) required to be made by it under the terms of this Agreement, which failure shall continue unremedied for five days after the date upon which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Depositor or to the Master Servicer and the Trustee by the Holders of Certificates having not less than 25% of the Voting Rights evidenced by the Certificates; or

              (ii) any failure by the Master Servicer to observe or perform in any material respect any other of the covenants or agreements on the part of the Master Servicer contained in this Agreement, which failure shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Master Servicer by the Trustee or the Depositor, or to the Master Servicer and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates; or

             (iii) a decree or order of a court or agency or supervisory authority having jurisdiction in the premises for the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings, or for the winding-up or liquidation of its affairs, shall have been entered against the Master Servicer and such decree or order shall have remained in force undischarged or unstayed for a period of 60 consecutive days; or

             (iv) the Master Servicer shall consent to the appointment of a receiver or liquidator in any insolvency, readjustment of debt, marshalling of assets and liabilities or similar proceedings of or relating to the Master Servicer or all or substantially all of the property of the Master Servicer; or

               (v) the Master Servicer shall admit in writing its inability to pay its debts generally as they become due, file a petition to take advantage of, or commence a voluntary case under, any applicable insolvency or reorganization statute, make an assignment for the benefit of its creditors, or voluntarily suspend payment of its obligations; or

              (vi) so long as the Master Servicer is the Seller, any failure by the Seller to observe or perform in any material respect any other of the covenants or agreements on the part of the Seller contained in this Agreement, which failure shall continue unremedied for a period of 60 days after the date on which written notice of such failure shall have been given to the Seller by the Trustee or the Depositor, or to the Seller and the Trustee by the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates;

             (vii) any failure of the Master Servicer to make any Advance in the manner and at the time required to be made pursuant to Section
          4.01 which continues unremedied for a period of one Business Day after the date of such failure; or

             (viii)  the occurrence of an Event of Excess Loss.

          If an Event of Default described in clauses (i) to (vi) or clause
(viii) of this Section 7.01 shall occur, then, and in each and every such case, so long as such Event of Default shall not have been remedied, the Trustee may, or at the direction of the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates, the Trustee shall by notice in writing to the Master Servicer (with a copy to each Rating Agency), terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. If an Event of Default described in clause (vii) shall occur, the Trustee shall, by notice in writing to the Master Servicer and the Depositor, terminate all of the rights and obligations of the Master Servicer under this Agreement and in and to the Mortgage Loans and the proceeds thereof, other than its rights as a Certificateholder hereunder. On and after the receipt by the Master Servicer of such written notice, all authority and power of the Master Servicer hereunder, whether with respect to the Mortgage Loans or otherwise, shall pass to and be vested in the Trustee. The Trustee shall thereupon make any Advance described in clause (vii) subject to Section 3.04. The Trustee is hereby authorized and empowered to execute and deliver, on behalf of the Master Servicer, as attorney-in-fact or otherwise, any and all documents and other instruments, and to do or accomplish all other acts or things necessary or appropriate to effect the purposes of such notice of termination, whether to complete the transfer and endorsement or assignment of the Mortgage Loans and related documents, or otherwise. Unless expressly provided in such written notice, no such termination shall affect any obligation of the Master Servicer to pay amounts owed pursuant to Article VIII. The Master Servicer agrees to cooperate with the Trustee in effecting the termination of the Master Servicer's responsibilities and rights hereunder, including, without limitation, the transfer to the Trustee of all cash amounts which shall at the time be credited to the Certificate Account, or thereafter be received with respect to the Mortgage Loans.

          Notwithstanding any termination of the activities of the Master Servicer hereunder, the Master Servicer shall be entitled to receive, out of any late collection of a Scheduled Payment on a Mortgage Loan which was due prior to the notice terminating such Master Servicer's rights and obligations as Master Servicer hereunder and received after such notice, that portion thereof to which such Master Servicer would have been entitled pursuant to Sections 3.11(a)(i) through (viii), and any other amounts payable to such Master Servicer hereunder the entitlement to which arose prior to the termination of its activities hereunder.

          SECTION 7.02.  Trustee to Act; Appointment of Successor.
                         ----------------------------------------

          On and after the time the Master Servicer receives a notice of termination pursuant to Section 7.01, the Trustee shall, subject to and to the extent provided in Section 3.07, be the successor to the Master Servicer in its capacity as master servicer under this Agreement and the transactions set forth or provided for herein and shall be subject to all the responsibilities, duties and liabilities relating thereto placed on the Master Servicer by the terms and provisions hereof and applicable law including the obligation to make Advances pursuant to Section 4.01. As compensation therefor, the Trustee shall be entitled to all funds relating to the Mortgage Loans that the Master Servicer would have been entitled to charge to the Certificate Account or Distribution Account if the Master Servicer had continued to act hereunder. Notwithstanding the foregoing, if the Trustee has become the successor to the Master Servicer in accordance with Section 7.01, the Trustee may, if it shall be unwilling to so act, or shall, if it is prohibited by applicable law from making Advances pursuant to
Section 4.01 or if it is otherwise unable to so act, appoint, or petition a court of competent jurisdiction to appoint, any established mortgage loan servicing institution the appointment of which does not adversely affect the then current rating of the Certificates by each Rating Agency, as the successor to the Master Servicer hereunder in the assumption of all or any part of the responsibilities, duties or liabilities of the Master Servicer hereunder. Any successor to the Master Servicer shall be an institution which is a FNMA and FHLMC approved seller/servicer in good standing, which has a net worth of at least $15,000,000, which is willing to service the Mortgage Loans and which executes and delivers to the Depositor and the Trustee an agreement accepting such delegation and assignment, containing an assumption by such Person of the rights, powers, duties, responsibilities, obligations and liabilities of the Master Servicer (other than liabilities of the Master Servicer under Section 6.03 incurred prior to termination of the Master Servicer under Section 7.01), with like effect as if originally named as a party to this Agreement; provided that each Rating Agency acknowledges
                              --------
that its rating of the Certificates in effect immediately prior to such assignment and delegation will not be qualified or reduced, as a result of such assignment and delegation. Pending appointment of a successor to the Master Servicer hereunder, the Trustee, unless the Trustee is prohibited by law from so acting, shall, subject to Section 3.07, act in such capacity as hereinabove provided. In connection with such appointment and assumption, the Trustee may make such arrangements for the compensation of such successor out of payments on Mortgage Loans as it and such successor shall agree; provided, however, that no
--------  -------
such compensation shall be in excess of the Master Servicing Fee permitted the Master Servicer hereunder. The Trustee and such successor shall take such action, consistent with this Agreement, as shall be necessary to effectuate any such succession. Neither the Trustee nor any other successor master servicer shall be deemed to be in default hereunder by reason of any failure to make, or any delay in making, any distribution hereunder or any portion thereof or any failure to perform, or any delay in performing, any duties or responsibilities hereunder, in either case caused by the failure of the Master Servicer to deliver or provide, or any delay in delivering or providing, any cash, information, documents or records to it.

          Any successor to the Master Servicer as master servicer shall give notice to the Mortgagors of such change of servicer and shall, during the term of its service as master servicer, maintain in force the policy or policies that the Master Servicer is required to maintain pursuant to Section 6.05.

          SECTION 7.03.  Notification to Certificateholders.
                         ----------------------------------

          (a) Upon any termination of or appointment of a successor to the Master Servicer, the Trustee shall give prompt written notice thereof to Certificateholders and to each Rating Agency.

          (b) Within 60 days after the occurrence of any Event of Default, the Trustee shall transmit by mail to all Certificateholders notice of each such Event of Default hereunder known to the Trustee, unless such Event of Default shall have been cured or waived.


                                ARTICLE VIII

                            CONCERNING THE TRUSTEE

          SECTION 8.01.  Duties of the Trustee.
                         ---------------------

          The Trustee, prior to the occurrence of an Event of Default and after the curing of all Events of Default that may have occurred, shall undertake to perform such duties and only such duties as are specifically set forth in this Agreement. In case an Event of Default has occurred and remains uncured, the Trustee shall exercise such of the rights and powers vested in it by this Agreement, and use the same degree of care and skill in their exercise as a prudent person would exercise or use under the circumstances in the conduct of such person's own affairs.

          The Trustee, upon receipt of all resolutions, certificates, statements, opinions, reports, documents, orders or other instruments furnished to the Trustee that are specifically required to be furnished pursuant to any provision of this Agreement shall examine them to determine whether they are in the form required by this Agreement; provided, however,
that the Trustee shall not be responsible for the        --------  -------
accuracy or content of any such resolution, certificate, statement, opinion, report, document, order or other instrument.

          No provision of this Agreement shall be construed to relieve the Trustee from liability for its own negligent action, its own negligent failure to act or its own willful misconduct; provided, however, that:
                                              --------  -------

               (i) unless an Event of Default known to the Trustee shall have occurred and be continuing, the duties and obligations of the Trustee shall be determined solely by the express provisions of this Agreement, the Trustee shall not be liable except for the performance of such duties and obligations as are specifically set forth in this Agreement, no implied covenants or obligations shall be read into this Agreement against the Trustee and the Trustee may conclusively rely, as to the truth of the statements and the correctness of the opinions expressed therein, upon any certificates or opinions furnished to the Trustee and conforming to the requirements of this Agreement which it believed in good faith to be genuine and to have been duly executed by the proper authori-ties respecting any matters arising hereunder;

              (ii) the Trustee shall not be liable for an error of judgment made in good faith by a Responsible Officer or Responsible Officers of the Trustee, unless it shall be finally proven that the Trustee was negligent in ascertaining the pertinent facts; and

             (iii) the Trustee shall not be liable with respect to any action taken, suffered or omitted to be taken by it in good faith in accordance with the direction of Holders of Certificates evidencing not less than 25% of the Voting Rights of Certificates relating to the time, method and place of conducting any proceeding for any remedy available to the Trustee, or exercising any trust or power conferred upon the Trustee under this Agreement.

          SECTION 8.02.  Certain Matters Affecting the Trustee.
                         -------------------------------------

          Except as otherwise provided in Section 8.01:

               (i) the Trustee may request and rely upon and shall be protected in acting or refraining from acting upon any resolution, Officers' Certificate, certificate of auditors or any other certificate, statement, instrument, opinion, report, notice, request, consent, order, appraisal, bond or other paper or document believed by it to be genuine and to have been signed or presented by the proper party or parties and the Trustee shall have no responsibility to ascertain or confirm the genuineness of any signature of any such party or parties;

              (ii) the Trustee may consult with counsel, financial advisers or accountants and the advice of any such counsel, financial advisers or accountants and any Opinion of Counsel shall be full and complete authorization and protection in respect of any action taken or suffered or omitted by it hereunder in good faith and in accordance with such Opinion of Counsel;

             (iii) the Trustee shall not be liable for any action taken, suffered or omitted by it in good faith and believed by it to be authorized or within the discretion or rights or powers conferred upon it by this Agreement;

              (iv) the Trustee shall not be bound to make any investigation into the facts or matters stated in any resolution, certificate, statement, instrument, opinion, report, notice, request, consent, order, approval, bond or other paper or document, unless requested in writing so to do by Holders of Certificates evidencing not less than 25% of the Voting Rights allocated to each Class of Certificates;

               (v) the Trustee may execute any of the trusts or powers hereunder or perform any duties hereunder either directly or by or through agents, accountants or attorneys;

              (vi) the Trustee shall not be required to risk or expend its own funds or otherwise incur any financial liability in the performance of any of its duties or in the exercise of any of its rights or powers hereunder if it shall have reasonable grounds for believing that repayment of such funds or adequate indemnity against such risk or liability is not assured to it;

             (vii) the Trustee shall not be liable for any loss on any investment of funds pursuant to this Agreement (other than as issuer of the investment security);

            (viii) the Trustee shall not be deemed to have knowledge of an Event of Default until a Responsible Officer of the Trustee shall have received written notice thereof; and

              (ix) the Trustee shall be under no obligation to exercise any of the trusts, rights or powers vested in it by this Agreement or to institute, conduct or defend any litigation hereunder or in relation hereto at the request, order or direction of any of the Certificateholders, pursuant to the provisions of this Agreement, unless such Certificateholders shall have offered to the Trustee reasonable security or indemnity satisfactory to the Trustee against the costs, expenses and liabilities which may be incurred therein or thereby.

          SECTION 8.03.  Trustee Not Liable for Certificates or Mortgage
                         -----------------------------------------------
Loans.
-----

          The recitals contained herein and in the Certificates shall be taken as the statements of the Depositor or the Seller, as the case may be, and the Trustee assumes no responsibility for their correctness. The Trustee makes no representations as to the validity or sufficiency of this Agreement or of the Certificates or of any Mortgage Loan or related document other than with respect to the Trustee's execution and countersignature of the Certificates. The Trustee shall not be accountable for the use or application by the Depositor or the Master Servicer of any funds paid to the Depositor or the Master Servicer in respect of the Mortgage Loans or deposited in or withdrawn from the Certificate Account by the Depositor or the Master Servicer.

          SECTION 8.04.  Trustee May Own Certificates.
                         ----------------------------

          The Trustee in its individual or any other capacity may become the owner or pledgee of Certificates with the same rights as it would have if it were not the Trustee.

          SECTION 8.05.  Trustee's Fees and Expenses.
                         ---------------------------

          The Trustee, as compensation for its activities hereunder, shall be entitled to withdraw from the Distribution Account on each Distribution Date an amount equal to the Trustee Fee for such Distribution Date. The Trustee and any director, officer, employee or agent of the Trustee shall be indemnified by the Master Servicer and held harmless against any loss, liability or expense (including reasonable attorney's fees) (i) incurred in connection with any claim or legal action relating to (a) this Agreement, (b) the Certificates, or (c) the performance of any of the Trustee's duties hereunder, other than any loss, liability or expense incurred by reason of willful misfeasance, bad faith or negligence in the performance of any of the Trustee's duties hereunder and (ii) resulting from any error in any tax or information return prepared by the Master Servicer. Such indemnity shall survive the termination of this Agreement or the resignation or removal of the Trustee hereunder. Without limiting the foregoing, the Master Servicer covenants and agrees, except as otherwise agreed upon in writing by the Depositor and the Trustee, and except for any such expense, disbursement or advance as may arise from the Trustee's negligence, bad faith or willful misconduct, to pay or reimburse the Trustee, for all reasonable expenses, disbursements and advances incurred or made by the Trustee in accordance with any of the provisions of this Agreement with respect to (A) the reasonable compensation and the expenses and disbursements of its counsel not associated with the closing of the issuance of the Certificates, (B) the reasonable compensation, expenses and disbursements of any accountant, engineer or appraiser that is not regularly employed by the Trustee, to the extent that the Trustee must engage such persons to perform acts or services hereunder and (C) printing and engraving expenses in connection with preparing any Definitive Certificates. Except as otherwise provided herein, the Trustee shall not be entitled to payment or reimbursement for any routine ongoing expenses incurred by the Trustee in the ordinary course of its duties as Trustee, Registrar, Tax Matters Person or Paying Agent hereunder or for any other expenses.

          SECTION 8.06.  Eligibility Requirements for the Trustee.
                         ----------------------------------------

          The Trustee hereunder shall at all times be a corporation or association organized and doing business under the laws of a state or the United States of America, authorized under such laws to exercise corporate trust powers, having a combined capital and surplus of at least $50,000,000, subject to super-vision or examination by federal or state authority and with a credit rating which would not cause either of the Rating Agencies to reduce their respective then current ratings of the Certificates (or having provided such security from time to time as is sufficient to avoid such reduction) as evidenced in writing by each Rating Agency. If such corporation or association publishes reports of condition at least annually, pursuant to law or to the requirements of the aforesaid supervising or examining authority, then for the purposes of this Section 8.06 the combined capital and surplus of such corporation or association shall be deemed to be its combined capital and surplus as set forth in its most recent report of condition so published. In case at any time the Trustee shall cease to be eligible in accordance with the provisions of this Section 8.06, the Trustee shall resign immediately in the manner and with the effect specified in Section 8.07. The entity serving as Trustee may have normal banking and trust relationships with the Depositor and its affiliates or the Master Servicer and its affiliates; provided,
however,                                                      --------
-------
that such entity cannot be an affiliate of the Seller, the Depositor or the Master Servicer other than the Trustee in its role as successor to the Master Servicer.

          SECTION 8.07.  Resignation and Removal of the Trustee.
                         --------------------------------------

          The Trustee may at any time resign and be discharged from the trusts hereby created by giving written notice of resignation to the Depositor, the Master Servicer, each Rating Agency not less than 60 days before the date specified in such notice, when, subject to Section 8.08, such resignation is to take effect, and acceptance by a successor trustee in accordance with Section 8.08 meeting the qualifications set forth in Section
8.06. If no successor trustee meeting such qualifications shall have been so appointed and have accepted appointment within 30 days after the giving of such notice or resignation, the resigning Trustee may petition any court of competent jurisdiction for the appointment of a successor trustee.

          If at any time the Trustee shall cease to be eligible in accordance with the provisions of Section 8.06 and shall fail to resign after written request thereto by the Depositor, or if at any time the Trustee shall become incapable of acting, or shall be adjudged as bankrupt or insolvent, or a receiver of the Trustee or of its property shall be appointed, or any public officer shall take charge or control of the Trustee or of its property or affairs for the purpose of rehabilitation, conservation or liquidation, or a tax is imposed with respect to the Trust Fund by any state in which the Trustee or the Trust Fund is located and the imposition of such tax would be avoided by the appointment of a different trustee, then the Depositor or the Master Servicer may remove the Trustee and appoint a successor trustee by written instrument, in triplicate, one copy of which shall be delivered to the Trustee, one copy to the Master Servicer and one copy to the successor trustee.

          The Holders of Certificates entitled to at least 51% of the Voting Rights may at any time remove the Trustee and appoint a successor trustee by written instrument or instruments, in triplicate, signed by such Holders or their attorneys-in-fact duly authorized, one complete set of which shall be delivered by the successor Trustee to the Master Servicer, one complete set to the Trustee so removed and one complete set to the successor so appointed. Notice of any removal of the Trustee shall be given to each Rating Agency by the successor trustee.

          Any resignation or removal of the Trustee and appointment of a successor trustee pursuant to any of the provisions of this Section 8.07 shall become effective upon acceptance of appointment by the successor trustee as provided in Section 8.08.

          SECTION 8.08.  Successor Trustee.
                         -----------------

          Any successor trustee appointed as provided in Section 8.07 shall execute, acknowledge and deliver to the Depositor and to its predecessor trustee and the Master Servicer an instrument accepting such appointment hereunder and thereupon the resignation or removal of the predecessor trustee shall become effective and such successor trustee, without any further act, deed or conveyance, shall become fully vested with all the rights, powers, duties and obligations of its predecessor hereunder, with the like effect as if originally named as trustee herein. The Depositor, the Master Servicer and the predecessor trustee shall execute and deliver such instruments and do such other things as may reasonably be required for more fully and certainly vesting and confirming in the successor trustee all such rights, powers, duties, and obligations.

          No successor trustee shall accept appointment as provided in this
Section 8.08 unless at the time of such acceptance such successor trustee shall be eligible under the provisions of Section 8.06 shall have previously approved such successor trustee in writing and its appointment shall not adversely affect the then current rating of the Certificates.

          Upon acceptance of appointment by a successor trustee as provided in this Section 8.08, the Depositor shall mail notice of the succession of such trustee hereunder to all Holders of Certificates. If the Depositor fails to mail such notice within 10 days after acceptance of appointment by the successor trustee, the successor trustee shall cause such notice to be mailed at the expense of the Depositor.

          SECTION 8.09.  Merger or Consolidation of the Trustee.
                         --------------------------------------

          Any corporation into which the Trustee may be merged or converted or with which it may be consolidated or any corporation resulting from any merger, conversion or consolidation to which the Trustee shall be a party, or any corporation succeeding to the business of the Trustee, shall be the successor of the Trustee hereunder, provided
                                    --------
that such corporation shall be eligible under the provisions of Section 8.06 without the execution or filing of any paper or further act on the part of any of the parties hereto, anything herein to the contrary notwithstanding.


          SECTION 8.10.  Appointment of Co-Trustee or Separate Trustee.
                         ---------------------------------------------

          Notwithstanding any other provisions of this Agreement, at any time, for the purpose of meeting any legal requirements of any jurisdiction in which any part of the Trust Fund or property securing any Mortgage Note may at the time be located, the Master Servicer and the Trustee acting jointly shall have the power and shall execute and deliver all instruments to appoint one or more Persons approved by the Trustee to act as co-trustee or co-trustees jointly with the Trustee, or separate trustee or separate trustees, of all or any part of the Trust Fund, and to vest in such Person or Persons, in such capacity and for the benefit of the Certificateholders, such title to the Trust Fund or any part thereof, whichever is applicable, and, subject to the other provisions of this Section 8.10, such powers, duties, obligations, rights and trusts as the Master Servicer and the Trustee may consider necessary or desirable. If the Master Servicer shall not have joined in such appointment within 15 days after the receipt by it of a request to do so, or in the case an Event of Default shall have occurred and be continuing, the Trustee alone shall have the power to make such appointment. No co-trustee or separate trustee hereunder shall be required to meet the terms of eligibility as a successor trustee under Section 8.06 and no notice to Certificateholders of the appointment of any co-trustee or separate trustee shall be required under Section 8.08.

          Every separate trustee and co-trustee shall, to the extent permitted by law, be appointed and act subject to the following provisions and conditions:

               (i) To the extent necessary to effectuate the purposes of this Section 8.10, all rights, powers, duties and obligations conferred or imposed upon the Trustee, except for the obligation of the Trustee under this Agreement to advance funds on behalf of the Master Servicer, shall be conferred or imposed upon and exercised or performed by the Trustee and such separate trustee or co-trustee jointly (it being understood that such separate trustee or co-trustee is not authorized to act separately without the Trustee joining in such act), except to the extent that under any law of any jurisdiction in which any particular act or acts are to be performed (whether as Trustee hereunder or as successor to the Master Servicer hereunder), the Trustee shall be incompetent or unqualified to perform such act or acts, in which event such rights, powers, duties and obligations (including the holding of title to the applicable Trust Fund or any portion thereof in any such jurisdiction) shall be exercised and performed singly by such separate trustee or co-trustee, but solely at the direction of the Trustee;

              (ii) No trustee hereunder shall be held personally liable by reason of any act or omission of any other trustee hereunder and such appointment shall not, and shall not be deemed to, constitute any such separate trustee or co-trustee as agent of the Trustee;

             (iii) The Trustee may at any time accept the resignation of or remove any separate trustee or co-trustee; and

              (iv) The Master Servicer, and not the Trustee, shall be liable for the payment of reasonable compensation, reimbursement and indemnification to any such separate trustee or co-trustee.

          Any notice, request or other writing given to the Trustee shall be deemed to have been given to each of the separate trustees and co-trustees, when and as effectively as if given to each of them. Every instrument appointing any separate trustee or co-trustee shall refer to this Agreement and the conditions of this Article VIII. Each separate trustee and co-trustee, upon its acceptance of the trusts conferred, shall be vested with the estates or property specified in its instrument of appointment, either jointly with the Trustee or separately, as may be provided therein, subject to all the provisions of this Agreement, specifically including every provision of this Agreement relating to the conduct of, affecting the liability of, or affording protection to, the Trustee. Every such instrument shall be filed with the Trustee and a copy thereof given to the Master Servicer and the Depositor.

          Any separate trustee or co-trustee may, at any time, constitute the Trustee its agent or attorney-in-fact, with full power and authority, to the extent not prohibited by law, to do any lawful act under or in respect of this Agreement on its behalf and in its name. If any separate trustee or co-trustee shall die, become incapable of acting, resign or be removed, all of its estates, properties, rights, remedies and trusts shall vest in and be exercised by the Trustee, to the extent permitted by law, without the appointment of a new or successor trustee.

          SECTION 8.11.  Tax Matters.
                         -----------

          It is intended that the assets with respect to which any REMIC election pertaining to the Trust Fund is to be made, as set forth in the Preliminary Statement, shall constitute, and that the conduct of matters relating to such assets shall be such as to qualify such assets as, a "real estate mortgage investment conduit" as defined in and in accordance with the REMIC Provisions. In furtherance of such intention, the Trustee covenants and agrees that it shall act as agent (and the Trustee is hereby appointed to act as agent) on behalf of any such REMIC and that in such capacity it shall:
(a) prepare and file, or cause to be prepared and filed, in a timely manner, a U.S. Real Estate Mortgage Investment Conduit Income Tax Return (Form 1066 or any successor form adopted by the Internal Revenue Service) and prepare and file or cause to be prepared and filed with the Internal Revenue Service and applicable state or local tax authorities income tax or information returns for each taxable year with respect to any such REMIC, containing such information and at the times and in the manner as may be required by the Code or state or local tax laws, regulations, or rules, and furnish or cause to be furnished to Certificateholders the schedules, statements or information at such times and in such manner as may be required thereby; (b) within thirty days of the Closing Date, furnish or cause to be furnished to the Internal Revenue Service, on Forms 8811 or as otherwise may be required by the Code, the name, title, address, and telephone number of the person that the holders of the Certificates may contact for tax information relating thereto, together with such additional information as may be required by such Form, and update such information at the time or times in the manner required by the Code; (c) make or cause to be made an election that such assets be treated as a REMIC on the federal tax return for its first taxable year (and, if necessary, under applicable state law); (d) prepare and forward, or cause to be prepared and forwarded, to the Certificateholders and to the Internal Revenue Service and, if necessary, state tax authorities, all information returns and reports as and when required to be provided to them in accordance with the REMIC Provisions, including without limitation, the calculation of any original issue discount using the Prepayment Assumption; (e) provide information necessary for the computation of tax imposed on the transfer of a Residual Certificate to a Person that is not a Permitted Transferee, or an agent (including a broker, nominee or other middleman) of a Non-Permitted Transferee, or a pass-through entity in which a Non-Permitted Transferee is the record holder of an interest (the reasonable cost of computing and furnishing such information may be charged to the Person liable for such tax); (f) to the extent that they are under its control, conduct matters relating to such assets at all times that any Certificates are outstanding so as to maintain the status as a REMIC under the REMIC Provisions; (g) not knowingly or intentionally take any action or omit to take any action that would cause the termination of the REMIC status; (h) pay, from the sources specified in the last paragraph of this Section 8.11, the amount of any federal or state tax, including prohibited transaction taxes as described below, imposed on such REMIC prior to its termination when and as the same shall be due and payable (but such obligation shall not prevent the Trustee or any other appropriate Person from contesting any such tax in appropriate proceedings and shall not prevent the Trustee from withholding payment of such tax, if permitted by law, pending the outcome of such proceedings);
(i) ensure that federal, state or local income tax or information returns shall be signed by the Trustee or such other person as may be required to sign such returns by the Code or state or local laws, regulations or rules;
(j) maintain records relating to such REMIC, including but not limited to the income, expenses, assets and liabilities thereof and the fair market value and adjusted basis of the assets determined at such intervals as may be required by the Code, as may be necessary to prepare the foregoing returns, schedules, statements or information; and (k) as and when necessary and appropriate, represent such REMIC in any administrative or judicial proceedings relating to an examination or audit by any governmental taxing authority, request an administrative adjustment as to any taxable year of such REMIC, enter into settlement agreements with any governmental taxing agency, extend any statute of limitations relating to any tax item of such REMIC, and otherwise act on behalf of such REMIC in relation to any tax matter or controversy involving it.

          In order to enable the Trustee to perform its duties as set forth herein, the Depositor shall provide, or cause to be provided, to the Trustee within ten (10) days after the Closing Date all information or data that the Trustee requests in writing and determines to be relevant for tax purposes to the valuations and offering prices of the Certificates, including, without limitation, the price, yield, prepayment assumption and projected cash flows of the Certificates and the Mortgage Loans. Thereafter, the Depositor shall provide to the Trustee promptly upon written request therefor any such additional information or data that the Trustee may, from time to time, reasonably request in order to enable the Trustee to perform its duties as set forth herein. The Depositor hereby indemnifies the Trustee for any losses, liabilities, damages, claims or expenses of the Trustee arising from any errors or miscalculations of the Trustee that result from any failure of the Depositor to provide, or to cause to be provided, accurate information or data to the Trustee on a timely basis.

          In the event that any tax is imposed on "prohibited transactions" of such REMIC as defined in Section 860F(a)(2) of the Code, on the "net income from foreclosure property" of such REMIC as defined in Section 860G(c) of the Code, on any contribution to such REMIC after the Startup Day pursuant to Section 860G(d) of the Code, or any other tax is imposed, including, without limitation, any minimum tax imposed upon such REMIC pursuant to Sections 23153 and 24874 of the California Revenue and Taxation Code, if not paid as otherwise provided for herein, such tax shall be paid by (i) the Trustee, if any such other tax arises out of or results from a breach by the Trustee of any of its obligations under this Agreement, (ii) the Master Servicer or the Seller, in the case of any such minimum tax, if such tax arises out of or results from a breach by the Master Servicer or Seller of any of their obligations under this Agreement or (iii) the Seller, if any such tax arises out of or results from the Seller's obligation to repurchase a Mortgage Loan pursuant to Section 2.02 or 2.03 or (iv) in all other cases, or in the event that the Trustee, the Master Servicer or the Seller fails to honor its obligations under the preceding clauses (i), (ii) or (iii), any such tax will be paid with amounts otherwise to be distributed to the Certificateholders, as provided in Section 3.11(b).

          SECTION 8.12.  Periodic Filings.
                         ----------------

          Pursuant to written instructions from the Depositor, the Trustee shall prepare, execute and file all periodic reports required under the Securities Exchange Act of 1934 in conformity with the terms of the relief granted to the Depositor in CWMBS, Inc. (February 3, 1994), a copy of which has been supplied to the Trustee by the Issuer. In connection with the preparation and filing of such periodic reports, the Depositor and the Master Servicer shall timely provide to the Trustee all material information available to them which is required to be included in such reports and not known to them to be in the possession of the Trustee and such other information as the Trustee reasonably may request from either of them and otherwise reasonably shall cooperate with the Trustee. The Trustee shall have no liability with respect to any failure to properly prepare or file such periodic reports resulting from or relating to the Trustee's inability or failure to obtain any information not resulting from its own negligence or willful misconduct.

          SECTION 8.13.  Corresponding Classes.
                         ---------------------

     The assets of the Master REMIC shall consist of the regular interests
issued by the Tier Five REMIC.   The Class AF-1, Class AF-2, Class AF-3,
Class AF-4, Class AF-5, Class AF-X, Class MF-1, Class MF-2, Class BF, Class OC-1, Class AV-1, Class MV-1, Class MV-2, Class BV, and Class OC-2 Certificates (except for the rights of the Class AF-1 and the Loan Group 2 Certificates to receive payments of Basis Risk Shortfall Amounts) shall be designated as regular interests (within the meaning of Code Section 860G(a)(1)) of the Master REMIC and the Class MR interest, the beneficial ownership of which is represented by the Class R Certificate, shall be designated as the sole class of residual interest in the Master REMIC. The start-up day of the Master REMIC shall be the Closing Date and the latest possible maturity date of the each regular interest issued by the Master REMIC shall be the Latest Possible Maturity Date.

     The interest the Class OC-1 Certificates shall be entitled to receive shall be the 100% of the Class T5-SF1, Class T5-SF2 and Class T5-SF3 interests in addition to (i) the interest on the Class T5-AF1 in excess of the rate on the Class AF-1 Certificates of the Master REMIC, (ii) the interest on the Class T5-AF2 in excess of the rate on the Class AF-2 Certificates of the Master REMIC, (iii) the interest on the Class T5-AF3 in excess of the rate on the Class AF-3 Certificates of the Master REMIC, (iv) the interest on the Class T5-AF4 in excess of the rate on the Class AF-4 Certificates of the Master REMIC, (v) the interest on the Class T5-AF5 in excess of the rate on the Class AF-5 Certificates of the Master REMIC, (vi) the interest on the Class T5-MF1 in excess of the rate on the Class MF-1 Certificates of the Master REMIC, (vii) the interest on the Class T5-MF2 in excess of the rate on the Class MF-2 Certificates of the Master REMIC. Any amounts in excess of the amounts needed to the pay the Fixed Rate Certificates and the Class OC-1 Certificates shall first be used to pay the Extra Master Servicing Fee and then shall be distributed to the Class R Certificateholder as beneficial owner of the Class MR interest.

     The interest the Class OC-2 Certificates shall be entitled to receive shall be the 100% of the Class T5-SV1, Class T5-SV2 and Class T5-SV3 interests in addition to (i) the interest on the Class T5-AV in excess of the rate on the Class AV-1 Certificates of the Master REMIC, (vi) the interest on the Class T5-MV1 in excess of the rate on the Class MV-1 Certificate of the Master REMIC, (vii) the interest on the Class T5-MV2 in excess of the rate on the Class MV-1 Certificates of the Master REMIC. Any amounts in excess of the amounts need to the pay the Floating Rate Certificates and the Class OC-2 Certificates shall first be used to pay the Extra Master Servicing Fee and then shall be distributed to the Class R Certificateholder as beneficial owner of the Class MR interest.


                                 ARTICLE IX

                                 TERMINATION


          SECTION 9.01.  Termination upon Liquidation or Purchase of the
                         -----------------------------------------------
                         Mortgage Loans.
                         --------------

          Subject to Section 9.03, the obligations and responsibilities of the Depositor, the Master Servicer and the Trustee created hereby with respect to the Trust Fund shall terminate upon the earlier of (a) the purchase by the Master Servicer of all Mortgage Loans (and REO Properties) remaining in the related Loan Group at the price equal to the sum of (i) 100% of the Stated Principal Balance of each Mortgage Loan in such Loan Group (other than in respect of REO Property) plus one month's accrued interest thereon at the applicable Adjusted Mortgage Rate and (ii) the lesser of (x) the appraised value of any REO Property in such Loan Group as determined by the higher of two appraisals completed by two independent appraisers selected by the Master Servicer at the expense of the Master Servicer and (y) the Stated Principal Balance of each Mortgage Loan in such Loan Group related to any REO Property, in each case plus accrued and unpaid interest thereon at the applicable Adjusted Mortgage Rate and (b) the later of (i) the maturity or other liquidation (or any Advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund and the disposition of all REO Property and (ii) the distribution to Certificateholders of all amounts required to be distributed to them pursuant to this Agreement. In no event shall the trusts created hereby continue beyond the earlier of (i) the expiration of 21 years from the death of the survivor of the descendants of Joseph P. Kennedy, the late Ambassador of the United States to the Court of St. James's, living on the date hereof and (ii) the Latest Possible Maturity Date.

          The right to repurchase all Mortgage Loans and REO Properties in a Loan Group pursuant to clause (a) above shall be conditioned upon the aggregate Stated Principal Balance of the Mortgage Loans in such Loan Group, at the time of any such repurchase, aggregating ten percent or less of the aggregate Cut-off Date Principal Balance of the Mortgage Loans in such Loan Group.

          SECTION 9.02.  Final Distribution on the Certificates.
                         --------------------------------------

          If on any Determination Date, the Master Servicer determines that there are no Outstanding Mortgage Loans and no other funds or assets in the Trust Fund other than the funds in the Certificate Account, the Master Servicer shall direct the Trustee promptly to send a final distribution notice to each Certificateholder. If the Master Servicer elects to terminate the Trust Fund pursuant to clause (a) of Section 9.01, at least 20 days prior to the date notice is to be mailed to the affected Certificateholders the Master Servicer shall notify the Depositor and the Trustee of the date the Master Servicer intends to terminate the Trust Fund and of the applicable repurchase price of the Mortgage Loans and REO Properties.

          Notice of any termination of the Trust Fund, specifying the Distribution Date on which Certificateholders may surrender their Certificates for payment of the final distribution and cancellation, shall be given promptly by the Trustee by letter to Certificateholders mailed not earlier than the 15th day and not later than the 10th day of the month next preceding the month of such final distribution. Any such notice shall specify (a) the Distribution Date upon which final distribution on the Certificates will be made upon presentation and surrender of Certificates at the office therein designated, (b) the amount of such final distribution, (c) the location of the office or agency at which such presentation and surrender must be made, and (d) that the Record Date otherwise applicable to such Distribution Date is not applicable, distributions being made only upon presentation and surrender of the Certificates at the office therein speci-fied. The Master Servicer will give such notice to each Rating Agency at the time such notice is given to Certificateholders.

          In the event such notice is given, the Master Servicer shall cause all funds in the Certificate Account to be remitted to the Trustee for deposit in the Distribution Account on the Business Day prior to the applicable Distribution Date in an amount equal to the final distribution in respect of the Certificates. Upon such final deposit with respect to the Trust Fund and the receipt by the Trustee of a Request for Release therefor, the Trustee shall promptly release to the Master Servicer the Mortgage Files for the Mortgage Loans.

          Upon presentation and surrender of the Certificates, the Trustee shall cause to be distributed to the Certificateholders of each Class, in each case on the final Distribution Date and in the order set forth in
Section 4.02, in proportion to their respective Percentage Interests, with respect to Certificateholders of the same Class, an amount equal to (i) as to each Class of Regular Certificates, the Certificate Balance thereof plus accrued interest thereon (or on their Notional Amount, if applicable) in the case of an interest-bearing Certificate and (ii) as to the Residual Certificates, the amount, if any, which remains on deposit in the Distribution Account (other than the amounts retained to meet claims) after application pursuant to clause (i) above.

          In the event that any affected Certificateholders shall not surrender Certificates for cancellation within six months after the date specified in the above mentioned written notice, the Trustee shall give a second written notice to the remaining Certificateholders to surrender their Certificates for cancellation and receive the final distribution with respect thereto. If within six months after the second notice all the applicable Certificates shall not have been surrendered for cancellation, the Trustee may take appropriate steps, or may appoint an agent to take appropriate steps, to contact the remaining Certificateholders concerning surrender of their Certificates, and the cost thereof shall be paid out of the funds and other assets which remain a part of the Trust Fund. If within one year after the second notice all Certificates shall not have been surrendered for cancellation, the Class R Certificateholders shall be entitled to all unclaimed funds and other assets of the Trust Fund which remain subject hereto.

          SECTION 9.03.  Additional Termination Requirements.
                         -----------------------------------

          (a) In the event the Master Servicer exercises its purchase option with respect to the Mortgage Loans in a Loan Group as provided in Section
9.01 at such time as the Mortgage Loan in the other Loan Group are no longer part of the Trust Fund, the Trust Fund shall be terminated in accordance with the following additional requirements, unless the Trustee has been supplied with an Opinion of Counsel, at the expense of the Master Servicer, to the effect that the failure to comply with the requirements of this Section 9.03 will not (i) result in the imposition of taxes on "prohibited transactions" on either REMIC as defined in Section 860F of the Code, or (ii) cause the Trust Fund to fail to qualify as a REMIC at any time that any Certificates are outstanding:

               (1) Within 90 days prior to the final Distribution Date set forth in the notice given by the Master Servicer under Section 9.02, the Master Servicer shall prepare and the Trustee, at the expense of the "tax matters person", shall adopt a plan of complete liquidation within the meaning of Section 860F(a)(4) of the Code which, as evidenced by an Opinion of Counsel (which opinion shall not be an expense of the Trustee, the Tax Matters Person or the Trust Fund), meets the requirements of a qualified liquidation; and

               (2) Within 90 days after the time of adoption of such a plan of complete liquidation, the Trustee shall sell all of the assets of the Trust Fund to the Master Servicer for cash in accordance with Section 9.01.

          (b) The Trustee as agent for each REMIC hereby agrees to adopt and sign such a plan of complete liquidation upon the written request of the Master Servicer, and the receipt of the Opinion of Counsel referred to in
Section 9.03(a)(1) and to take such other action in connection therewith as may be reasonably requested by the Master Servicer.

          (c) By their acceptance of the Certificates, the Holders thereof hereby authorize the Master Servicer to prepare and the Trustee to adopt and sign a plan of complete liquidation.


                                  ARTICLE X

                           MISCELLANEOUS PROVISIONS

          SECTION 10.01. Amendment.
                         ---------

          This Agreement may be amended from time to time by the Depositor, the Master Servicer and the Trustee without the consent of any of the Certificateholders to cure any ambiguity, or to correct or supplement any provisions herein, or to make such other provisions with respect to matters or questions arising under this Agreement as shall not be inconsistent with any other provisions herein; provided that such
                                                  --------
action shall not,
as evidenced by an Opinion of Counsel (which Opinion of Counsel shall not be an expense of the Trustee or the Trust Fund), adversely affect in any material respect the interests of any Certificateholder; provided, however,
                                                         --------  -------
however, that no such Opinion of Counsel shall be required if the Person requesting the amendment obtains a letter from each Rating Agency stating that the amendment would not result in the downgrading or withdrawal of the respective ratings then assigned to the Certificates; it being understood and agreed that any such letter in and of itself will not represent a determination as to the materiality of any such amendment and will represent a determination only as to the credit issues affecting any such rating. The Trustee, the Depositor and the Master Servicer also may at any time and from time to time amend this Agreement without the consent of the Certificateholders to modify, eliminate or add to any of its provisions to such extent as shall be necessary or helpful to maintain the qualification of any REMIC as a REMIC under the Code or to avoid or minimize the risk of the imposition of any tax on any REMIC pursuant to the Code that would be a claim at any time prior to the final redemption of the Certificates, provided that the Trustee have been provided an
                      --------
Opinion of Counsel, which opinion shall be an expense of the party requesting such opinion but in any case shall not be an expense of the Trustee or the Trust Fund, to the effect that such action is necessary or helpful to maintain such qualification or to avoid or minimize the risk of the imposition of such a tax.

          This Agreement may also be amended from time to time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of a Majority in Interest of each Class of Certificates affected thereby for the purpose of adding any provisions to or changing in any manner or eliminating any of the provisions of this Agreement or of modifying in any manner the rights of the Holders of Certificates; provided, however, that no
such amendment shall (i) reduce in any manner     --------  -------
the amount of, or delay the timing of, payments required to be distributed on any Certificate without the consent of the Holder of such Certificate, (ii) adversely affect in any material respect the interests of the Holders of any Class of Certificates in a manner other than as described in (i), without the consent of the Holders of Certificates of such Class evidencing, as to such Class, Percentage Interests aggregating 66%, or (iii) reduce the aforesaid percentages of Certificates the Holders of which are required to consent to any such amendment, without the consent of the Holders of all such Certificates then outstanding.

          Notwithstanding any contrary provision of this Agreement, the Trustee shall not consent to any amendment to this Agreement unless it shall have first received an Opinion of Counsel, which opinion shall not be an expense of the Trustee or the Trust Fund, to the effect that such amendment will not cause the imposition of any tax on any REMIC or the Certificateholders or cause any REMIC to fail to qualify as a REMIC at any time that any Certificates are outstanding.

          Promptly after the execution of any amendment to this Agreement requiring the consent of Certificateholders, the Trustee shall furnish written notification of the substance or a copy of such amendment to each Certificateholder and each Rating Agency.

          It shall not be necessary for the consent of Certificateholders under this Section 10.01 to approve the particular form of any proposed amendment, but it shall be sufficient if such consent shall approve the substance thereof. The manner of obtaining such consents and of evidencing the authorization of the execution thereof by Certificateholders shall be subject to such reasonable regulations as the Trustee may prescribe.

          Nothing in this Agreement shall require the Trustee to enter into an amendment without receiving an Opinion of Counsel (which Opinion shall not be an expense of the Trustee or the Trust Fund), satisfactory to the Trustee that (i) such amendment is permitted and is not prohibited by this Agreement and that all requirements for amending this Agreement have been complied with; and (ii) either (A) the amendment does not adversely affect in any material respect the interests of any Certificateholder or (B) the conclusion set forth in the immediately preceding clause (A) is not required to be reached pursuant to this Section 10.01.

          SECTION 10.02. Recordation of Agreement; Counterparts.
                         --------------------------------------

          This Agreement is subject to recordation in all appropriate public offices for real property records in all the counties or other comparable jurisdictions in which any or all of the properties subject to the Mortgages are situated, and in any other appropriate public recording office or elsewhere, such recordation to be effected by the Master Servicer at its expense, but only upon direction by the Trustee accompanied by an Opinion of Counsel to the effect that such recordation materially and beneficially affects the interests of the Certificateholders.

          For the purpose of facilitating the recordation of this Agreement as herein provided and for other purposes, this Agreement may be executed simultaneously in any number of counterparts, each of which counterparts shall be deemed to be an original, and such counterparts shall constitute but one and the same instrument.

          SECTION 10.03. Governing Law.
                         -------------

          THIS AGREEMENT SHALL BE CONSTRUED IN ACCORDANCE WITH AND GOVERNED BY THE SUBSTANTIVE LAWS OF THE STATE OF NEW YORK APPLICABLE TO AGREEMENTS MADE AND TO BE PERFORMED IN THE STATE OF NEW YORK AND THE OBLIGATIONS, RIGHTS AND REMEDIES OF THE PARTIES HERETO AND THE CERTIFICATEHOLDERS SHALL BE DETERMINED IN ACCORDANCE WITH SUCH LAWS.

          SECTION 10.04. Intention of Parties.
                         --------------------

          It is the express intent of the parties hereto that the conveyance
(i) of the Mortgage Loans by the Seller to the Depositor and (ii) of the Trust Fund by the Depositor to the Trustee each be, and be construed as, an absolute sale thereof. It is, further, not the intention of the parties that such conveyances be deemed a pledge thereof. However, in the event that, notwithstanding the intent of the parties, such assets are held to be the property of the Seller or Depositor, as the case may be, or if for any other reason this Agreement is held or deemed to create a security interest in either such assets, then (i) this Agreement shall be deemed to be a security agreement within the meaning of the Uniform Commercial Code of the State of New York and (ii) the conveyances provided for in this Agreement shall be deemed to be an assignment and a grant (i) by the Seller to the Depositor or
(ii) by the Depositor to the Trustee, for the benefit of the Certificateholders, of a security interest in all of the assets transferred, whether now owned or hereafter acquired.

          The Seller and the Depositor for the benefit of the Certificateholders shall, to the extent consistent with this Agreement, take such actions as may be necessary to ensure that, if this Agreement were deemed to create a security interest in the Trust Fund, such security interest would be deemed to be a perfected security interest of first priority under applicable law and will be maintained as such throughout the term of the Agreement. The Depositor shall arrange for filing any Uniform Commercial Code continuation statements in connection with any security interest granted or assigned to the Trustee for the benefit of the Certificateholders.

          SECTION 10.05. Notices.
                         -------

          (a) The Trustee shall use its best efforts to promptly provide notice to each Rating Agency with respect to each of the following of which it has actual knowledge:

          1.  Any material change or amendment to this Agreement;

          2.  The occurrence of any Event of Default that has not been cured;

          3. The resignation or termination of the Master Servicer or the Trustee and the appointment of any successor;

          4.  The repurchase or substitution of Mortgage Loans pursuant to
Section 2.03; and

          5.  The final payment to Certificateholders.

          In addition, the Trustee shall promptly furnish to each Rating Agency copies of the following:

          1.  Each report to Certificateholders described in Section 4.03;

          2.  Each annual statement as to compliance described in Section
3.16;

          3. Each annual independent public accountants' servicing report described in Section 3.17; and

          4. Any notice of a purchase of a Mortgage Loan pursuant to Section 2.02, 2.03 or 3.11.

          (b) All directions, demands and notices hereunder shall be in writing and shall be deemed to have been duly given when delivered to (a) in the case of the Depositor, CWMBS, Inc., 4500 Park Granada, Calabassas, California 91302, Attention: David A. Spector, (b) in the case of the Master Servicer, IndyMac, Inc., 155 North Lake Avenue, Pasadena, California 91101,
Attention: Michael W. Perry or such other address as may be hereafter furnished to the Depositor and the Trustee by the Master Servicer in writing,
(c) in the case of the Trustee, The Bank of New York, 101 Barclay Street, 12W, New York, New York 10286, Attention: Mortgage-Backed Securities Group, Series SPMD 1997-A, or such other address as the Trustee may hereafter furnish to the Depositor or Master Servicer; and (d) in the case of each of the Rating Agencies, the address specified therefor in the definition corresponding to the name of such Rating Agency. Notices to Certificateholders shall be deemed given when mailed, first class postage prepaid, to their respective addresses appearing in the Certificate Register.

          SECTION 10.06. Severability of Provisions.
                         --------------------------

          If any one or more of the covenants, agreements, provisions or terms of this Agreement shall be for any reason whatsoever held invalid, then such covenants, agreements, provisions or terms shall be deemed severable from the remaining covenants, agreements, provisions or terms of this Agreement and shall in no way affect the validity or enforceability of the other provisions of this Agreement or of the Certificates or the rights of the Holders thereof.

          SECTION 10.07. Assignment.
                         ----------

          Notwithstanding anything to the contrary contained herein, except as provided in Section 6.02, this Agreement may not be assigned by the Master Servicer without the prior written consent of the Trustee and Depositor.

          SECTION 10.08. Limitation on Rights of Certificateholders.
                         ------------------------------------------

          The death or incapacity of any Certificateholder shall not operate to terminate this Agreement or the trust created hereby, nor entitle such Certificateholder's legal representative or heirs to claim an accounting or to take any action or commence any proceeding in any court for a petition or winding up of the trust created hereby, or otherwise affect the rights, obligations and liabilities of the parties hereto or any of them.

          No Certificateholder shall have any right to vote (except as provided herein) or in any manner otherwise control the operation and management of the Trust Fund, or the obligations of the parties hereto, nor shall anything herein set forth or contained in the terms of the Certificates be construed so as to constitute the Certificateholders from time to time as partners or members of an association; nor shall any Certificateholder be under any liability to any third party by reason of any action taken by the parties to this Agreement pursuant to any provision hereof.

          No Certificateholder shall have any right by virtue or by availing itself of any provisions of this Agreement to institute any suit, action or proceeding in equity or at law upon or under or with respect to this Agreement, unless such Holder previously shall have given to the Trustee a written notice of an Event of Default and of the continuance thereof, as herein provided, and unless the Holders of Certificates evidencing not less than 25% of the Voting Rights evidenced by the Certificates shall also have made written request to the Trustee to institute such action, suit or proceeding in its own name as Trustee hereunder and shall have offered to the Trustee such reasonable indemnity as it may require against the costs, expenses, and liabilities to be incurred therein or thereby, and the Trustee, for 60 days after its receipt of such notice, request and offer of indemnity shall have neglected or refused to institute any such action, suit or proceeding; it being understood and intended, and being expressly covenanted by each Certificateholder with every other Certificateholder and the Trustee, that no one or more Holders of Certificates shall have any right in any manner whatever by virtue or by availing itself or themselves of any provisions of this Agreement to affect, disturb or prejudice the rights of the Holders of any other of the Certificates, or to obtain or seek to obtain priority over or preference to any other such Holder or to enforce any right under this Agreement, except in the manner herein provided and for the common benefit of all Certificateholders. For the protection and enforcement of the provisions of this Section 10.08, each and every Certificateholder and the Trustee shall be entitled to such relief as can be given either at law or in equity.

          SECTION 10.09. Inspection and Audit Rights.
                         ---------------------------

          The Master Servicer agrees that, on reasonable prior notice, it will permit and will cause each Subservicer to permit any representative of the Depositor or the Trustee during the Master Servicer's normal business hours, to examine all the books of account, records, reports and other papers of the Master Servicer relating to the Mortgage Loans, to make copies and extracts therefrom, to cause such books to be audited by independent certified public accountants selected by the Depositor or the Trustee and to discuss its affairs, finances and accounts relating to the Mortgage Loans with its officers, employees and independent public accountants (and by this provision the Master Servicer hereby authorizes said accountants to discuss with such representative such affairs, finances and accounts), all at such reasonable times and as often as may be reasonably requested. Any out-of-pocket expense incident to the exercise by the Depositor or the Trustee of any right under this Section 10.09 shall be borne by the party requesting such inspection; all other such expenses shall be borne by the Master Servicer or the related Subservicer.

          SECTION 10.10. Certificates Nonassessable and Fully Paid.
                         -----------------------------------------

          It is the intention of the Depositor that Certificate-holders shall not be personally liable for obligations of the Trust Fund, that the interests in the Trust Fund represented by the Certificates shall be nonassessable for any reason whatsoever, and that the Certificates, upon due authentication thereof by the Trustee pursuant to this Agreement, are and shall be deemed fully paid.

                       *     *     *     *     *     *


          IN WITNESS WHEREOF, the Depositor, the Trustee, the Seller and the Master Servicer have caused their names to be signed hereto by their respective officers thereunto duly authorized as of the day and year first above written.


                         CWMBS, INC.
                           as Depositor


                         By:
                              --------------------------------
                              Name:
                              Title:



                         THE BANK OF NEW YORK,
                           as Trustee


                         By:
                              --------------------------------
                              Name:
                              Title:



                         INDYMAC, INC.
                           as Seller and Master Servicer


                         By:
                              --------------------------------
                              Name:
                              Title:




                                  SCHEDULE I

                            Mortgage Loan Schedule
                      (Delivered at Closing to Trustee)




                                 SCHEDULE II

                                 CWMBS, Inc.
                      Mortgage Pass-Through Certificates
                              Series SPMD 1997-A

        Representations and Warranties of the Seller/Master Servicer
        ------------------------------------------------------------

          Indy Mac, Inc. ("IndyMac") hereby makes the representations and warranties set forth in this Schedule II to the Depositor and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule II shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among IndyMac, as seller and master servicer, CWMBS, Inc., as depositor, and The Bank of New York, as trustee.

               (1) IndyMac is duly organized as a Delaware corporation and is validly existing and in good standing under the laws of the State of Delaware and is duly authorized and qualified to transact any and all business contemplated by the Pooling and Servicing Agreement to be conducted by IndyMac in any state in which a Mortgaged Property is located or is otherwise not required under applicable law to effect such qualification and, in any event, is in compliance with the doing business laws of any such state, to the extent necessary to ensure its ability to enforce each Mortgage Loan, to service the Mortgage Loans in accordance with the terms of the Pooling and Servicing Agreement and to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

               (2) IndyMac has the full corporate power and authority to sell and service each Mortgage Loan, and to execute, deliver and perform, and to enter into and consummate the transactions contemplated by the Pooling and Servicing Agreement and has duly authorized by all necessary corporate action on the part of IndyMac the execution, delivery and performance of the Pooling and Servicing Agreement; and the Pooling and Servicing Agreement, assuming the due authorization, execution and delivery thereof by the other parties thereto, constitutes a legal, valid and binding obligation of IndyMac, enforceable against IndyMac in accordance with its terms, except that (a) the enforceability thereof may be limited by bankruptcy, insolvency, moratorium, receiver-ship and other similar laws relating to creditors' rights generally and
     (b) the remedy of specific performance and injunctive and other forms of equitable relief may be subject to equitable defenses and to the discretion of the court before which any proceeding therefor may be brought.

               (3) The execution and delivery of the Pooling and Servicing Agreement by IndyMac, the sale and servicing of the Mortgage Loans by IndyMac under the Pooling and Servicing Agreement, the consummation of any other of the transactions contemplated by the Pooling and Servicing Agreement, and the fulfillment of or compliance with the terms thereof are in the ordinary course of business of IndyMac and will not (A) result in a material breach of any term or provision of the charter or by-laws of IndyMac or (B) materially conflict with, result in a material breach, violation or acceleration of, or result in a material default under, the terms of any other material agreement or instrument to which IndyMac is a party or by which it may be bound, or (C) constitute a material violation of any statute, order or regulation applicable to IndyMac of any court, regulatory body, administrative agency or governmental body having jurisdiction over IndyMac; and IndyMac is not in breach or violation of any material indenture or other material agreement or instrument, or in violation of any statute, order or regulation of any court, regulatory body, administrative agency or governmental body having jurisdiction over it which breach or violation may materially impair IndyMac's ability to perform or meet any of its obligations under the Pooling and Servicing Agreement.

               (4) Each Servicer is an approved servicer of conventional mortgage loans for FNMA or FHLMC or is a mortgagee approved by the Secretary of Housing and Urban Development pursuant to Sections 203 and 211 of the National Housing Act.

               (5) No litigation is pending or, to the best of IndyMac's knowledge, threatened against IndyMac that would materially and adversely affect the execution, delivery or enforceability of the Pooling and Servicing Agreement or the ability of IndyMac to sell or service the Mortgage Loans or to perform any of its other obligations under the Pooling and Servicing Agreement in accordance with the terms thereof.

               (6) No consent, approval, authorization or order of any court or governmental agency or body is required for the execution, delivery and performance by IndyMac of, or compliance by IndyMac with, the Pooling and Servicing Agreement or the consummation of the transactions contemplated thereby, or if any such consent, approval, authorization or order is required, IndyMac has obtained the same.

               (7) IndyMac intends to treat the transfer of the Mortgage Loans to the Depositor as a sale for all tax, accounting and regulatory purposes.


                                 SCHEDULE III

                                 CWMBS, Inc.
                      Mortgage Pass-Through Certificates
                              Series SPMD 1997-A

          Representations and Warranties as to the Mortgage Loans
          -------------------------------------------------------

          IndyMac, Inc. ("IndyMac") hereby makes the representations and warranties set forth in this Schedule III to the Depositor and the Trustee, as of the Closing Date, or if so specified herein, as of the Cut-off Date. Capitalized terms used but not otherwise defined in this Schedule III shall have the meanings ascribed thereto in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series, among IndyMac, as seller and master servicer, CWMBS, Inc., as depositor, and The Bank of New York, as trustee.

               (1) The information set forth on Schedule I to the Pooling and Servicing Agreement with respect to each Mortgage Loan is true and correct in all material respects as of the Closing Date.

               (2) As of the Closing Date, all payments due with respect to each Mortgage Loan prior to the Cut-off Date have been made; and as of the Cut-off Date, no Mortgage Loan has been contractually delinquent for 30 or more days during the twelve months prior to the Cut-off Date.

               (3) No Mortgage Loan had a Loan-to-Value Ratio at origination in excess of 95%.

               (4) With respect to any Mortgage Loan that is not a Cooperative Loan, each Mortgage is a valid and enforceable first lien on the Mortgaged Property subject only to (a) the lien of nondelinquent current real property taxes and assessments, (b) covenants, conditions and restrictions, rights of way, easements and other matters of public record as of the date of recording of such Mortgage, such exceptions appearing of record being acceptable to mortgage lending institutions generally or specifically reflected in the appraisal made in connection with the origination of the related Mortgage Loan, and (c) other matters to which like properties are commonly subject which do not materially interfere with the benefits of the security intended to be provided by such Mortgage.

               (5) Immediately prior to the assignment of the Mortgage Loans to the Depositor, the Seller had good title to, and was the sole owner of, each Mortgage Loan free and clear of any pledge, lien, encumbrance or security interest and had full right and authority, subject to no interest or participation of, or agreement with, any other party, to sell and assign the same pursuant to the Pooling and Servicing Agreement.

               (6) There is no delinquent tax or assessment lien against any Mortgaged Property.

               (7) There is no valid offset, defense or counterclaim to any Mortgage Note or Mortgage, including the obligation of the Mortgagor to pay the unpaid principal of or interest on such Mortgage Note.

               (8) There are no mechanics' liens or claims for work, labor or material affecting any Mortgaged Property which are or may be a lien prior to, or equal with, the lien of such Mortgage, except those which are insured against by the title insurance policy referred to in item
     (12) below.

               (9) To the best of the Seller's knowledge, each Mortgaged Property is free of material damage, and is in good repair.

               (10) Each Mortgage Loan at origination complied in all material respects with applicable state and federal laws, including, without limitation, usury, equal credit opportunity, real estate settlement procedures, truth-in-lending and disclosure laws, and consummation of the transactions contemplated hereby will not involve the violation of any such laws.

               (11) As of the Closing Date, neither the Seller nor any prior holder of any Mortgage has modified the Mortgage in any material respect (except that a Mortgage Loan may have been modified by a written instrument which has been recorded or submitted for recordation, if necessary, to protect the interests of the Certificateholders and which has been delivered to the Trustee); satisfied, cancelled or subordinated such Mortgage in whole or in part; released the related Mortgaged Property in whole or in part from the lien of such Mortgage; or executed any instrument of release, cancellation, modification or satisfaction with respect thereto.

               (12) A lender's policy of title insurance together with a condominium endorsement and extended coverage endorsement, if applicable, in an amount at least equal to the Cut-off Date Stated Principal Balance of each such Mortgage Loan or a commitment (binder) to issue the same was effective on the date of the origination of each Mortgage Loan, each such policy is valid and remains in full force and effect, and each such policy was issued by a title insurer qualified to do business in the jurisdiction where the Mortgaged Property is located and acceptable to FNMA or FHLMC and is in a form acceptable to FNMA or FHLMC, which policy insures the Seller and successor owners of indebted-ness secured by the insured Mortgage, as to the first priority lien of the Mortgage subject to the exceptions set forth in paragraph (4) above; to the best of the Seller's knowledge, no claims have been made under such mortgage title insurance policy and no prior holder of the related Mortgage, including the Seller, has done, by act or omission, anything which would impair the coverage of such mortgage title insurance policy.

               (13) Each Mortgage Loan was originated by an entity that satisfied at the time of origination the requirements of Section 3(a)(41) of the Securities Exchange Act of 1934, as amended.

               (14) To the best of the Seller's knowledge, all of the improvements which were included for the purpose of determining the Appraised Value of the Mortgaged Property lie wholly within the boundaries and building restriction lines of such property, and no improvements on adjoining properties encroach upon the Mortgaged Property.

               (15) To the best of the Seller's knowledge, no improvement located on or being part of the Mortgaged Property is in violation of any applicable zoning law or regulation. To the best of the Seller's knowledge, all inspections, licenses and certificates required to be made or issued with respect to all occupied portions of the Mortgaged Property and, with respect to the use and occupancy of the same, including but not limited to certificates of occupancy and fire under-writing certificates, have been made or obtained from the appropriate authorities, unless the lack thereof would not have a material adverse effect on the value of such Mortgaged Property, and the Mortgaged Property is lawfully occupied under applicable law.

               (16) The Mortgage Note and the related Mortgage are genuine, and each is the legal, valid and binding obligation of the maker thereof, enforceable in accordance with its terms and under applicable law. To the best of the Seller's knowledge, all parties to the Mortgage Note and the Mortgage had legal capacity to execute the Mortgage Note and the Mortgage and each Mortgage Note and Mortgage have been duly and properly executed by such parties.

               (17) The proceeds of the Mortgage Loan have been fully disbursed, there is no requirement for future advances thereunder and any and all requirements as to completion of any on-site or off-site improvements and as to disbursements of any escrow funds therefor have been complied with. All costs, fees and expenses incurred in making, or closing or recording the Mortgage Loans were paid.

               (18) The related Mortgage contains customary and enforceable provisions which render the rights and remedies of the holder thereof adequate for the realization against the Mortgaged Property of the benefits of the security, including, (i) in the case of a Mortgage designated as a deed of trust, by trustee's sale, and (ii) otherwise by judicial foreclosure.

               (19) With respect to each Mortgage constituting a deed of trust, a trustee, duly qualified under applicable law to serve as such, has been properly designated and currently so serves and is named in such Mortgage, and no fees or expenses are or will become payable by the Certificateholders to the trustee under the deed of trust, except in connection with a trustee's sale after default by the Mortgagor.

               (20) Each Mortgage Note and each Mortgage is in substantially one of the forms acceptable to FNMA or FHLMC, with such riders as have been acceptable to FNMA or FHLMC, as the case may be.

               (21) There exist no deficiencies with respect to escrow deposits and payments, if such are required, for which customary arrangements for repayment thereof have not been made, and no escrow deposits or payments of other charges or payments due the Seller have been capitalized under the Mortgage or the related Mortgage Note.

               (22) The origination, underwriting and collection practices used by the Seller with respect to each Mortgage Loan have been in all respects legal, prudent and customary in the mortgage lending and servicing business.

               (23) There is no pledged account or other security other than real estate securing the Mortgagor's obligations.

               (24) No Mortgage Loan has a shared appreciation feature, or other contingent interest feature.

               (25) Each Mortgage Loan in Loan Group 1 contains a customary "due on sale" clause.

               (26) 206 of the Mortgage Loans in Loan Group 1 and 221 of the Mortgage Loans in Loan Group 2 provide for a prepayment penalty.

               (27) Except for 47 Mortgage Loans representing ___% of the Cut-off Date Principal Balance of the Mortgage Loans in Loan Group 1, and except for 73 Mortgage Loans, representing approximately ___% of the Cut-off Date Principal Balance of the Mortgage Loans in Loan Group 2, each Mortgage Loan which had a Loan-to-Value Ratio at origination in excess of 80% is the subject of a Primary Insurance Policy that insures that portion of the original principal balance of the related Mortgage Loan equal to the product of the original principal balance thereof and a fraction, the numerator of which is the excess of the original principal balance of the related Mortgage Loan over 75% of the lesser of the appraised value and selling price of the related Mortgaged Property and the denominator of which is the original principal balance of the related Mortgage Loan, plus accrued interest thereon and related foreclosure expenses. Each such Primary Insurance Policy is issued by a Qualified Insurer acceptable to each of the Rating Agencies. All provisions of any such Primary Insurance Policy have been and are being complied with, any such policy is in full force and effect, and all premiums due thereunder have been paid. Any Mortgage subject to any such Primary Insurance Policy obligates the Mortgagor thereunder to maintain such insurance and to pay all premiums and charges in connection therewith. The Mortgage Rate for each Mortgage Loan is net of any such insurance premium.

               (28) At the Cut-off Date, the improvements upon each Mortgaged Property are covered by a valid and existing hazard insurance policy with a generally acceptable carrier that provides for fire and extended coverage and coverage for such other hazards as are customary in the area where the Mortgaged Property is located in an amount which is at least equal to the lesser of (i) the maximum insurable value of the improvements securing such Mortgage Loan or (ii) the greater of (a) the outstanding principal balance of the Mortgage Loan and (b) an amount such that the proceeds of such policy shall be sufficient to prevent the Mortgagor and/or the mortgagee from becoming a co-insurer. If the Mortgaged Property is a condominium unit, it is included under the coverage afforded by a blanket policy for the condominium unit. All such individual insurance policies and all flood policies referred to in item (29) below contain a standard mortgagee clause naming the Seller or the original mortgagee, and its successors in interest, as mortgagee, and the Seller has received no notice that any premiums due and payable thereon have not been paid; the Mortgage obligates the Mortgagor thereunder to maintain all such insurance including flood insurance at the Mortgagor's cost and expense, and upon the Mortgagor's failure to do so, authorizes the holder of the Mortgage to obtain and maintain such insurance at the Mortgagor's cost and expense and to seek reimbursement therefor from the Mortgagor.

               (29) If the Mortgaged Property is in an area identified in the Federal Register by the Federal Emergency Management Agency as having special flood hazards, a flood insurance policy in a form meeting the requirements of the current guidelines of the Flood Insurance Administration is in effect with respect to such Mortgaged Property with a generally acceptable carrier in an amount representing coverage not less than the least of (A) the original outstanding principal balance of the Mortgage Loan, (B) the minimum amount required to compensate for damage or loss on a replacement cost basis, or (C) the maximum amount of insurance that is available under the Flood Disaster Protection Act of 1973, as amended.

               (30) To the best of the Seller's knowledge, there is no proceeding pending or threatened for the total or partial condemnation of any Mortgaged Property, nor is such a proceeding currently occurring.

               (31) There is no material monetary default existing under any Mortgage or the related Mortgage Note and, to the best of the Seller's knowledge, there is no material event which, with the passage of time or with notice and the expiration of any grace or cure period, would constitute a default, breach, violation or event of acceleration under the Mortgage or the related Mortgage Note; and the Seller has not waived any default, breach, violation or event of acceleration.

               (32) Other than with respect to Mortgaged Property underlying a Cooperative Loan, each Mortgaged Property is improved by a one- to four-family residential dwelling including condominium units and dwelling units in PUDs, which, to the best of Seller's knowledge, does not include mobile homes and does not constitute other than real property under state law.

               (33) Each Mortgage Loan is being serviced by the Master Servicer or a Servicer as provided in Section 3.02 of the Pooling and Servicing Agreement.

               (34) There is no obligation on the part of the Seller or any other party under the terms of the Mortgage or related Mortgage Note to make payments in addition to those made by the Mortgagor.

               (35) Any future advances made prior to the Cut-off Date have been consolidated with the outstanding principal amount secured by the Mortgage, and the secured principal amount, as consolidated, bears a single interest rate and single repayment term reflected on the Mortgage Loan Schedule. The consolidated principal amount does not exceed the original principal amount of the Mortgage Loan. The Mortgage Note does not permit or obligate the Master Servicer to make future advances to the Mortgagor at the option of the Mortgagor.

               (36) There are no defaults in complying with the terms of the Mortgage, and all taxes, governmental assessments, insurance premiums, water, sewer and municipal charges, leasehold payments or ground rents which previously became due and owing have been paid, or an escrow of funds has been established in an amount sufficient to pay for every such item which remains unpaid and which has been assessed, but is not yet due and payable. Except for (A) payments in the nature of escrow payments, and (B) interest accruing from the date of the Mortgage Note or date of disbursement of the Mortgage proceeds, whichever is later, to the day which precedes by one month the Due Date of the first install-ment of principal and interest, including without limitation taxes and insurance payments, the Seller has not advanced funds, or induced, solicited or knowingly received any advance of funds by a party other than the Mortgagor, directly or indirectly, for the payment of any amount required by the Mortgage.

               (37) Each Mortgage Loan was underwritten in all material respects in accordance with the Seller's underwriting guidelines as set forth in the Prospectus Supplement.

               (38) Prior to the approval of the Mortgage Loan application, an appraisal of the related Mortgaged Property was obtained from a qualified appraiser, duly appointed by the originator, who had no interest, direct or indirect in the Mortgaged Property or in any loan made on the security thereof, and whose compensation is not affected by the approval or disapproval of the Mortgage Loan; such appraisal is in a form acceptable to FNMA or FHLMC.

               (39) None of the Mortgage Loans is a graduated payment mortgage loan or a growing equity mortgage loan; nine of the Mortgage Loans are subject to buydown or similar arrangements.

               (40) Any leasehold estate securing a Mortgage Loan has a term of not less than five years in excess of the term of the related Mortgage Loan.

               (41) All of the Mortgage Loans have a payment date on or before the first day of the month of the first Distribution Date.

               (42) The Mortgage Loans, individually and in the aggregate, conform in all material respects to the descriptions thereof in the Prospectus Supplement.

               (43) None of the Mortgage Loans are Cooperative Loans.



                                 SCHEDULE IV

                          Planned Balance Schedules

                               (Not applicable)



                                  EXHIBIT A

                        (FORM OF CLASS A CERTIFICATE)

(UNLESS THIS CERTIFICATE IS PRESENTED BY AN AUTHORIZED REPRESENTATIVE OF THE DEPOSITORY TRUST COMPANY, A NEW YORK CORPORATION ("DTC"), TO THE ISSUER OR ITS AGENT FOR REGISTRATION OF TRANSFER, EXCHANGE, OR PAYMENT, AND ANY CERTIFICATE ISSUED IS REGISTERED IN THE NAME OF CEDE & CO. OR IN SUCH OTHER NAME AS IS REQUESTED BY AN AUTHORIZED REPRESENTATIVE OF DTC (AND ANY PAYMENT IS MADE TO CEDE & CO. OR TO SUCH OTHER ENTITY AS IS REQUESTED BY AN AUTHO-RIZED REPRESENTATIVE OF DTC), ANY TRANSFER, PLEDGE, OR OTHER USE HEREOF FOR VALUE OR OTHERWISE BY OR TO ANY PERSON IS WRONGFUL INASMUCH AS THE REGISTERED OWNER HEREOF, CEDE & CO., HAS AN INTEREST HEREIN.)

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "REGULAR INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

Certificate No.               :

Cut-off  Date                 :

First Distribution Date       :

Initial Certificate Balance
of this Certificate
("Denomination")              :    $

Initial Certificate Balances
of all Certificates
of this Class                 :    $

CUSIP                         :


                                 CWMBS, INC.
                 Home Equity Mortgage Loan Asset-Backed Trust
                              Series SPMD 199_-_
            Mortgage Pass-Through Certificates, Series SPMD 199_-_
                               Class (________)

     evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional mortgage loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

                          CWMBS, Inc., as Depositor

     Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that                                  is the registered
                         --------------------------------
owner of the Percentage Interest evidenced by this Certificate
(obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by CWMBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, IndyMac, Inc., as seller (in such capacity, the "Seller") and as master servicer (in such capacity, the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                          *            *           *

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 19__

                                 THE BANK OF NEW YORK,
                                 as Trustee


                                 By ______________________

Countersigned:

By ___________________________
     Authorized Signatory of
     THE BANK OF NEW YORK,
     as Trustee


                                  EXHIBIT B

                        (FORM OF CLASS R CERTIFICATE)

THIS CERTIFICATE HAS NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AS AMENDED (THE "ACT"). ANY RESALE OR TRANSFER OF THIS CERTIFICATE WITHOUT REGISTRATION THEREOF UNDER THE ACT MAY ONLY BE MADE IN A TRANSACTION EXEMPTED FROM THE REGISTRATION REQUIREMENTS OF THE ACT AND IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE REPRESENTS TO THE TRUSTEE THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR, IF SUCH TRANSFEROR IS AN INSURANCE COMPANY, A REPRESENTATION IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN, OR DELIVERS TO THE TRUSTEE AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.

Certificate No.               :

Cut-off Date                  :

First Distribution Date       :

Percentage Interest           :


                                 CWMBS, INC.
                Home Equity Mortgage Loan Asset-Backed Trust,
                              Series SPMD 199_-_
            Mortgage Pass-Through Certificates, Series SPMD 199_-_
                                   Class OC

     evidencing a percentage interest in the distributions allocable to the Certificates of the above-referenced Class with respect to a Trust Fund consisting primarily of a pool of conventional loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

                          CWMBS, Inc., as Depositor


     Distributions in respect of this Certificate is distributable monthly as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affili-ates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that                                   is the registered
                         ---------------------------------
owner of the Percentage Interest evidenced by this Certificate in certain monthly distributions with respect to a Trust Fund consisting primarily of the Mortgage Loans deposited by CWMBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, IndyMac, Inc., as seller (in such capacity, the "Seller"), and as master servicer (in such capacity, the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     No transfer of a Certificate of this Class shall be made unless such transfer is made pursuant to an effective registration statement under the Securities Act and any applicable state securities laws or is exempt from the registration requirements under said Act and such laws. In the event that a transfer is to be made in reliance upon an exemption from the Securities Act and such laws, in order to assure compliance with the Securities Act and such laws, the Certificateholder desiring to effect such transfer and such Certificateholder's prospective transferee shall each certify to the Trustee in writing the facts surrounding the transfer. In the event that such a transfer is to be made within three years from the date of the initial issuance of Certificates pursuant hereto, there shall also be delivered (except in the case of a transfer pursuant to Rule 144A of the Securities
Act) to the Trustee an Opinion of Counsel that such transfer may be made pursuant to an exemption from the Securities Act and such state securities laws, which Opinion of Counsel shall not be obtained at the expense of the Trustee, the Seller, the Master Servicer or the Depositor. The Holder hereof desiring to effect such transfer shall, and does hereby agree to, indemnify the Trustee and the Depositor against any liability that may result if the transfer is not so exempt or is not made in accordance with such federal and state laws.

     No transfer of a Certificate of this Class shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, nor a person acting on behalf of any such plan, which representation letter shall not be an expense of the Trustee or the Master Servicer, (ii) if the purchaser is an insurance company, a representation that the purchaser is an insurance company which is purchasing such Certificates with funds contained in an "insurance company general account" (as such term is defined in Section V(e) of Prohibited Transaction Class Exemption 95-60 ("PTCE 95-60")) and that the purchase and holding of such Certificates are covered under PTCE 95-60 or (iii) in the case of any such Certificate presented for registration in the name of an employee benefit plan subject to ERISA or
Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee to any obligation in addition to those undertaken in the Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Master Servicer. Notwithstanding anything else to the contrary herein, any purported transfer of a Certificate of this Class to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 19__

                                 THE BANK OF NEW YORK,
                                 as Trustee



                                 By ______________________

Countersigned:

By ___________________________
     Authorized Signatory of
     THE BANK OF NEW YORK,
     as Trustee


                                   EXHIBIT C

                        (FORM OF CLASS R CERTIFICATE)

SOLELY FOR U.S. FEDERAL INCOME TAX PURPOSES, THIS CERTIFICATE IS A "RESIDUAL INTEREST" IN A "REAL ESTATE MORTGAGE INVESTMENT CONDUIT," AS THOSE TERMS ARE DEFINED, RESPECTIVELY, IN SECTIONS 860G AND 860D OF THE INTERNAL REVENUE CODE OF 1986, AS AMENDED (THE "CODE").

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE PROPOSED TRANSFEREE DELIVERS TO THE TRUSTEE A TRANSFER AFFIDAVIT IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN.

(THIS CERTIFICATE REPRESENTS THE "TAX MATTERS PERSON RESIDUAL INTEREST" ISSUED UNDER THE POOLING AND SERVICING AGREEMENT REFERRED TO BELOW AND MAY NOT BE TRANSFERRED TO ANY PERSON EXCEPT IN CONNECTION WITH THE ASSUMPTION BY THE TRANSFEREE OF THE DUTIES OF THE SERVICER UNDER SUCH AGREEMENT.)

NEITHER THIS CERTIFICATE NOR ANY INTEREST HEREIN MAY BE TRANSFERRED UNLESS THE TRANSFEREE DELIVERS TO THE TRUSTEE EITHER A REPRESENTATION LETTER TO THE EFFECT THAT SUCH TRANSFEREE IS NOT AN EMPLOYEE BENEFIT PLAN SUBJECT TO THE EMPLOYEE RETIREMENT INCOME SECURITY ACT OF 1974, AS AMENDED, OR A PLAN SUBJECT TO SECTION 4975 OF THE CODE, OR AN OPINION OF COUNSEL IN ACCORDANCE WITH THE PROVISIONS OF THE AGREEMENT REFERRED TO HEREIN. NOTWITHSTANDING ANYTHING ELSE TO THE CONTRARY HEREIN, ANY PURPORTED TRANSFER OF THIS CERTIFICATE TO OR ON BEHALF OF AN EMPLOYEE BENEFIT PLAN SUBJECT TO ERISA OR TO THE CODE WITHOUT THE OPINION OF COUNSEL SATISFACTORY TO THE TRUSTEE AS DESCRIBED ABOVE SHALL BE VOID AND OF NO EFFECT.


Certificate No.               :

Cut-off  Date                 :

Initial Certificate Balance
of this Certificate
("Denomination")              :    $

Initial Certificate Balances
of all Certificates of
this Class                    :    $

CUSIP                         :



                                 CWMBS, INC.
       Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 199_-_
            Mortgage Pass-Through Certificates, Series SPMD 199_-_

     evidencing the distributions allocable to the Class R Certificates with respect to a Trust Fund consisting primarily of a pool of conventional loans (the "Mortgage Loans") secured by first liens on one- to four-family residential properties

                          CWMBS, Inc., as Depositor

     Principal in respect of this Certificate is distributable monthly as set forth herein. Accordingly, the Certificate Balance at any time may be less than the Certificate Balance as set forth herein. This Certificate does not evidence an obligation of, or an interest in, and is not guaranteed by the Depositor, the Seller, the Master Servicer or the Trustee referred to below or any of their respective affiliates. Neither this Certificate nor the Mortgage Loans are guaranteed or insured by any governmental agency or instrumentality.

     This certifies that                                  is the registered
                         --------------------------------
owner of the Percentage Interest (obtained by dividing the denomination of this Certificate by the aggregate Initial Certificate Balances of the denominations of all Certificates of the Class to which this Certificate belongs) in certain monthly distributions with respect to a Trust Fund consisting of the Mortgage Loans deposited by CWMBS, Inc. (the "Depositor"). The Trust Fund was created pursuant to a Pooling and Servicing Agreement dated as of the Cut-off Date specified above (the "Agreement") among the Depositor, IndyMac, Inc. as seller (in such capacity, the "Seller") and as master servicer (in such capacity, the "Master Servicer"), and The Bank of New York, as trustee (the "Trustee"). To the extent not defined herein, the capitalized terms used herein have the meanings assigned in the Agreement. This Certificate is issued under and is subject to the terms, provisions and conditions of the Agreement, to which Agreement the Holder of this Certificate by virtue of the acceptance hereof assents and by which such Holder is bound.

     Any distribution of the proceeds of any remaining assets of the Trust Fund will be made only upon presentment and surrender of this Class R Certificate at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York.

     No transfer of a Class R Certificate shall be made unless the Trustee shall have received either (i) a representation letter from the transferee of such Certificate, acceptable to and in form and substance satisfactory to the Trustee, to the effect that such transferee is not an employee benefit plan subject to Section 406 of ERISA or Section 4975 of the Code, nor a person acting on behalf of any such plan, which representation letter shall not be an expense of the Trustee or the Master Servicer, or (ii) in the case of any such Class R Certificate presented for registration in the name of an employee benefit plan subject to ERISA, or Section 4975 of the Code (or comparable provisions of any subsequent enactments), or a trustee of any such plan or any other person acting on behalf of any such plan, an Opinion of Counsel satisfactory to the Trustee and the Master Servicer to the effect that the purchase or holding of such Class R Certificate will not result in the assets of the Trust Fund being deemed to be "plan assets" and subject to the prohibited transaction provisions of ERISA and the Code and will not subject the Trustee or the Master Servicer to any obligation in addition to those undertaken in this Agreement, which Opinion of Counsel shall not be an expense of the Trustee or the Master Servicer. Notwithstanding anything else to the contrary herein, any purported transfer of a Class R Certificate to or on behalf of an employee benefit plan subject to ERISA or to the Code without the opinion of counsel satisfactory to the Trustee as described above shall be void and of no effect.

     Each Holder of this Class R Certificate will be deemed to have agreed to be bound by the restrictions of the Agreement, including but not limited to the restrictions that (i) each person holding or acquiring any Ownership Interest in this Class R Certificate must be a Permitted Transferee, (ii) no Ownership Interest in this Class R Certificate may be transferred without delivery to the Trustee of (a) a transfer affidavit of the proposed transferee and (b) a transfer certificate of the transferor, each of such documents to be in the form described in the Agreement, (iii) each person holding or acquiring any Ownership Interest in this Class R Certificate must agree to require a transfer affidavit and to deliver a transfer certificate to the Trustee as required pursuant to the Agreement, (iv) each person holding or acquiring an Ownership Interest in this Class R Certificate must agree not to transfer an Ownership Interest in this Class R Certificate if it has actual knowledge that the proposed transferee is not a Permitted Transferee and (v) any attempted or purported transfer of any Ownership Interest in this Class R Certificate in violation of such restrictions will be absolutely null and void and will vest no rights in the purported transferee.

     Reference is hereby made to the further provisions of this Certificate set forth on the reverse hereof, which further provisions shall for all purposes have the same effect as if set forth at this place.

     This Certificate shall not be entitled to any benefit under the Agreement or be valid for any purpose unless manually countersigned by an authorized signatory of the Trustee.

                             *         *        *

     IN WITNESS WHEREOF, the Trustee has caused this Certificate to be duly executed.

Dated:  ____________, 19__

                                 THE BANK OF NEW YORK,
                                 as Trustee


                                 By ______________________

Countersigned:

By ___________________________
     Authorized Signatory of
     THE BANK OF NEW YORK,
     as Trustee



                                  EXHIBIT D

                                  (RESERVED)



                                  EXHIBIT E

                      (Form of Reverse of Certificates)


                                 CWMBS, INC.
                Home Equity Mortgage Loan Asset-Backed Trust,
                              Series SPMD 199_-_
            Mortgage Pass-Through Certificates, Series SPMD 199_-_

     This Certificate is one of a duly authorized issue of Certificates designated as CWMBS, Inc. Mortgage Pass-Through Certificates, of the Series specified on the face hereof (herein collectively called the "Certificates"), and representing a beneficial ownership interest in the Trust Fund created by the Agreement.

     The Certificateholder, by its acceptance of this Certificate, agrees that it will look solely to the funds on deposit in the Distribution Account for payment hereunder and that the Trustee is not liable to the Certificate-holders for any amount payable under this Certificate or the Agreement or, except as expressly provided in the Agreement, subject to any liability under the Agreement.

     This Certificate does not purport to summarize the Agreement and reference is made to the Agreement for the interests, rights and limitations of rights, benefits, obligations and duties evidenced thereby, and the rights, duties and immunities of the Trustee.

     Pursuant to the terms of the Agreement, a distribution will be made on the 25th day of each month or, if such 25th day is not a Business Day, the Business Day immediately following (the "Distribution Date"), commencing on the first Distribution Date specified on the face hereof, to the Person in whose name this Certificate is registered at the close of business on the applicable Record Date in an amount equal to the product of the Percentage Interest evidenced by this Certificate and the amount required to be distributed to Holders of Certificates of the Class to which this Certificate belongs on such Distribution Date pursuant to the Agreement. The Record Date applicable to each Distribution Date is the last Business Day of the month next preceding the month of such Distribution Date.

     Distributions on this Certificate shall be made by wire transfer of immediately available funds to the account of the Holder hereof at a bank or other entity having appropriate facilities therefor, if such Certificateholder shall have so notified the Trustee in writing at least five Business Days prior to the related Record Date and such Certificateholder shall satisfy the conditions to receive such form of payment set forth in the Agreement, or, if not, by check mailed by first class mail to the address of such Certificateholder appearing in the Certificate Register. The final distribution on each Certificate will be made in like manner, but only upon presentment and surrender of such Certificate at the Corporate Trust Office or such other location specified in the notice to Certificateholders of such final distribution.

     The Agreement permits, with certain exceptions therein provided, the amendment thereof and the modification of the rights and obligations of the Trustee and the rights of the Certificateholders under the Agreement at any time by the Depositor, the Master Servicer and the Trustee with the consent of the Holders of Certificates affected by such amendment evidencing the requisite Percentage Interest, as provided in the Agreement. Any such consent by the Holder of this Certificate shall be conclusive and binding on such Holder and upon all future Holders of this Certificate and of any Certificate issued upon the transfer hereof or in exchange therefor or in lieu hereof whether or not notation of such consent is made upon this Cer-tificate. The Agreement also permits the amendment thereof, in certain limited circumstances, without the consent of the Holders of any of the Certificates.

     As provided in the Agreement and subject to certain limitations therein set forth, the transfer of this Certificate is registrable in the Certificate Register of the Trustee upon surrender of this Certificate for registration of transfer at the Corporate Trust Office or the office or agency maintained by the Trustee in New York, New York, accompanied by a written instrument of transfer in form satisfactory to the Trustee and the Certificate Registrar duly executed by the holder hereof or such holder's attorney duly authorized in writing, and thereupon one or more new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest in the Trust Fund will be issued to the designated transferee or transferees.

     The Certificates are issuable only as registered Certificates without coupons in denominations specified in the Agreement. As provided in the Agreement and subject to certain limitations therein set forth, Certificates are exchangeable for new Certificates of the same Class in authorized denominations and evidencing the same aggregate Percentage Interest, as requested by the Holder surrendering the same.

     No service charge will be made for any such registration of transfer or exchange, but the Trustee may require payment of a sum sufficient to cover any tax or other governmental charge payable in connection therewith.

     The Depositor, the Master Servicer, the Seller and the Trustee and any agent of the Depositor or the Trustee may treat the Person in whose name this Certificate is registered as the owner hereof for all purposes, and neither the Depositor, the Trustee, nor any such agent shall be affected by any notice to the contrary.

     On any Distribution Date on which the Pool Stated Principal Balance is less than 10% of the Cut-off Date Pool Principal Balance, the Master Servicer will have the option to repurchase, in whole, from the Trust Fund all remaining Mortgage Loans and all property acquired in respect of the Mortgage Loans at a purchase price determined as provided in the Agreement. In the event that no such optional termination occurs, the obligations and responsibilities created by the Agreement will terminate upon the later of the maturity or other liquidation (or any advance with respect thereto) of the last Mortgage Loan remaining in the Trust Fund or the disposition of all property in respect thereof and the distribution to Certificateholders of all amounts required to be distributed pursuant to the Agreement. In no event, however, will the trust created by the Agreement continue beyond the expiration of 21 years from the death of the last survivor of the descendants living at the date of the Agreement of a certain person named in the Agreement.

     Any term used herein that is defined in the Agreement shall have the meaning assigned in the Agreement, and nothing herein shall be deemed inconsistent with that meaning.



                                ASSIGNMENT
                                ----------


     FOR VALUE RECEIVED, the undersigned hereby sell(s), assign(s) and transfer(s) unto
                 --------------------------------

---------------------------------------------------------------

---------------------------------------------------------------

---------------------------------------------------------------
(Please print or typewrite name and address including postal zip code of assignee)

the Percentage Interest evidenced by the within Certificate and hereby authorizes the transfer of registration of such Percentage Interest to assignee on the Certificate Register of the Trust Fund.

     I (We) further direct the Trustee to issue a new Certificate of a like denomination and Class, to the above named assignee and deliver such Certificate to the following address:
                                                                .
----------------------------------------------------------------

Dated:

                         ---------------------------------------
                         Signature by or on behalf of assignor




                          DISTRIBUTION INSTRUCTIONS

     The assignee should include the following for purposes of distribution:

     Distributions shall be made, by wire transfer or otherwise, in immediately available funds to
                                                   ,
---------------------------------------------------
                                                                ,
----------------------------------------------------------------
for the account of                                              ,
                   ---------------------------------------------
account number               , or, if mailed by check, to
                                                         _________________
               --------------
_____________________________
                                                       .  Applicable
_______________________________________________________
statements should be mailed to
                                           ,
-------------------------------------------
                                                                .
----------------------------------------------------------------

     This information is provided by                            ,
                                     ---------------------------
the assignee named above, or                                    ,
                             -----------------------------------
as its agent.



                                  EXHIBIT F

                                  (RESERVED)




                                  EXHIBIT G

                   FORM OF INITIAL CERTIFICATION OF TRUSTEE

                                    (date)

(Depositor)

(Master Servicer)

(Seller)
_____________________
_____________________

          Re: Pooling and Servicing Agreement among CWMBS, Inc., as Depositor, IndyMac, Inc., as Seller and Master Servicer, and The Bank of New York, as Trustee, Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 199_-_ Mortgage Pass-Through Certificates, Series SPMD 199 -
               --------------------------------------------------------

Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that, as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan listed in the attached schedule), it has received:

     (i) the original Mortgage Note, endorsed as provided in the following form: "Pay to the order of ________, without recourse"; and

    (ii) a duly executed assignment of the Mortgage (which may be included in a blanket assignment or assignments); provided, however, that it has received no assignment with respect to any Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico.

     Based on its review and examination and only as to the foregoing documents, such documents appear regular on their face and related to such Mortgage Loan.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                         THE BANK OF NEW YORK,
                         as Trustee


                         By:
                            -----------------------------
                         Name:
                              ---------------------------
                         Title:
                               --------------------------



                                  EXHIBIT H

                    FORM OF FINAL CERTIFICATION OF TRUSTEE

                                    (date)

(Depositor)

(Master Servicer)

(Seller)
_____________________
_____________________


          Re: Pooling and Servicing Agreement among CWMBS, Inc., as Depositor, IndyMac, Inc., as Seller and Master Servicer, and The Bank of New York, as Trustee, Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 199_-_ Mortgage Pass-Through Certificates, Series SPMD 199 -
               ------------------------------------------------------------

Gentlemen:

     In accordance with Section 2.02 of the above-captioned Pooling and Servicing Agreement (the "Pooling and Servicing Agreement"), the undersigned, as Trustee, hereby certifies that as to each Mortgage Loan listed in the Mortgage Loan Schedule (other than any Mortgage Loan paid in full or listed on the attached Document Exception Report) it has received:

     (i)  The original Mortgage Note, endorsed in the form provided in
Section 2.01(c) of the Pooling and Servicing Agreement, with all intervening endorsements showing a complete chain of endorsement from the originator to the Seller.

    (ii)  The original recorded Mortgage.

   (iii)  A duly executed assignment of the Mortgage in the form provided in
Section 2.01(c) of the Pooling and Servicing Agreement; provided, however, that it has received no assignment with respect to any Mortgage for which the related Mortgaged Property is located in the Commonwealth of Puerto Rico, or, if the Depositor has certified or the Trustee otherwise knows that the related Mortgage has not been returned from the applicable recording office, a copy of the assignment of the Mortgage (excluding information to be provided by the recording office).

    (iv) The original or duplicate original recorded assignment or assignments of the Mortgage showing a complete chain of assignment from the originator to the Seller.

     (v) The original or duplicate original lender's title policy and all riders thereto or, any one of an original title binder, an original preliminary title report or an original title commitment, or a copy thereof certified by the title company.

     Based on its review and examination and only as to the foregoing documents, (a) such documents appear regular on their face and related to such Mortgage Loan, and (b) the information set forth in items (i), (ii),
(iii), (iv), (vi) and (xi) of the definition of the "Mortgage Loan Schedule" in Section 1.01 of the Pooling and Servicing Agreement accurately reflects information set forth in the Mortgage File.

      The Trustee has made no independent examination of any documents contained in each Mortgage File beyond the review specifically required in the Pooling and Servicing Agreement. The Trustee makes no representations as to: (i) the validity, legality, sufficiency, enforceability or genuineness of any of the documents contained in each Mortgage File of any of the Mortgage Loans identified on the Mortgage Loan Schedule, or (ii) the collectability, insurability, effectiveness or suitability of any such Mortgage Loan. Notwithstanding anything herein to the contrary, the Trustee has made no determination and makes no representations as to whether (i) any endorsement is sufficient to transfer all right, title and interest of the party so endorsing, as noteholder or assignee thereof, in and to that Mortgage Note or (ii) any assignment is in recordable form or sufficient to effect the assignment of and transfer to the assignee thereof, under the Mortgage to which the assignment relates.

      Capitalized words and phrases used herein shall have the respective meanings assigned to them in the Pooling and Servicing Agreement.

                         THE BANK OF NEW YORK,
                         as Trustee


                         By :
                             ----------------------------
                         Name:
                              ---------------------------
                         Title:
                               --------------------------



                                  EXHIBIT I

                              TRANSFER AFFIDAVIT

                                 CWMBS, Inc.
       Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 199_-_
                      Mortgage Pass-Through Certificates
                              Series SPMD 199_-_


STATE OF            )
                    ) ss.:
COUNTY OF           )


     The undersigned, being first duly sworn, deposes and says as follows:

     1.   The undersigned is an officer of                     , the
                                           --------------------
proposed Transferee of an Ownership Interest in a Class A-R Certificate (the "Certificate") issued pursuant to the Pooling and Servicing Agreement, (the "Agreement"), relating to the above-referenced Series, by and among CWMBS, Inc., as depositor (the "Depositor"), IndyMac, Inc., as seller and master servicer and The Bank of New York, as Trustee. Capitalized terms used, but not defined herein or in Exhibit 1 hereto, shall have the meanings ascribed to such terms in the Agreement. The Transferee has authorized the undersigned to make this affidavit on behalf of the Transferee.

     2. The Transferee is, as of the date hereof, and will be, as of the date of the Transfer, a Permitted Transferee. The Transferee is acquiring its Ownership Interest in the Certificate either (i) for its own account or
(ii) as nominee, trustee or agent for another Person and has attached hereto an affidavit from such Person in substantially the same form as this affidavit. The Transferee has no knowledge that any such affidavit is false.

     3. The Transferee has been advised of, and understands that (i) a tax will be imposed on Transfers of the Certificate to Persons that are not Permitted Transferees; (ii) such tax will be imposed on the transferor, or, if such Transfer is through an agent (which includes a broker, nominee or middleman) for a Person that is not a Permitted Transferee, on the agent; and
(iii) the Person otherwise liable for the tax shall be relieved of liability for the tax if the subsequent Transferee furnished to such Person an affidavit that such subsequent Transferee is a Permitted Transferee and, at the time of Transfer, such Person does not have actual knowledge that the affidavit is false.

     4. The Transferee has been advised of, and understands that a tax will be imposed on a "pass-through entity" holding the Certificate if at any time during the taxable year of the pass-through entity a Person that is not a Permitted Transferee is the record holder of an interest in such entity. The Transferee understands that such tax will not be imposed for any period with respect to which the record holder furnishes to the pass-through entity an affidavit that such record holder is a Permitted Transferee and the pass-through entity does not have actual knowledge that such affidavit is false. (For this purpose, a "pass-through entity" includes a regulated investment company, a real estate investment trust or common trust fund, a partnership, trust or estate, and certain cooperatives and, except as may be provided in Treasury Regulations, persons holding interests in pass-through entities as a nominee for another Person.)

     5. The Transferee has reviewed the provisions of Section 5.02(c) of the Agreement (attached hereto as Exhibit 2 and incorporated herein by reference) and understands the legal consequences of the acquisition of an Ownership Interest in the Certificate including, without limitation, the restrictions on subsequent Transfers and the provisions regarding voiding the Transfer and mandatory sales. The Transferee expressly agrees to be bound by and to abide by the provisions of Section 5.02(c) of the Agreement and the restrictions noted on the face of the Certificate. The Transferee understands and agrees that any breach of any of the representations included herein shall render the Transfer to the Transferee contemplated hereby null and void.

     6. The Transferee agrees to require a Transfer Affidavit from any Person to whom the Transferee attempts to Transfer its Ownership Interest in the Certificate, and in connection with any Transfer by a Person for whom the Transferee is acting as nominee, trustee or agent, and the Transferee will not Transfer its Ownership Interest or cause any Ownership Interest to be Transferred to any Person that the Transferee knows is not a Permitted Transferee. In connection with any such Transfer by the Transferee, the Transferee agrees to deliver to the Trustee a certificate substantially in the form set forth as Exhibit J to the Agreement (a "Transferor Certificate") to the effect that such Transferee has no actual knowledge that the Person to which the Transfer is to be made is not a Permitted Transferee.

     7. The Transferee does not have the intention to impede the assessment or collection of any tax legally required to be paid with respect to the Certificate.

     8.   The Transferee's taxpayer identification number is             .
                                                             ------------

     9.   The Transferee is a U.S. Person as defined in Code Section
7701(a)(30).

    10. The Transferee is aware that the Certificate may be a "noneconomic residual interest" within the meaning of proposed Treasury regulations promulgated pursuant to the Code and that the transferor of a noneconomic residual interest will remain liable for any taxes due with respect to the income on such residual interest, unless no significant purpose of the transfer was to impede the assessment or collection of tax.

   11. The Transferee is not an employee benefit plan that is subject to ERISA or a plan that is subject to Section 4975 of the Code, and the Transferee is not acting on behalf of such a plan.

                          *           *           *

    IN WITNESS WHEREOF,
the Transferee has caused this instrument to be executed on its behalf, pursuant to authority of its Board of Directors, by its duly authorized officer and its corporate seal to be hereunto
affixed, duly attested, this       day of                   , 19  .
                             -----        ------------------    --


                              ---------------------------------
                              Print Name of Transferee

                              By:
                                 ------------------------------
                                 Name:
                                 Title:

(Corporate Seal)

ATTEST:


---------------------------
(Assistant) Secretary

     Personally appeared before me the above-named              , known or
                                                   -------------
proved to me to be the same person who executed the foregoing instrument and
to be the                      of the Transferee, and acknowledged
              --------------------
that he executed the same as his free act and deed and the free act and deed of the Transferee.

     Subscribed and sworn before me this       day of          , 19  .
                                         -----        ---------    --


                                   ------------------------------
                                        NOTARY PUBLIC

                                   My Commission expires the      day of
                                                             ----
_____________ , 19  .

                                                             EXHIBIT 1
                                                             to EXHIBIT I

                            Certain Definitions
                            -------------------

     "Ownership Interest": As to any Certificate, any ownership interest in such Certificate, including any interest in such Certificate as the Holder thereof and any other interest therein, whether direct or indirect, legal or beneficial.

     "Permitted Transferee": Any Person other than (i) the United States, any State or political subdivision thereof, or any agency or instrumentality of any of the foregoing, (ii) a foreign government, International Organization or any agency or instrumentality of either of the foregoing,
(iii) an organization (except certain farmers' cooperatives described in Code
Section 521) which is exempt from tax imposed by Chapter 1 of the Code (including the tax imposed by Code Section 511 on unrelated business taxable income) on any excess inclusions (as defined in Code Section 860E(c)(1)) with respect to any Class A-R Certificate, (iv) rural electric and telephone cooperatives described in Code Section 1381(a)(2)(c), (v) a Person that is not a citizen or resident of the United States, a corporation, partnership, or other entity created or organized in or under the laws of the United States or any political subdivision thereof, or an estate or trust whose income from sources without the United States is includible in gross income for federal income tax purposes regardless of its connection with the conduct of a trade or business within the United States, and (vi) any other Person so designated by the Trustee based upon an Opinion of Counsel that the Transfer of an Ownership Interest in a Class A-R Certificate to such Person may cause the Trust Fund to fail to qualify as a REMIC at any time that certain Certificates are Outstanding. The terms "United States," "State" and "Inter-national Organization" shall have the meanings set forth in Code Section 7701 or successor provisions. A corporation will not be treated as an instrumentality of the United States or of any State or political subdivision thereof if all of its activities are subject to tax, and, with the exception of the FHLMC, a majority of its board of directors is not selected by such governmental unit.

     "Person": Any individual, corporation, partnership, joint venture, bank, joint stock company, trust (including any beneficiary thereof), unincorporated organization or government or any agency or political subdivision thereof.

     "Transfer": Any direct or indirect transfer or sale of any Ownership Interest in a Certificate, including theacquisition of a Certificate by the Depositor.

     "Transferee": Any Person who is acquiring by Transfer any Ownership Interest in a Certificate.


                                                                  EXHIBIT 2
                                                               to EXHIBIT I


                      Section 5.02(c) of the Agreement
                      --------------------------------

          (c) Each Person who has or who acquires any Ownership Interest in the Residual Certificates shall be deemed by the acceptance or acquisition of such Ownership Interest to have agreed to be bound by the following provisions, and the rights of each Person acquiring any Ownership Interest in a Residual Certificate are expressly subject to the following provisions:

          (i) Each Person holding or acquiring any Ownership Interest in the Residual Certificates shall be a Permitted Transferee and shall promptly notify the Trustee of any change or impending change in its status as a Permitted Transferee.

         (ii) No Ownership Interest in the OC and R Certificates may be registered on the Closing Date or thereafter transferred, and the Trustee shall not register the Transfer of any Residual Certificates unless, in addition to the certificates required to be delivered to the Trustee under subparagraph (b) above, the Trustee shall have been furnished with an affidavit (a "Transfer Affidavit") of the initial owner or the proposed transferee in the form attached hereto as Exhibit I.

        (iii) Each Person holding or acquiring any Ownership Interest in a Residual Certificate shall agree (A) to obtain a Transfer Affidavit from any other Person to whom such Person attempts to Transfer its Ownership Interest in a Residual Certificate, (B) to obtain a Transfer Affidavit from any Person for whom such Person is acting as nominee, trustee or agent in connection with any Transfer of a Residual Certificate and (C) not to Transfer its Ownership Interest in a Residual Certificate or to cause the Transfer of an Ownership Interest in a Residual Certificate to any other Person if it has actual knowledge that such Person is not a Permitted Transferee.

         (iv) Any attempted or purported Transfer of any Ownership Interest in a Residual Certificate in violation of the provisions of this Section 5.02(c) shall be absolutely null and void and shall vest no rights in the purported Transferee. If any purported transferee shall become a Holder of a Residual Certificate in violation of the provisions of this
     Section 5.02(c), then the last preceding Permitted Transferee shall be restored to all rights as Holder thereof retroactive to the date of registration of Transfer of such Residual Certificate. The Trustee shall be under no liability to any Person for any registration of Transfer of a Residual Certificate that is in fact not permitted by
     Section 5.02(b) and this Section 5.02(c) or for making any payments due on such Certificate to the Holder thereof or taking any other action with respect to such Holder under the provisions of this Agreement so long as the Transfer was registered after receipt of the related Transfer Affidavit, Transferor Certificate and either the Rule 144A Letter or the Investment Letter. The Trustee shall be entitled but not obligated to recover from any Holder of a Residual Certificate that was in fact not a Permitted Transferee at the time it became a Holder or, at such subsequent time as it became other than a Permitted Transferee, all payments made on such Residual Certificate at and after either such time. Any such payments so recovered by the Trustee shall be paid and delivered by the Trustee to the last preceding Permitted Transferee of such Certificate.

          (v) The Depositor shall use its best efforts to make available, upon receipt of written request from the Trustee, all information necessary to compute any tax imposed under Section 860E(e) of the Code as a result of a Transfer of an Ownership Interest in a Residual Certificate to any Holder who is not a Permitted Transferee.



                                 EXHIBIT J

                        FORM OF TRANSFEROR CERTIFICATE


                                                         __________, 199__

CWMBS, Inc.
4500 Park Granada
Calabassas, CA  91302
Attention:  David A. Spector

The Bank of New York
101 Barclay Street, 12W
New York, NY  10286
Attention:  Mortgage-Backed
  Securities Group Series 199 -

          Re: CWMBS, Inc. Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 199_-_ Mortgage Pass-Through Certificates, Series SPMD 199 - , Class
               ----------------------------------------------

Ladies and Gentlemen:

          In connection with our disposition of the above Certificates we certify that (a) we understand that the Certificates have not been registered under the Securities Act of 1933, as amended (the "Act"), and are being disposed by us in a transaction that is exempt from the registration requirements of the Act, (b) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, in a manner that would be deemed, or taken any other action which would result in, a violation of Section 5 of the Act and (c) to the extent we are disposing of a Class R and Class OC Certificate, we have no knowledge the Transferee is not a Permitted Transferee.

                                   Very truly yours,

                                   ___________________________
                                   Print Name of Transferor

                                   By:
                                       --------------------------
                                          Authorized Officer




                                    EXHIBIT K

                  FORM OF INVESTMENT LETTER (NON-RULE 144A)

                                                        __________, 199__


CWMBS, Inc.
4500 Park Granada
Calabassas, CA  91302
Attention:  David A. Spector

The Bank of New York
101 Barclay Street, 12W
New York, NY  10286
Attention:  Mortgage-Backed
  Securities Group Series 199 -

     Re:  CWMBS, Inc. Home Equity Mortgage Loan Asset-Backed
          Trust, Series SPMD 199_-_ Mortgage Pass-Through
          Certificates, Series SPMD 199 - , Class
          --------------------------------------------------

Ladies and Gentlemen:

          In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we are an "accredited investor," as defined in Regulation D under the Act, and have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement nor are we using the assets of any such plan or arrangement to effect such acquisition, (e) we are acquiring the Certificates for investment for our own account and not with a view to any distribution of such Certificates (but without prejudice to our right at all times to sell or otherwise dispose of the Certificates in accordance with clause (g) below), (f) we have not offered or sold any Certificates to, or solicited offers to buy any Certificates from, any person, or otherwise approached or negotiated with any person with respect thereto, or taken any other action which would result in a violation of Section 5 of the Act, and
(g) we will not sell, transfer or otherwise dispose of any Certificates unless (1) such sale, transfer or other disposition is made pursuant to an effective registration statement under the Act or is exempt from such registration requirements, and if requested, we will at our expense provide an opinion of counsel satisfactory to the addressees of this Certificate that such sale, transfer or other disposition may be made pursuant to an exemption from the Act, (2) the purchaser or transferee of such Certificate has executed and delivered to you a certificate to substantially the same effect as this certificate, and (3) the purchaser or transferee has otherwise complied with any conditions for transfer set forth in the Pooling and Servicing Agreement.

                                   Very truly yours,

                                   ________________________
                                   Print Name of Transferee

                                   By:
                                       --------------------------
                                          Authorized Officer



                                 EXHIBIT L

                           FORM OF RULE 144A LETTER

                                                          ____________, 199__


CWMBS, Inc.
4500 Park Granada
Calabassas, CA  91302
Attention:  David A. Spector

The Bank of New York
101 Barclay Street, 12W
New York, NY  10286
Attention:  Mortgage-Backed
  Securities Group Series 199 -

     Re:  CWMBS, Inc. Home Equity Mortgage Loan Asset-Backed
          Trust, Series SPMD 199_-_ Mortgage Pass-Through
          Certificates, Series SPMD 199 - , Class
          --------------------------------------------------

Ladies and Gentlemen:

          In connection with our acquisition of the above Certificates we certify that (a) we understand that the Certificates are not being registered under the Securities Act of 1933, as amended (the "Act"), or any state securities laws and are being transferred to us in a transaction that is exempt from the registration requirements of the Act and any such laws, (b) we have such knowledge and experience in financial and business matters that we are capable of evaluating the merits and risks of investments in the Certificates, (c) we have had the opportunity to ask questions of and receive answers from the Depositor concerning the purchase of the Certificates and all matters relating thereto or any additional information deemed necessary to our decision to purchase the Certificates, (d) we are not an employee benefit plan that is subject to the Employee Retirement Income Security Act of 1974, as amended, or a plan or arrangement that is subject to Section 4975 of the Internal Revenue Code of 1986, as amended, nor are we acting on behalf of any such plan or arrangement nor using the assets of any such plan or arrangement to effect such acquisition, (e) we have not, nor has anyone acting on our behalf offered, transferred, pledged, sold or otherwise disposed of the Certificates, any interest in the Certificates or any other similar security to, or solicited any offer to buy or accept a transfer, pledge or other disposition of the Certificates, any interest in the Certificates or any other similar security from, or otherwise approached or negotiated with respect to the Certificates, any interest in the Certificates or any other similar security with, any person in any manner, or made any general solicitation by means of general advertising or in any other manner, or taken any other action, that would constitute a distribution of the Certificates under the Securities Act or that would render the disposition of the Certificates a violation of Section 5 of the Securities Act or require registration pursuant thereto, nor will act, nor has authorized or will authorize any person to act, in such manner with respect to the Certificates,
(f) we are a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act and have completed either of the forms of certification to that effect attached hereto as Annex 1 or Annex 2. We are aware that the sale to us is being made in reliance on Rule 144A. We are acquiring the Certificates for our own account or for resale pursuant to Rule 144A and further, understand that such Certificates may be resold, pledged or transferred only (i) to a person reasonably believed to be a qualified institutional buyer that purchases for its own account or for the account of a qualified institutional buyer to whom notice is given that the resale, pledge or transfer is being made in reliance on Rule 144A, or (ii) pursuant to another exemption from registration under the Securities Act.


                                                       ANNEX 1 TO EXHIBIT L
                                                       --------------------


          QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
          --------------------------------------------------------

     /F1/ Buyer must own and/or invest on a discretionary basis at least
          $100,000,000 in securities unless Buyer is a dealer, and, in that case, Buyer must own and/or invest on a discretionary basis at least $10,000,000 in securities.

         (For Transferees Other Than Registered Investment Companies)

          The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

          1. As indicated below, the undersigned is the President, Chief Financial Officer, Senior Vice President or other executive officer of the Buyer.

          2. In connection with purchases by the Buyer, the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because (i) the Buyer
owned and/or invested on a discretionary basis $            /F1/ in
                                                ------------
securities (except for the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule 144A and (ii) the Buyer satisfies the criteria in the category marked below.

          ___  Corporation, etc.  The Buyer is a corporation (other than a
               ----------------
bank, savings and loan association or similar institution), Massachusetts or similar business trust, partnership, or charitable organization described in
Section 501(c)(3) of the Internal Revenue Code of 1986, as amended.

          ___  Bank.  The Buyer (a) is a national bank or banking
               ----
institution organized under the laws of any State, territory or the District of Columbia, the business of which is substantially confined to banking and is supervised by the State or territorial banking commission or similar official or is a foreign bank or equivalent institution, and (b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.
                             ----------------------------------

          ___  Savings and Loan.  The Buyer (a) is a savings and loan
               ----------------
association, building and loan association, cooperative bank, homestead association or similar institution, which is supervised and examined by a State or Federal authority having supervision over any such institutions or is a foreign savings and loan association or equivalent institution and
(b) has an audited net worth of at least $25,000,000 as demonstrated in its latest annual financial statements, a copy of which is attached hereto.
                                    ----------------------------------

          ___  Broker-dealer.  The Buyer is a dealer registered pursuant
               -------------
to Section 15 of the Securities Exchange Act of 1934.

          ___  Insurance Company.  The Buyer is an insurance company whose
               -----------------
primary and predominant business activity is the writing of insurance or the reinsuring of risks underwritten by insurance companies and which is subject to supervision by the insurance commissioner or a similar official or agency of a State, territory or the District of Columbia.

          ___  State or Local Plan.  The Buyer is a plan established and
               -------------------
maintained by a State, its political subdivisions, or any agency or instrumentality of the State or its political subdivisions, for the benefit of its employees.

          ___  ERISA Plan.  The Buyer is an employee benefit plan within
               ----------
the meaning of Title I of the Employee Retirement Income Security Act of
1974.

          ___  Investment Advisor.  The Buyer is an investment advisor
               ------------------
registered under the Investment Advisors Act of 1940.

          ___  Small Business Investment Company.  Buyer is a small
               ---------------------------------
business investment company licensed by the U.S. Small Business
Administration under Section 301(c) or (d) of the Small Business Investment Act of 1958.

          ___  Business Development Company.  Buyer is a business
               ----------------------------
development company as defined in Section 202(a)(22) of the Investment Advisors Act of 1940.

          3.  The term "securities" as used herein does not include (i)
                        ----------                 ----------------
securities of issuers that are affiliated with the Buyer, (ii) securities that are part of an unsold allotment to or subscription by the Buyer, if the Buyer is a dealer, (iii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iv) bank deposit notes and certificates of deposit,
(v) loan participations, (vi) repurchase agreements, (vii) securities owned but subject to a repurchase agreement and (viii) currency, interest rate and commodity swaps.

          4. For purposes of determining the aggregate amount of securities owned and/or invested on a discretionary basis by the Buyer, the Buyer used the cost of such securities to the Buyer and did not include any of the securities referred to in the preceding paragraph, except (i) where the Buyer reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market. Further, in determining such aggregate amount, the Buyer may have included securities owned by subsidiaries of the Buyer, but only if such subsidiaries are consolidated with the Buyer in its financial statements prepared in accordance with generally accepted accounting principles and if the investments of such subsidiaries are managed under the Buyer's direction. However, such securities were not included if the Buyer is a majority-owned, consolidated subsidiary of another enterprise and the Buyer is not itself a reporting company under the Securities Exchange Act of 1934, as amended.

          5. The Buyer acknowledges that it is familiar with Rule 144A and understands that the seller to it and other parties related to the Certificates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer may be in reliance on Rule 144A.

          6. Until the date of purchase of the Rule 144A Securities, the Buyer will notify each of the parties to which this certification is made of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification as of the date of such purchase. In addition, if the Buyer is a bank or savings and loan is provided above, the Buyer agrees that it will furnish to such parties updated annual financial statements promptly after they become available.



                                   ------------------------------
                                        Print Name of Buyer


                                   By:
                                      ---------------------------
                                      Name:
                                      Title:

                                   Date:
                                        -------------------------



                                                       ANNEX 2 TO EXHIBIT L
                                                       --------------------


           QUALIFIED INSTITUTIONAL BUYER STATUS UNDER SEC RULE 144A
          --------------------------------------------------------

          (For Transferees That are Registered Investment Companies)


          The undersigned (the "Buyer") hereby certifies as follows to the parties listed in the Rule 144A Transferee Certificate to which this certification relates with respect to the Certificates described therein:

          1. As indicated below, the undersigned is the President, Chief Financial Officer or Senior Vice President of the Buyer or, if the Buyer is a "qualified institutional buyer" as that term is defined in Rule 144A under the Securities Act of 1933, as amended ("Rule 144A") because Buyer is part of a Family of Investment Companies (as defined below), is such an officer of the Adviser.

          2. In connection with purchases by Buyer, the Buyer is a "qualified institutional buyer" as defined in SEC Rule 144A because (i) the Buyer is an investment company registered under the Investment Company Act of 1940, as amended and (ii) as marked below, the Buyer alone, or the Buyer's Family of Investment Companies, owned at least $100,000,000 in securities (other than the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year. For purposes of determining the amount of securities owned by the Buyer or the Buyer's Family of Investment Companies, the cost of such securities was used, except (i) where the Buyer or the Buyer's Family of Investment Companies reports its securities holdings in its financial statements on the basis of their market value, and (ii) no current information with respect to the cost of those securities has been published. If clause (ii) in the preceding sentence applies, the securities may be valued at market.

          ___  The Buyer owned $             in securities (other than the
                                ------------
excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
144A).

          ___  The Buyer is part of a Family of Investment Companies which
               owned in the aggregate $          in securities (other than
                                       ---------
the excluded securities referred to below) as of the end of the Buyer's most recent fiscal year (such amount being calculated in accordance with Rule
144A).

          3.  The term "Family of Investment Companies" as used herein
                        ------------------------------
means two or more registered investment companies (or series thereof) that have the same investment adviser or investment advisers that are affiliated (by virtue of being majority owned subsidiaries of the same parent or because one investment adviser is a majority owned subsidiary of the other).

          4.  The term "securities" as used herein does not include (i)
                        ----------
securities of issuers that are affiliated with the Buyer or are part of the Buyer's Family of Investment Companies, (ii) securities issued or guaranteed by the U.S. or any instrumentality thereof, (iii) bank deposit notes and certificates of deposit, (iv) loan participations, (v) repurchase agreements,
(vi) securities owned but subject to a repurchase agreement and (vii) currency, interest rate and commodity swaps.

          5. The Buyer is familiar with Rule 144A and understands that the parties listed in the Rule 144A Transferee Certificate to which this certification relates are relying and will continue to rely on the statements made herein because one or more sales to the Buyer will be in reliance on Rule 144A. In addition, the Buyer will only purchase for the Buyer's own account.

          6. Until the date of purchase of the Certificates, the undersigned will notify the parties listed in the Rule 144A Transferee Certificate to which this certification relates of any changes in the information and conclusions herein. Until such notice is given, the Buyer's purchase of the Certificates will constitute a reaffirmation of this certification by the undersigned as of the date of such purchase.



                                   ------------------------------
                                   Print Name of Buyer or Adviser



                                   By:
                                      ---------------------------
                                      Name:
                                      Title:

                                   IF AN ADVISER:



                                   ------------------------------
                                        Print Name of Buyer


                                   Date:
                                        -------------------------



                                  EXHIBIT M

                             REQUEST FOR RELEASE
                                (for Trustee)

                                 CWMBS, Inc.
       Home Equity Mortgage Loan Asset-Backed Trust, Series SPMD 199_-_
                      Mortgage Pass-Through Certificates
                              Series SPMD 199_-_

Loan Information
----------------

     Name of Mortgagor:
                                   ------------------------------

     Servicer
     Loan No.:
                                   ------------------------------

Trustee
-------

     Name:
                                   ------------------------------
     Address:
                                   ------------------------------

                                   ------------------------------
     Trustee
     Mortgage File No.:
                                   ------------------------------

     The undersigned Master Servicer hereby acknowledges that it has received from The Bank of New York, as Trustee for the Holders of Mortgage Pass-Through Certificates, of the above-referenced Series, the documents referred to below (the "Documents"). All capitalized terms not otherwise defined in this Request for Release shall have the meanings given them in the Pooling and Servicing Agreement (the "Pooling and Servicing Agreement") relating to the above-referenced Series among the Trustee, IndyMac, Inc., as Seller and Master Servicer and CWMBS, Inc., as Depositor.

( )  Mortgage Note dated             , 19  , in the original principal sum
                         ------------    --
of $          , made by                   . payable to, or endorsed to the
    ----------          ------------------
order of, the Trustee.


( )  Mortgage recorded on                   as instrument no.
                                                              _____________
                          -----------------
___________________________________________
        in the County Recorder's Office of the County of
_______

State of                 in book/reel/docket                  of official
         ---------------                     ----------------
records at page/image                 .
                      ----------------

( )  Deed of Trust recorded on                    as instrument no.
                                                                    _______
                               ------------------
_________________________________________________
          in the County Recorder's Office of the County of
_________

State of                 in book/reel/docket                 of official
         ---------------                     ---------------
records at page/image                 .
                      ----------------

( )  Assignment of Mortgage or Deed of Trust to the Trustee, recorded on

              as instrument no.              in the County Recorder's
-------------                   ------------
Office of the County of           , State of                  in
                        ----------           ----------------
book/reel/docket                 of official records at page/image
                                                                   ________
                 ---------------
________________________________
      .
______

( ) Other documents, including any amendments, assignments or other assumptions of the Mortgage Note or Mortgage.

     ( )
          ----------------------------------------------
     ( )
          ----------------------------------------------
     ( )
          ----------------------------------------------
     ( )
          ----------------------------------------------

     The undersigned Master Servicer hereby acknowledges and agrees as follows:

          (1) The Master Servicer shall hold and retain possession of the Documents in trust for the benefit of the Trustee, solely for the purposes provided in the Agreement.

          (2) The Master Servicer shall not cause or knowingly permit the Documents to become subject to, or encumbered by, any claim, liens, security interest, charges, writs of attachment or other impositions nor shall the Servicer assert or seek to assert any claims or rights of setoff to or against the Documents or any proceeds thereof.

          (3) The Master Servicer shall return each and every Document previously requested from the Mortgage File to the Trustee when the need therefor no longer exists, unless the Mortgage Loan relating to the Documents has been liquidated and the proceeds thereof have been remitted to the Certificate Account and except as expressly provided in the Agreement.

          (4) The Documents and any proceeds thereof, including any proceeds of proceeds, coming into the possession or control of the Master Servicer shall at all times be earmarked for the account of the Trustee, and the Master Servicer shall keep the Documents and any proceeds separate and distinct from all other property in the Master Servicer's possession, custody or control.

                               INDYMAC, INC.


                                By
                                   ------------------------

                                Its
                                   ------------------------

Date:                  , 19
      -----------------    --


                                 EXHIBIT N

                       REQUEST FOR RELEASE OF DOCUMENTS

To:  The Bank of New York          Attn:  Mortgage Custody
Services

Re: The Pooling & Servicing Agreement dated _______ among IndyMac, Inc., as Master Servicer, Inc, CWMBS, Inc. and The Bank of New York as Trustee

Ladies and Gentlemen:

In connection with the administration of the Mortgage Loans held by you as Trustee for CWMBS, Inc., we request the release of the Mortgage Loan File for the Mortgage Loan(s) described below, for the reason indicated.

FT Account#:                   Pool #:

Mortgagor's Name, Address and Zip Code:
--------------------------------------

Mortgage Loan Number:
--------------------

Reason for Requesting Documents (check one)
-------------------------------

_______1. Mortgage Loan paid in full (IndyMac hereby certifies that all amounts have been received.)

_______2. Mortgage Loan Liquidated (IndyMac hereby certifies that all proceeds of foreclosure, insurance, or other liquidation have been finally received.)

_______3. Mortgage Loan in Foreclosure.

_______4. Other (explain): ____________________________________

If item 1 or 2 above is checked, and if all or part of the Mortgage File was previously released to us, please release to us our previous receipt on file with you, as well as an additional documents in your possession relating to the above-specified Mortgage Loan. If item 3 or 4 is checked, upon return of all of the above documents to you as Trustee, please acknowledge your receipt by signing in the space indicated below, and returning this form.

INDYMAC, INC.                           155 North Lake Ave.
                                        Pasadena CA  91101

By:________________________
Name:______________________
Title:____________________
Date:______________________


TRUSTEE CONSENT TO RELEASE AND
ACKNOWLEDGEMENT OF RECEIPT

By:________________________
Name:______________________
Title:____________________
Date:______________________



                                  EXHIBIT O

                           NOTIONAL AMOUNT OF CLASS
                              AF-X CERTIFICATES




                               BROWN & WOOD LLP
                            One World Trade Center
                          New York, New York  10048
                          Telephone: (212) 839-5300
                          Facsimile: (212) 839-5599


                                        January 16, 1998

BY MODEM
--------

Securities and Exchange Commission
Judiciary Plaza
450 Fifth Street, N.W.
Washington, D.C.  20549

     Re:  CWMBS, Inc.
          Home Equity Mortgage Loan Asset-Backed Trust
          Mortgage Pass-Through Certificates,
          Series SPMD 1997-A
          --------------------------------------------------------

Ladies and Gentlemen:

     On behalf of CWMBS, Inc. (the "Company"), we enclose herewith for filing, pursuant to the Securities and Exchange Act of 1934, the Company's Current Report on Form 8-K, for the Pooling and Servicing Agreement in connection with the above-referenced transaction.


                                        Very truly yours,

                                        /s/ Bruce S. Kaiserman

                                        Bruce S. Kaiserman


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